Exhibit 10.2
DEPARTMENT OF SOCIAL AND HEALTH SERVICES
2008 — 2009 CONTRACT
FOR
HEALTHY OPTIONS
AND
STATE CHILDREN’S HEALTH
INSURANCE PLAN
APPROVED AS TO FORM BY THE ATTORNEY GENERAL’S OFFICE

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2008 — 2009 HO & SCHIP Contract
1.	GENERAL TERMS AND CONDITIONS

The words and phrases listed below, as used in this Contract, shall each have the following definitions:
1.1	Central Contract Servicesmeans the DSHS central headquarters contracting office, or successor section or office.

1.2	Confidential Information means information that is exempt from disclosure to the public or other unauthorized persons under Chapter 42.56 RCW or other federal or state law. Confidential Information includes, but is not limited to, Personal Information.

1.3	Contract means the entire written agreement between DSHS and the Contractor, including any Exhibits, documents, and materials incorporated by reference.

1.4	Contracts Administrator means the manager, or successor, of Central Contract Services or successor section or office.

1.5	Contractor means the individual or entity performing services pursuant to this Contract and includes the Contractor’s owners, members, officers, directors, partners, employees, and/or agents, unless otherwise stated in this Contract. For purposes of any permitted Subcontract, “Contractor” includes any Subcontractor and its owners, members, officers, directors, partners, employees, and/or agents.

1.6	Debarment means an action taken by a Federal official to exclude a person or business entity from participating in transactions involving certain federal funds.

1.7	DSHS or the Department means the state of Washington Department of Social and Health Services and its employees and authorized agents.

1.8	Encrypt means to encipher or encode electronic data using software that generates a minimum key length of 128 bits.

1.9	Hardened Password means a string of at least eight characters containing at least one alphabetic character, at least one number and at least one special character such as an asterisk, ampersand or exclamation point.

1.10	Personal Information means information identifiable to any person, including, but not limited to, information that relates to a person’s name, health, finances, education, business, use or receipt of governmental services or other activities, addresses, telephone numbers, Social Security Numbers, driver license numbers, other identifying numbers, and any financial identifiers.

1.11	Physically Secure means that access is restricted through physical means to authorized individuals only.

1.12	RCW means the Revised Code of Washington. All references in this Contract to RCW chapters or sections shall include any successor, amended, or replacement statute. Pertinent RCW chapters can be accessed at http://slc.leg.wa.gov/.

1.13	Regulation means any federal, state, or local regulation, rule, or ordinance.

1.14	Secured Area means an area to which only authorized representatives of the entity possessing the Confidential Information have access. Secured Areas may include buildings, rooms or locked storage containers (such as a filing cabinet) within a room, as long as access to the Confidential Information is not available to unauthorized personnel.

1.15	Subcontract means any separate agreement or contract between the Contractor and an individual or entity (“Subcontractor”) to perform all or a portion of the duties and obligations that the Contractor is obligated to perform pursuant to this Contract.

1.16	Subrecipient means a non-federal entity that expends federal awards received from a pass-through entity to carry out a federal program, but does not include an individual that is a beneficiary of such a program. A subrecipient may also be a recipient of other federal awards directly from a federal awarding agency.

1.17	Tracking means a record keeping system that identifies when the sender begins delivery of Confidential Information to the authorized and intended recipient, and when the sender receives confirmation of delivery from the authorized and intended recipient of Confidential Information.

1.18	Transport means the movement of Confidential Information from one entity to another, or within an entity, that:
1.18.1	Places the Confidential Information outside of a Secured Area or system (such as a local area network), and

1.18.2	Is accomplished other than via a Trusted System.
1.19	Trusted Systems include only the following methods of physical delivery:
1.19.1	Hand-delivery by a person authorized to have access to the Confidential Information with written acknowledgement of receipt, and

1.19.2	United States Postal Service (“USPS”) delivery services that include Tracking, such as Certified Mail, Express Mail or Registered Mail.

1.19.3	Any other method of physical delivery will not be deemed a Trusted System.
1.20	Unique User ID means a string of characters that identifies a specific user and which, in conjunction with a password, passphrase or other mechanism, authenticates a user to an information system.

1.21	WAC means the Washington Administrative Code. All references in this Contract to WAC chapters or sections shall include any successor, amended, or replacement regulation. Pertinent WAC chapters or sections can be accessed at http://slc.leg.wa.gov/.

1.22	Amendment: This Agreement may only be modified by a written amendment signed by both parties. Only personnel authorized to bind each of the parties may sign an amendment.

1.23	Assignment: The Contractor shall not assign this Agreement or Program Agreement to a third party without the prior written consent of DSHS.

1.24	Billing Limitations:
1.24.1	DSHS shall pay the Contractor only for services provided in accordance with this Contract.

1.24.2	DSHS shall not pay any claims for payment for services submitted more than twelve (12) months after the calendar month in which the services were performed.

1.24.3	The Contractor shall not bill and DSHS shall not pay for services performed under this Contract, if the Contractor has charged or will charge another agency of the state of Washington or any other party for the same services.
1.25	Compliance with Applicable Law: In the provision of services under this Contract, the Contractor and its subcontractors shall comply with all applicable federal, state and local laws and regulations, and all amendments thereto, that are in effect when the Contract is signed or that come into effect during the term of this Contract (42 CFR 438.6(f)(1) and 438.100(d)). This includes, but is not limited to:
1.25.1	Title XIX and Title XXI of the Social Security Act;

1.25.2	Title VI of the Civil Rights Act of 1964;

1.25.3	Title IX of the Education Amendments of 1972, regarding any education programs and activities;

1.25.4	The Age Discrimination Act of 1975;

1.25.5	The Rehabilitation Act of 1973;

1.25.6	The Budget Deficit Reduction Act of 2005

1.25.7	The False Claim Act

1.25.8	All federal and state professional and facility licensing and accreditation requirements/standards that apply to services performed under the terms of this Contract, including but not limited to:
1.25.8.1	All applicable standards, orders, or requirements issued under Section 306 of the Clean Water Act (33 US 1368), Executive Order 11738, and Environmental Protection Agency (EPA) regulations (40 CFR Part 15), which prohibit the use of facilities included on the EPA List of Violating Facilities. Any violations shall be reported to DSHS, DHHS, and the EPA.

1.25.8.2	Any applicable mandatory standards and policies relating to energy efficiency that are contained in the State Energy Conservation Plan, issued in compliance with the Federal Energy Policy and Conservation Act.

1.25.8.3	Those specified for laboratory services in the Clinical Laboratory Improvement Amendments (CLIA).

1.25.8.4	Those specified in Title 18 RCW for professional licensing.

1.25.8.5	Industrial Insurance — Title 51 RCW.

1.25.8.6	Reporting of abuse as required by RCW 26.44.030.

1.25.8.7	Federal Drug and Alcohol Confidentiality Laws in 42 CFR Part 2.

1.25.8.8	EEO Provisions.

1.25.8.9	Copeland Anti-Kickback Act.

1.25.8.10	Davis-Bacon Act.

1.25.8.11	Byrd Anti-Lobbying Amendment.

1.25.8.12	All federal and state nondiscrimination laws and regulations.

1.25.8.13	Americans with Disabilities Act: The Contractor shall make reasonable accommodation for enrollees with disabilities, in accord with the Americans with Disabilities Act, for all covered services and shall assure physical and communication barriers shall not inhibit enrollees with disabilities from obtaining covered services.

1.25.8.14	Any other requirements associated with the receipt of federal funds.
1.26	Confidentiality: The Contractor shall not use, publish, transfer, sell or otherwise disclose any, including but not limited to medical records, Confidential Information gained by reason of this Contract for any purpose that is not directly connected with Contractor’s performance of the services contemplated hereunder, except:

As provided by law; or In the case of Personal Information, with the prior written consent of the person to whom the Personal Information pertains or their legal guardian.
1.26.1	The Contractor and DSHS agree to share Personal Information regarding enrollees in a manner that complies with applicable state and federal law protecting confidentiality of such information (including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, codified at 42 USC 1320(d) et.seq. and 45 CFR parts 160, 162, and 164., the HIPAA regulations, 42 CFR 431 Subpart F, 42 CFR 438.224, RCW 5.60.060(4), and RCW 70.02). The Contractor and the Contractor’s subcontractors shall fully cooperate with DSHS efforts to implement HIPAA requirements.

1.26.2	The Contractor shall protect and maintain all Confidential Information gained by reason of this Contract against unauthorized use, access, disclosure, modification or loss. This duty requires that Contractor to employ reasonable security measures, which include restricting access to the Confidential Information by:

1.26.3	Encrypting electronic Confidential Information during Transport;

1.26.4	Physically Securing and Tracking media containing Confidential Information during Transport;

1.26.5	Limiting access to staff that have an authorized business requirement to view the Confidential Information;

1.26.6	Using access lists, Unique User ID and Hardened Password authentication to protect Confidential Information;

1.26.7	Physically Securing any computers, documents or other media containing the Confidential Information; and

1.26.8	Encrypting all Confidential Information that is stored on portable devices including but not limited to laptop computers and flash memory devices;

1.26.9	Upon request by DSHS the Contractor shall return the Confidential Information or certify in writing that the Contractor employed a DSHS approved method to destroy the information. Contractor may obtain information regarding approved destruction methods from the DSHS contact identified on page one of this Contract.

1.26.10	In the event of a theft, loss, unauthorized disclosure, or other potential or known compromise of Confidential Information, the Contractor shall notify DSHS in writing, as described in accord with the Notices section of the General Terms and Conditions, within one (1) business day of the discovery of the event. Contractor must also take actions to mitigate the risk of loss and comply with any notification or other requirement imposed by law.
1.27	Debarment Certification: The Contractor, by signature to this contract, certifies that the Contractor is not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded by any Federal department or agency from participating in transactions. The Contractor also agrees to include the above requirement in any and all subcontracts into which it enters.

The Contractor certifies that it does not knowingly have a director, officer, partner, or anyone with a beneficial ownership of more than five percent (5%) of the Contractor’s equity, or have an employee, consultant or subcontractor who is significant or material to the provision of services under this Contract, who has been, or is affiliated with someone who has been debarred, suspended, or otherwise excluded by any federal agency (SSA 1932(d)(1)). A list of debarred, suspended or otherwise excluded parties is available on the following Internet website: www.arnet.gov/epls.
1.27.1	The Contractor is not required to consult the excluded parties list, but may instead rely on certification from directors, officers, partners, employees, contractors, or persons with beneficial ownership of more than five percent (5%) of the Contractor’s equity, that they are not debarred or excluded from a federal program.

1.27.2	The Contractor is required to notify DSHS in writing, as described in the Notices section of the General Terms and Conditions, , when circumstances change that affect such certifications referenced in this Section.

1.27.3	The Contractor shall provide to DSHS in writing, as described in the Notices section of the General Terms and Conditions, a list of persons with a beneficial ownership of more than five percent (5%) of the Contractor’s equity no later than February 28 of each year of this Contract. If no person has a beneficial ownership of more than five percent (5%) of the Contractor’s equity, the Contractor shall so notify DSHS.

DSHS.
1.28	Disputes: When a dispute arises over an issue that pertains in any way to this Contract, the parties agree to the following process to address the dispute:
1.28.1	The Contractor and DSHS shall attempt to resolve the dispute through informal means between the Contractor and the Office Chief of the DSHS, Division of Healthcare Services, Office of Quality and Care Management.

1.28.2	If the Contractor or DSHS is not satisfied with the outcome of the resolution with the Office Chief, the Contractor may submit the disputed issue in writing, for review, within ten (10) working days of the outcome to:
Director
Department of Social and Health Services
Division of Healthcare Services
P.O. Box 45502
Olympia, WA 98504-5502
The Director may request additional information from the Office Chief and/or the Contractor. The Director shall issue a written review decision to the Contractor within thirty (30) calendar days of receipt of all information relevant to the issue. The review decision will be provided to the Contractor as described in the Notices section of the General Terms and Conditions.
1.28.3	When the Contractor disagrees with the review decision of the Director, the Contractor may request independent mediation of the dispute. DSHS shall be bound by the decision of the Director if the Contractor is satisfied with the decision. The request for mediation must be submitted to the Director, in writing, within ten (10) working days of the contractor’s receipt of the Director’s review decision. The Contractor and DSHS shall mutually agree on the selection of the independent mediator and shall bear all costs associated with mediation equally. The results of mediation shall not be binding on either party.

1.28.4	Both parties agree to make their best efforts to resolve disputes arising from this Contract and agree that the dispute resolution process described herein shall precede any court action. This dispute resolution process is the sole administrative remedy available under this Contract.
1.29	Force Majeure: If the Contractor is prevented from performing any of its obligations hereunder in whole or in part as a result of a major epidemic, act of God, war, civil disturbance, court order or any other cause beyond its control, such nonperformance shall not be a ground for termination for default. Immediately upon the occurrence of any such event, the Contractor shall commence to use its best efforts to provide, directly or indirectly, alternative and, to the extent practicable, comparable performance. Nothing in this Section shall be construed to prevent DSHS from terminating this Contract for reasons other than for default during the period of events set forth above, or for default, if such default occurred prior to such event.

1.30	Governing Law and Venue: This contract shall be construed and interpreted in accordance with the laws of the state of Washington and the venue of any action brought hereunder shall be in Superior Court for Thurston County. In the event that an action is removed to U.S. District Court, venue shall be in the Western District of Washington.

1.31	Independent Contractor: The parties intend that an independent contractor relationship will be created by this contract. The Contractor and its employees or agents performing under this contract are not employees or agents of the Department. The Contractor, its employees, or agents performing under this contract will not hold himself/herself out as, nor claim to be, an officer or employee of the Department by reason hereof, nor will the Contractor, its employees, or agent make any claim of right, privilege or benefit that would accrue to such employee. The Contractor acknowledges and certifies that neither DSHS nor the State of Washington are guarantors of any obligations or debts of the Contractor.

1.32	Insolvency:
1.32.1	If the Contractor becomes insolvent during the term of this Contract:
1.32.1.1	The State of Washington and enrollees shall not be in any manner liable for the debts and obligations of the Contractor (42 CFR 438.106(a) and 438.116(a)(1));

1.32.1.2	In accord with the Prohibition on Enrollee Charges for Covered Services provisions of the Enrollee Rights and Protections Section of this Contract, under no circumstances shall the Contractor, or any providers used to deliver services covered under the terms of this Contract, charge enrollees for covered services (42 CFR 438.106(b)(1))).

1.32.1.3	The Contractor shall, in accord with RCW 48.44.055, or RCW 48.46.245, provide for the continuity of care for enrollees.
1.33	Inspection: The Contractor and its subcontractors shall cooperate with audits performed by duly authorized representatives of the State of Washington, the federal Department of Health and Human Services, auditors from the federal Government Accountability Office, federal Office of the Inspector General and federal Office of Management and Budget. With reasonable notice, generally thirty (30) calendar days, the Contractor and its subcontractors shall provide access to its facilities and the records pertinent to this Contract to monitor and evaluate performance under this Contract, including, but not limited to, the quality, cost, use, health and safety and timeliness of services, and assessment of the Contractor’s capacity to bear the potential financial losses. The Contractor and its subcontractors shall provide immediate access to facilities and records pertinent to this Contract for Medicaid fraud investigators (42 CFR 438.6(g)).

1.34	Insurance: The Contractor shall at all times comply with the following insurance requirements:
1.34.1	Commercial General Liability Insurance (CGL): The Contractor shall maintain CGL insurance, including coverage for bodily injury, property damage, and contractual liability, with the following minimum limits: Each Occurrence — $1,000,000; General Aggregate — $2,000,000. The policy shall include liability arising out of premises, operations, independent contractors, products-completed operations, personal injury, advertising injury, and liability assumed under an insured contract. The State of Washington, DSHS, its elected and appointed officials, agents, and employees shall be named as additional insureds expressly for, and limited to, Contractor’s services provided under this Contract.

1.34.2	Professional Liability Insurance (PL): The Contractor shall maintain Professional Liability Insurance, including coverage for losses caused by errors and omissions, with the following minimum limits: Each Occurrence — $1,000,000; General Aggregate — $2,000,000.

1.34.3	Worker’s Compensation: The Contractor shall comply with all applicable worker’s compensation, occupational disease, and occupational health and safety laws and regulations. The State of Washington and DSHS shall not be held responsible as an employer for claims filed by the Contractor or its employees under such laws and regulations.

1.34.4	Employees and Volunteers: Insurance required of the Contractor under the Contract shall include coverage for the acts and omissions of the Contractor’s employees and volunteers.

1.34.5	Subcontractors: The Contractor shall ensure that all subcontractors have and maintain insurance appropriate to the services to be performed. The Contractor shall make available copies of Certificates of Insurance for subcontractors, to DSHS if requested.

1.34.6	Separation of Insureds: All insurance Commercial General Liability policies shall contain a “separation of insureds” provision.

1.34.7	Insurers: The Contractor shall obtain insurance from insurance companies authorized to do business within the State of Washington, with a “Best’s Reports’’ rating of A-, Class VII or better. Any exception must be approved by the DSHS. Exceptions include placement with a “Surplus Lines” insurer or an insurer with a rating lower than A-, Class VII.

1.34.8	Evidence of Coverage: The Contractor shall submit Certificates of Insurance in accord with the Notices section of the General Terms and Conditions, for each coverage required under this Contract upon execution of this Contract. Each Certificate of Insurance shall be executed by a duly authorized representative of each insurer.

1.34.9	Material Changes: The Contractor shall give DSHS, in accord with the Notices section of the General Terms and Conditions, forty-five (45) calendar days advance notice of cancellation or non-renewal of any insurance in the Certificate of Coverage. If cancellation is due to non-payment of premium, the Contractor shall give DSHS ten (10) calendar days advance notice of cancellation.

1.34.10	General: By requiring insurance, the State of Washington and DSHS do not represent that the coverage and limits specified will be adequate to protect the Contractor. Such coverage and limits shall not be construed to relieve the Contractor from liability in excess of the required coverage and limits and shall not limit the Contractor’s liability under the indemnities and reimbursements granted to the State and DSHS in this Contract. All insurance provided in compliance with this Contract shall be primary as to any other insurance or self-insurance programs afforded to or maintained by the State.

The Contractor may waive the requirements as described in the Commercial General Liability Insurance, Professional Liability Insurance, Insurers and Evidence of Coverage provisions of this Section if self-insured. In the event the Contractor is self insured, the Contractor must send to DSHS by January 15th, of each Contract year, a signed written document, which certifies that the contractor is self insured, carries coverage adequate to meet the requirements of this Section, will treat DSHS as an additional insured, expressly for, and limited to, the Contractor’s services provided under this Contract, and provides a point of contact for DSHS.
1.35	Maintenance of Records: The Contractor and its subcontractors shall maintain financial, medical and other records pertinent to this Contract. All financial records shall follow generally accepted accounting principles. Medical records and supporting management systems shall include all pertinent information related to the medical management of each enrollee. Other records shall be maintained as necessary to clearly reflect all actions taken by the Contractor related to this Contract.

All records and reports relating to this Contract shall be retained by the Contractor and its subcontractors for a minimum of six (6) years after final payment is made under this Contract. However, when an audit, litigation, or other action involving records is initiated prior to the end of said period, records shall be maintained for a minimum of six (6) years following resolution of such action.

1.36	Order of Precedence: In the interpretation of this Contract and incorporated documents, the various terms and conditions shall be construed as much as possible to be complementary. In the event that such interpretation is not possible the following order of precedence shall apply:
1.36.1	Title XIX of the federal Social Security Act of 1935, as amended, and its implementing regulations, as well as federal statutes and regulations concerning the operation of Managed Care Organizations.

1.36.2	State of Washington statues and regulations concerning the operation of the DSHS programs participating in this Contract, including but not limited to RCW 74.09.522 and chapters 388-538 (Managed Care), 388-865 (Mental Health) and 388-805 (DASA) WAC.

1.36.3	State of Washington statutes and regulations concerning the operation of Health Maintenance Organizations, Health Care Service Contractors, and Life and Disability Insurance Carriers.

1.36.4	General Terms and Conditions of this Contract.

1.36.5	Any other term and condition of this Contract and exhibits if any, as indicated on page one of this Contract.

1.36.6	Any other material incorporated herein by reference.
1.37	Severability: If any term or condition of this Contract is held invalid by any court, such invalidity shall not affect the validity of the other terms or conditions of this Contract.

1.38	Survivability: The terms and conditions contained in this Contract that shall survive the expiration or termination of this Contract include but are not limited to: Confidentiality, Indemnification and Hold Harmless, Inspection and Maintenance of Records.
1.38.1	After termination of this Contract, the Contractor remains obligated to:
1.38.1.1	Cover hospitalized enrollees until discharge consistent with the Enrollee Hospitalized at Termination of Enrollment provisions of the Benefits Section of this Contract.

1.38.1.2	Submit reports required in this Contract.

1.38.1.3	Provide access to records required in accord with the Inspection provisions of this Section.

1.38.1.4	Provide the administrative services associated with covered services (e.g. claims processing, enrollee appeals) provided to enrollees prior to the effective date of termination under the terms of this Contract.
1.39	Waiver: Waiver of any breach or default on any occasion shall not be deemed to be a waiver of any subsequent breach or default. Any waiver shall not be construed to be a modification of the terms and conditions of this Contract. Only the DSHS Chief Administrative Officer or designee has the authority to waive any term or condition of this Contract on behalf of DSHS.
2.	ADDITIONAL GENERAL TERMS AND CONDITIONS—CLIENT SERVICE CONTRACTS
2.1.	Contractor Certification Regarding Ethics: The Contractor certifies that the Contractor is now, and shall remain, in compliance with Chapter 42.52 RCW, Ethics in Public Service, throughout the term of this Contract.

2.2.	Health and Safety: Contractor shall perform any and all of its obligations under this Contract in a manner that does not compromise the health and safety of any DSHS client with whom the Contractor has contact.

2.3.	Indemnification and Hold Harmless: Each party shall be responsible for, and shall indemnify and hold the other party harmless from, all claims and/or damages to persons and/or property resulting from its own negligent acts and omissions. The Contractor shall indemnify and hold harmless DSHS from any claims by non-participating providers related to the provision to enrollees of covered services under this Contract. The Contractor waives its immunity under Title 51 RCW to the extent it is required to indemnify, defend, and hold harmless the State and its agencies, officials, agents, or employees.

2.4.	Industrial Insurance Coverage: The Contractor shall comply with the provisions of Title 51 RCW, Industrial Insurance. If the Contractor fails to provide industrial insurance coverage or fails to pay premiums or penalties on behalf of its employees, as may be required by law, DSHS may collect from the Contractor the full amount payable to the Industrial Insurance accident fund. DSHS may deduct the amount owed by the Contractor to the accident fund from the amount payable to the Contractor by DSHS under this contract, and transmit the deducted amount to the Department of Labor and Industries, (L&I) Division of Insurance Services. This provision does not waive any of L&I’s rights to collect from the Contractor.

2.5.	No Federal or State Endorsement: The award of this Contract does not indicate an endorsement of the Contractor by the Centers of Medicare and

Medicare and Medicaid Services (CMS), the federal government, or the State of Washington. No federal funds have been used for lobbying purposes in connection with this Contract or managed care program.
2.6.	Notices: Whenever one party is required to give notice to the other under this Contract, it shall be deemed given if mailed by United States Postal Services, registered or certified mail, return receipt requested, postage prepaid and addressed as follows:
2.6.1.	In the case of notice to the Contractor, notice will be sent to the Contractor Contact at the address for the Contractor on the first page of this Contract.

2.6.2.	In the case of notice to DSHS, send notice to:
Office Chief
Department of Social and Health Services
Division of Healthcare Services
Office of Quality and Care Management
P.O. Box 45530
Olympia, WA 98504-5530
2.6.3.	Notices shall be effective on the date delivered as evidenced by the return receipt or the date returned to the sender for non-delivery other than for insufficient postage.

2.6.4.	Either party may at any time change its address for notification purposes by mailing a notice in accord with this Section, stating the change and setting forth the new address, which shall be effective on the tenth (10th) day following the effective date of such notice unless a later date is specified.
2.7.	Notification of Organizational Changes:
2.7.1.	The Contractor shall provide DSHS with ninety (90) calendar days prior written notice of any change in ownership or legal status.

2.7.2.	The Contractor shall provide DSHS written notice of any changes to key personnel including, but not limited to, Chief Executive Officer, DSHS government relations contact, and Medical Director as soon as reasonably possible.
2.8.	Notice of Overpayment: If the Contractor receives a vendor overpayment notice or a letter communicating the existence of an overpayment from DSHS, the Contractor may protest the overpayment determination by requesting an adjudicative proceeding. The Contractor’s request for an adjudicative proceeding must:

2.8.1.	Be received by the Office of Financial Recovery (OFR) at Post Office Box 9501, Olympia, Washington 98507-9501, within twenty-eight (28) calendar days of service of the notice;

2.8.2.	Be sent by certified mail (return receipt) or other manner that proves OFR received the request;

2.8.3.	Include a statement as to why the Contractor thinks the notice is incorrect; and

2.8.4.	Include a copy of the overpayment notice.
2.8.4.1.	Timely and complete requests will be scheduled for a formal hearing by the Office of Administrative Hearings. The Contractor may be offered a pre-hearing or alternative dispute resolution conference in an attempt to resolve the overpayment dispute prior to the hearing.

2.8.4.2.	Failure to provide OFR with a written request for a hearing within twenty-eight (28) calendar days of service of a vendor overpayment notice or other overpayment letter will result in an overpayment debt against the Contractor. DSHS may charge the Contractor interest and any costs associated with the collection of this overpayment. DSHS may collect an overpayment debt through lien, foreclosure, seizure and sale of the Contractor’s real or personal property; order to withhold and deliver; or any other collection action available to DSHS to satisfy the overpayment debt.
2.9.	Ownership of Material:DSHS recognizes that nothing in this Contract shall give DSHS ownership rights to the systems developed or acquired by the Contractor during the performance of this Contract. The Contractor recognizes that nothing in this Contract shall give the Contractor ownership rights to the systems developed or acquired by DSHS during the performance of this Contract.

2.10.	Solvency:
2.10.1.	The Contractor shall have a Certificate of Registration as a Health Maintenance Organization (HMO), Health Care Service Contractor (HCSC) or Life and Disability Insurance Carrier, from the Washington State Office of the Insurance Commissioner (OIC). The Contractor shall comply with the solvency provisions of chapters 48.21, 48.21a, 48.44 or 48.46 RCW, as amended.

2.10.2.	The Contractor agrees that DSHS may at any time access any information related to the Contractor’s financial condition, or compliance with OIC requirements, from OIC and consult with OIC concerning such information.
2.11.	State Conflict of Interest Safeguards: The Contractor shall have conflict of interest safeguards that, at a minimum, are equivalent to conflict of interest safeguards imposed by federal law on parties involved in public contracting (41 USC 423).

2.12.	Subrecipients:
2.12.1.	General. If the Contractor is a subrecipient of federal awards as defined by Office of Management and Budget (OMB) Circular A-133 and this Agreement, the Contractor shall:
2.12.1.1.	Maintain records that identify, in its accounts, all federal awards received and expended and the federal programs under which they were received, by Catalog of Federal Domestic Assistance (CFDA) title and number, award number and year, name of the federal agency, and name of the pass-through entity;

2.12.1.2.	Maintain internal controls that provide reasonable assurance that the Contractor is managing federal awards in compliance with laws, regulations, and provisions of contracts or grant agreements that could have a material effect on each of its federal programs;

2.12.1.3.	Prepare appropriate financial statements, including a schedule of expenditures of federal awards;

2.12.1.4.	Incorporate OMB Circular A-133 audit requirements into all agreements between the Contractor and its Subcontractors who are subrecipients;

2.12.1.5.	Comply with any future amendments to OMB Circular A-133 and any successor or replacement Circular or regulation;

2.12.1.6.	Comply with the applicable requirements of OMB Circular A-87 and any future amendments to OMB Circular A-87, and any successor or replacement Circular or regulation; and

2.12.1.7.	Comply with the Omnibus Crime Control and Safe streets Act of 1968, Title VI of the Civil Rights Act of 1964, Section 504 of the Rehabilitation Act of 1973, Title II of the Americans with Disabilities Act of 1990, Title IX of the Education Amendments of 1972, The Age Discrimination Act of 1975, and The Department of Justice Non-Discrimination Regulations, 28 C.F.R. Part 42, Subparts C.D.E. and G, and 28 C.F.R. Part 35 and 39. (Go to

www.ojp.usdoj.gov/ocr/ for additional information and access to the aforementioned Federal laws and regulations.)
2.12.2.	Single Audit Act Compliance. If the Contractor is a subrecipient and expends $500,000 or more in federal awards from any and/or all sources in any fiscal year, the Contractor shall procure and pay for a single audit or a program-specific audit for that fiscal year. Upon completion of each audit, the Contractor shall:
2.12.2.1.	Submit to the DSHS contact person the data collection form and reporting package specified in OMB Circular A-133, reports required by the program-specific audit guide (if applicable), and a copy of any management letters issued by the auditor;

2.12.2.2.	Follow-up and develop corrective action for all audit findings; in accordance with OMB Circular A-133, prepare a “Summary Schedule of Prior Audit Findings.”
2.12.3.	Overpayments. If it is determined by DSHS, or during the course of a required audit, that the Contractor has been paid unallowable costs under this or any Program Agreement, DSHS may require the Contractor to reimburse DSHS in accordance with OMB Circular A-87.
2.13.	Termination for Convenience: Either party may terminate, upon one-hundred twenty (120) calendar days advance written notice, performance of work under this Contract in whole or in part, whenever, for any reason, either party determines that such termination is in its best interest.
2.13.1.	In the event that either party terminates the Contract for convenience the other party may assert a claim for direct termini nation costs as follows:
2.13.1.1.	In the event DSHS terminates this Contract for convenience, the Contractor shall have the right to assert a claim for the Contractor’s direct termination costs. Such claim must be:
2.13.1.1.1.	Delivered to DSHS as provided in accord with the Notices section of the General Terms and Conditions;

2.13.1.1.2.	Asserted within ninety (90) calendar days of termination for convenience, or, in the event the termination was originally issued under the provisions of the, Termination by DSHS for Default provision of this Section, ninety (90) calendar days from the date the notice of termination was deemed to have been issued under this Section. DSHS may extend said ninety (90) calendar days if the Contractor makes a written request to DSHS and DSHS deems the grounds for the request to be reasonable.

2.13.1.1.3.	DSHS will evaluate the claim for termination costs and either pay or deny the claim. DSHS shall notify the Contractor of DSHS’ decision within sixty (60) calendar days of receipt of the claim.
2.13.1.2.	In the event the Contractor terminates this Contract for convenience, DSHS shall have the right to assert a claim for DSHS’ direct termination costs. Such claim must be:
2.13.1.2.1.	Delivered to the Contractor as described in the Notices section of the General Terms and Conditions.

2.13.1.2.2.	Asserted within ninety (90) calendar days of the date of termination for convenience. The Contractor may extend said ninety (90) calendar days if DSHS makes a written request to the Contractor and the Contractor deems the grounds for the request to be reasonable.

2.13.1.2.3.	The Contractor shall evaluate the claim for termination costs and either pay or deny the claim. The Contractor shall notify DSHS of the Contractor’s decision within sixty (60) calendar days of receipt of the claim.
2.13.1.3.	In the event that either party disagrees with the other party’s decision to pay or deny termination costs the disagreeing party shall have the right to a dispute resolution as described in the Disputes section of the General Terms and Conditions.

2.13.1.4.	In no event shall the claim from termination costs exceed the average monthly amount paid to the Contractor for the twelve (12) months immediately prior to termination.

2.13.1.5.	In addition to DSHS’ or Contractor’s direct termination costs, the Contractor or DSHS shall be liable for administrative costs incurred by the other party in procuring supplies or services similar to and/or replacing those terminated.

2.13.1.6.	Neither the Contractor nor DSHS shall be liable for any termination costs if it notifies the other party of its intent not to renew this Contract at least one hundred twenty (120) calendar days prior to the renewal date.
2.13.2.	In the event this Contract is terminated for the convenience of either party, the effective date of termination shall be the last day of the month in which the one hundred twenty (120) day notification period is satisfied, or the last day of such later month as may be agreed upon by both parties.

2.14.	Termination by the Contractor for Default: The Contractor may terminate this Contract whenever DSHS defaults in performance of the Contract and fails to cure the default within a period of one hundred twenty (120) calendar days (or such longer period as the Contractor may allow) after receipt from the Contractor of a written notice, as described in the Notices section of the General Terms and Conditions, specifying the default. For purposes of this Section, default means failure of DSHS to meet one or more material obligations of this Contract. In the event it is determined that DSHS was not in default, DSHS may claim damages for wrongful termination through the dispute resolution provisions of this Contract or by a court of competent jurisdiction. The procedure for determining damages shall be as described in the Termination for Convenience section of the General Terms and Conditions.

2.15.	Termination by DSHS for Default: The Contract Administrator may terminate this Contract whenever the Contractor defaults in performance of this Contract and fails to cure the default within a period of one hundred twenty (120) calendar days (or such longer period as DSHS may allow) after receipt from DSHS of a written notice, as described in the Notices section of the General Terms and Conditions, specifying the default. For purposes of this Section, default means failure of the Contractor to meet one or more material obligations of this Contract. In the event it is determined that the Contractor was not in default, the Contractor may claim damages for wrongful termination through the dispute resolution provisions of this Contract or by a court of competent jurisdiction. The procedure for determining damages shall be as stated in accord with the Termination for Convenience Section of this Contract.

2.16.	Termination — Information on Outstanding Claims: In the event this Contract is terminated, the Contractor shall provide DSHS, within three hundred and sixty-five (365) calendar days, all available information reasonably necessary for the reimbursement of any outstanding claims for services to enrollees (42 CFR 434.6(a)(6)). Information and reimbursement of such claims is subject to the provisions of the Payment and Sanctions Section of this Contract.

2.17.	Terminations — Pre-termination Processes: Either party to the Contract shall give the other party to the Contract written notice, as described in the Notices section of the General Terms and Conditions, of the intent to terminate this Contract and the reason for termination.
2.17.1.	If either party disagrees with the other party’s decision to terminate this Contract, other than a termination for convenience, that party will have the right to a dispute resolution as described in the Disputes section of the General Terms and Conditions.

2.17.2.	If the Contractor disagrees with a DSHS decision to terminate this Contract and the dispute process is not successful, DSHS shall provide the Contractor a pre-termination hearing prior to termination of the Contract under 42 CFR 438.708. DSHS shall:
2.17.2.1.	Give the Contractor written notice of the intent to terminate, the reason for termination, and the time and place of the hearing;

2.17.2.2.	Give the Contractor (after the hearing) written notice of the decision affirming or reversing the proposed termination of this Contract, and for an affirming decision the effective date of termination; and

2.17.2.3.	For an affirming decision, give enrollees notice of the termination and information consistent with 42 CFR 438.10 on their options for receiving Medicaid services following the effective date of termination.
2.18.	Treatment of Client Property: Unless otherwise provided, the Contractor shall ensure that any adult client receiving services from the Contractor has unrestricted access to the client’s personal property. The Contractor shall not interfere with any adult client’s ownership, possession, or use of the client’s property. The Contractor shall provide clients under age eighteen (18) with reasonable access to their personal property that is appropriate to the client’s age, development, and needs. Upon termination of the Contract, the Contractor shall immediately release to the client and/or the client’s guardian or custodian all of the client’s personal property.

2.19.	Treatment of Property: All property purchased or furnished by DSHS for use by the Contractor during this Contract term shall remain with DSHS. Title to all property purchased or furnished by the Contractor for which the Contractor is entitled to reimbursement by DSHS under this Contract shall pass to and vest in DSHS. The Contractor shall protect, maintain, and insure all DSHS property in its possession against loss or damage and shall return DSHS property to DSHS upon Contract termination or expiration.
3.	DEFINITIONS

The following definitions shall apply to this Contract:
3.1.	Action means the denial or limited authorization of a requested service, including the type or level of service; the reduction, suspension, or termination of a previously authorized service; the denial, in whole or in part, of payment for a service; or the failure to provide services or act in a timely manner as required herein (42 CFR 438.400(b)).

3.2.	Actuarially Sound Capitation Rates means capitation rates that have been developed in accordance with generally accepted actuarial principles and practices; are appropriate for the populations to be covered, and the services to be furnished under the contract; and have been certified, as meeting the requirements of 42 CFR 438.6(c), by actuaries who meet the qualification standards established by the American Academy of Actuaries and follow the practice standards established by the Actuarial Standards Board (42 CFR 438.6(c)).
3.3.	Advance Directive means a written instruction, such as a living will or durable power of attorney for health care, recognized under the laws of the State of Washington, relating to the provision of health care when an individual is incapacitated (WAC 388-501-0125, 42 CFR 438.6, 438.10, 422.128, and 489.100).

3.4.	Ancillary Services means health care services which are auxiliary, accessory, or secondary to a primary health care service.

3.5.	Appeal means a request for review of an action (42 CFR 438.400(b)).

3.6.	Appeal Process means the Contractor’s procedures for reviewing an action.

3.7.	Children with Special Health Care Needs means children identified by DSHS to the Contractor as children served under the provisions of Title V of the Social Security Act.

3.8.	Cold Call Marketing means any unsolicited personal contact by the Contractor or its designee, with a potential enrollee or an enrollee with another contracted managed care organization for the purposes of marketing (42 CFR 438.104(a)).

3.9.	Comparable Coverage means an enrollee has other insurance that DSHS has determined provides a full scope of health care benefits.

3.10.	Consumer Assessment of Healthcare Providers and Systems (CAHPS®) means a family of standardized survey instruments, including a Medicaid survey used to measure client experience of health care.

3.11.	Continuity of Care means the provision of continuous care for chronic or acute medical conditions through enrollee transitions in providers or service areas, between HO/SCHIP contractors and between Medicaid fee-for-service and HO/SCHIP in a manner that does not interrupt medically necessary care or jeopardize the enrollee’s health.

3.12.	Coordination of Care means the Contractor’s mechanisms to assure that the enrollee and providers have access to and take into consideration, all required information on the enrollee’s conditions and treatments to ensure that the enrollee receives appropriate health care services (42 CFR 438.208).

3.13.	Covered Services means medically necessary services covered under the terms of this Contract, as set forth in the Benefits Section of this Contract,.

3.14.	Duplicate Coverage means an enrollee is privately enrolled on any basis with the Contractor and simultaneously enrolled with the Contractor under Healthy Options/SCHIP.

3.15.	EPSDT (Early, Periodic Screening, Diagnosis and Treatment) means a package of services in a preventive (well child) exam covered by Medicaid as defined in the Social Security Act (SSA) Section 1905(r) and the DSHS EPSDT program policy and billing instructions (see Attachment A for website link). Services covered by Medicaid include a complete health history and developmental assessment, an unclothed physical exam, immunizations, laboratory tests, health education and anticipatory guidance, and screenings for: vision, dental, substance abuse, mental health and hearing, as well as any medically necessary services found to be necessary during the EPSDT exam. EPSDT services covered by the Contractor are described in the Benefits Section of this Contract.

3.16.	Eligible Clients means Medicaid recipients certified eligible by DSHS, living in the service area, and eligible to enroll for health care services under the terms of this Contract, as described in the Enrollment Section of this Contract.

3.17.	Emergency Medical Condition means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (a) placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy; (b) serious impairment to bodily functions; or (c) serious dysfunction of any bodily organ or part (42 CFR 438.114(a)).

3.18.	Emergency Services means covered inpatient and outpatient services furnished by a provider qualified to furnish the services needed to evaluate or stabilize an emergency medical condition (42 CFR 438.114(a)).

3.19.	Enrollee means a Medicaid recipient who is enrolled in Healthy Options/SCHIP managed care through a Managed Care Organization (MCO) having a Contract with DSHS (42 CFR 438.10(a)).

3.20.	Enrollee with Special Health Care Needs means an enrollee who has chronic and disabling condition as defined in WAC 388-538-050.

3.21.	External Quality Review (EQR) means the analysis and evaluation by an EQRO of aggregated information on quality, timeliness and access to the health care services that the Contractor or its subcontractors furnish to Medicaid recipients (42 CFR 438.320).

3.22.	External Quality Review Organization (EQRO) means an organization that meets the competence and independence requirements set forth in 42 CFR 438.354, and performs external quality review, other EQR-related activities as set forth in 42 CFR 438.358, or both (42 CFR 438.320).

3.23.	External Quality Review Protocols means a series of nine (9) procedures or guidelines for validating performance. Two of the nine protocols must be used by state Medicaid agencies. These are: 1) Determining Contractor compliance with federal Medicaid managed care regulations; and 2) Validation of performance improvement projects undertaken by the Contractor. The current External Quality Review Protocols can be found at the Centers for Medicare and Medicaid Services (CMS) website (see Attachment A for website link).

3.24.	External Quality Review Report — (EQRR) means a technical report that describes the manner in which the data from all EQR activities are aggregated and analyzed, and conclusions drawn as to the quality, timeliness, and access to the care furnished by the Contractor. DSHS will provide a copy of the EQRR to the Contractor, through print or electronic media.

3.25.	Grievance means an expression of dissatisfaction about any matter other than an action. Possible subjects for grievances include, but are not limited to, the quality of care or services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee, or failure to respect the enrollee’s rights (42 CFR 438.400(b)).

3.26.	Grievance Process means the procedure for addressing enrollees’ grievances (42 CFR 438.400(b)).

3.27.	Grievance System means the overall system that includes grievances and appeals handled by the Contractor and access to the hearing system (42 CFR 438, Subpart F).

3.28.	Health Care Professional means a physician or any of the following acting within their scope of practice; a podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist, therapist assistant, speech language pathologist, audiologist, registered or practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist, and certified nurse midwife), licensed certified social worker, registered respiratory therapist, pharmacist and certified respiratory therapy technician (42 CFR 438.2).

3.29.	Health Employer Data and Information Set — (HEDIS®) means a set of standardized performance measures designed to ensure that healthcare purchasers and consumers have the information they need to reliably compare the performance of managed health care plans. HEDIS® also includes a standardized survey of consumers’ experiences that evaluates plan performance in areas such as customer service, access to care and claims processing. HEDIS® is sponsored, supported, and maintained by National Committee for Quality Assurance (NCQA).
3.30.	Health Employer Data and Information Set (HEDIS®) Compliance Audit Program means a set of standards and audit methods used by an NCQA certified auditor to evaluate information systems capabilities assessment (IS standards) and a Contractor’s ability to comply with HEDIS® specifications (HD standards).

3.31.	Managed Care means a prepaid, comprehensive system of medical and health care delivery, including preventive, primary, specialty and ancillary health services.

3.32.	Managed Care Organization (MCO) means an organization having a certificate of authority or certificate of registration from the Office of Insurance Commissioner that contracts with DSHS under a comprehensive risk contract to provide prepaid health care services to eligible DSHS clients under the DSHS’ managed care programs (WAC 388-538-050).

3.33.	Marketing means any communication from the Contractor to a potential enrollee or enrollee with another DSHS contracted MCO that can be reasonably interpreted as intended to influence them to enroll with the Contractor or to either not enroll or end enrollment with another DSHS contracted MCO (42 CFR 438.104(a)).

3.34.	Marketing Materials means materials that are produced in any medium, by or on behalf of the Contractor that can be reasonably interpreted as intended as marketing (42 CFR 438.104(a)).

3.35.	Medically Necessary Services means services that are “medically necessary” as is defined in WAC 388-500-0005. In addition, medically necessary services shall include services related to the enrollee’s ability to achieve age-appropriate growth and development.

3.36.	National CAHPS® Benchmarking Database — (NCBD) means a national repository for data from the Consumer Assessment of Healthcare Providers and Systems (CAHPS®). The database facilitates comparisons of CAHPS® survey results by survey sponsors. Data is compiled into a single national database, which enables NCBD participants to compare their own results to relevant benchmarks (i.e., reference points such as national and regional averages). The NCBD also offers an important source of primary data for specialized research related to consumer assessments of quality as measured by CAHPS®.

3.37.	National Committee for Quality Assurance — (NCQA) means an organization responsible for developing and managing health care measures that assess the quality of care and services that commercial and Medicaid managed care clients receive.
3.38.	Participating Provider means a person, health care provider, practitioner, or entity, acting within their scope of practice, with a written agreement with the Contractor to provide services to enrollees under the terms of this Contract.

3.39.	Peer-Reviewed Medical Literature means medical literature published in professional journals that submit articles for review by experts who are not part of the editorial staff. It does not include publications or supplements to publications primarily intended as marketing material for pharmaceutical, medical supplies, medical devices, health service providers, or insurance carriers.

3.40.	Physician Group means a partnership, association, corporation, individual practice association, or other group that distributes income from the practice among its members. An individual practice association is a physician group only if it is composed of individual physicians and has no subcontracts with physician groups.

3.41.	Physician Incentive Plan means any compensation arrangement between the Contractor and a physician or physician group that may directly or indirectly have the effect of reducing or limiting services to enrollees under the terms of this Contract.

3.42.	Post-stabilization Services means covered services, related to an emergency medical condition that are provided after an enrollee is stabilized in order to maintain the stabilized condition or to improve or resolve the enrollee’s condition (42 CFR 438.114 and 422.113).

3.43.	Potential Enrollee means any Medicaid recipient eligible for enrollment in Healthy Options/SCHIP who is not enrolled with a health care plan having a contract with DSHS (42 CFR 438.10(a)).

3.44.	Primary Care Provider (PCP) means a participating provider who has the responsibility for supervising, coordinating, and providing primary health care to enrollees, initiating referrals for specialist care, and maintaining the continuity of enrollee care. PCPs include, but are not limited to Pediatricians, Family Practitioners, General Practitioners, Internists, Physician Assistants (under the supervision of a physician), or Advanced Registered Nurse Practitioners (ARNP), as designated by the Contractor. The definition of PCP is inclusive of primary care physician as it is used in 42 CFR 438. All Federal requirements applicable to primary care physicians will also be applicable to primary care providers as the term is used in this Contract.

3.45.	Quality means the degree to which a Contractor increases the likelihood of desired health outcomes of its enrollees through its structural and operational characteristics and through the provision of health services that are consistent with current professional knowledge (42 CFR 438.320).
3.46.	Risk means the possibility that a loss may be incurred because the cost of providing services may exceed the payments made for services. When applied to subcontractors, loss includes the loss of potential payments made as part of a physician incentive plan, as defined herein.

3.47.	Service Areas means the geographic areas covered by this Contract as described in the Enrollment Section of this Contract.

3.48.	State Children’s Health Insurance Program (SCHIP) means a program to provide access to medical care for children whose family income exceeds the limit for Medicaid eligibility, but is not greater than two hundred fifty percent (250%) of the federal poverty level (FPL). SCHIP is authorized by Title XXI of the Social Security Act and by RCW 74.09.450 (WAC 388-542).

3.49.	Substantial Financial Risk: A physician or physician group as defined in this Section is at substantial financial risk when more than twenty-five percent (25%) of the total maximum potential payments to the physician or physician group depend on the use of referral services. When the panel size is fewer than 25,000 enrollees arrangements that cause substantial financial risk include, but are not limited to, the following:
3.49.1.	Withholds greater than twenty-five percent (25%) of total potential payments.

3.49.2.	Withholds less than twenty-five percent (25%) of total potential payments but the physician or physician group is potentially liable for more than twenty-five percent (25%) of total potential payments.

3.49.3.	Bonuses greater than thirty-three percent (33%) of total potential payments, less the bonus.

3.49.4.	Withholds plus bonuses if the withholds plus bonuses equal more than twenty-five percent (25%) of total potential payments.

3.49.5.	Capitation arrangements if the difference between the minimum and maximum possible payments is more than twenty-five percent (25%) of the maximum possible payments, or the minimum and maximum possible payments are not clearly explained in the Contract.
3.50.	Validation means the review of information, data, and procedures to determine the extent to which they are accurate, reliable, and free from bias and in accord with standards for data collection and analysis (42 CFR 438.320).
4.	ENROLLMENT

4.1.	Service Areas:
4.1.1.	The Contractor’s policies and procedures related to Enrollment shall ensure compliance with the requirements described in this section.

4.1.2.	The Contractor’s service areas are described in Exhibit A, Premiums, Service Areas, and Capacity. DSHS may modify Exhibit A, Premiums, Service Areas, and Capacity for service area changes as described in this Section.

4.1.3.	Clients in the eligibility groups described in this Section are eligible to enroll with the Contractor if they reside in the Contractor’s service areas.

4.1.4.	Service Area Changes:
4.1.4.1.	With the written approval of DSHS, the Contractor may expand into additional service areas at any time by giving written notice to DSHS, along with evidence, as DSHS may require, demonstrating the Contractor’s ability to support the expansion. DSHS may withhold approval of a requested expansion, if, in DSHS’ sole judgment, the requested expansion is not in the best interest of DSHS.

4.1.4.2.	The Contractor may decrease service areas by giving DSHS ninety (90) calendar days’ written notice. The decrease shall not be effective until the first day of the month that falls after the ninety (90) calendar days has elapsed.

4.1.4.3.	The Contractor shall notify enrollees affected by any service area decrease at least sixty (60) calendar days prior to the effective date. Notices shall be approved in advance by DSHS. If the Contractor fails to notify affected enrollees of a service area decrease sixty at least (60) calendar days prior to the effective date, the decrease shall not be effective until the first day of the month which falls sixty (60) calendar days from the date the Contractor notifies enrollees.
4.1.5.	If the U.S. Postal Service alters the zip code numbers or zip code boundaries within the Contractor’s service areas, DSHS shall alter the service area zip code numbers or the boundaries of the service areas with input from the affected contractors.

4.1.6.	DSHS shall determine, in its sole judgment, which zip codes fall within each service area. No zip code will be split between service areas.

4.1.7.	DSHS will determine whether an enrollee resides within a service area.

4.2.	Eligible Client Groups: DSHS shall determine eligibility for enrollment under this Contract. Clients in the following eligibility groups at the time of enrollment are eligible for enrollment under this Contract, and must enroll in Healthy Options/SCHIP unless the enrollee has comparable coverage as defined herein, or is exempted pursuant to the Exemption from Enrollment provisions of this Section.
4.2.1.	Clients receiving Medicaid under Social Security Act (SSA) provisions for coverage of families receiving Temporary Assistance for Needy Families and clients who are not eligible for cash assistance who remain eligible for Medicaid.

4.2.2.	Children, from birth through eighteen (18) years of age, eligible for Medicaid under expanded pediatric coverage provisions of the Social Security Act.

4.2.3.	Pregnant Women, eligible for Medicaid under expanded maternity coverage provisions of the Social Security Act.

4.2.4.	Children eligible for SCHIP (see Attachment A for website link).
4.3.	Client Notification: DSHS shall notify eligible clients of their rights and responsibilities as Healthy Options/SCHIP enrollees at the time of initial eligibility determination and at least annually. The Contractor shall provide enrollees with additional information as described in this Contract (42 CFR 438.10).

4.4.	Exemption from Enrollment: A client may request exemption from enrollment. Each request for exemption will be reviewed by DSHS pursuant to WAC 388-538 or WAC 388-542. When the client is already enrolled with the Contractor and wishes to be exempted, the exemption request will be treated as a termination of enrollment request consistent with the Termination of Enrollment provisions of this Section.

4.5.	Enrollment Period: Subject to the Effective Date of Enrollment provisions of this Section, enrollment is continuously open. Enrollees shall have the right to change enrollment prospectively, from one Healthy Options/SCHIP plan to another without cause, each month except as described in the Patient Review and Restriction (PRR) provisions of the Benefits Section of this Contract.

4.6.	Enrollment Process: To enroll with the Contractor, the client, the client’s representative or responsible parent or guardian must complete and submit a DSHS enrollment form to DSHS, or call the DSHS toll-free enrollment number.
4.6.1.	If the client does not exercise their right to choose a Healthy Options/SCHIP plan, DSHS will assign the client, and all eligible family members, to the same Healthy Options/SCHIP plan in accord with the Assignment of Enrollees provisions of the Access and Capacity Section of this Contract.
4.6.2.	DSHS will attempt to enroll all family members with the same Healthy Options/SCHIP plan unless the following occurs:
4.6.2.1.	A family member is covered by Basic Health, and the plan contracts with DSHS, then DSHS will attempt to enroll the remainder of the family with the same managed care plan. If the plan does not contract with DSHS, the remaining family members will be enrolled with a single, but different Healthy Options/SCHIP plan of the enrollee’s choice, or shall be assigned as described above if no choice is made.

4.6.2.2.	A family member is placed into the Patient Review and Restriction (PRR) program by the Contractor or DSHS. The PRR placed family member shall follow the enrollment requirements described in the PRR provisions of the Benefits Section of this Contract. The remaining family members shall be enrolled with a single, Healthy Options/SCHIP plan of the choice, or shall be assigned as described above if no choice is made.
4.7.	Effective Date of Enrollment:
4.7.1.	Except for a newborn whose mother is enrolled in a Healthy Options/SCHIP plan, enrollment with the Contractor shall be effective on the later of the following dates:
4.7.1.1.	If the enrollment is processed on or before the DSHS cut-off date for enrollment, enrollment shall be effective the first day of the month following the month in which the enrollment is processed; or

4.7.1.2.	If the enrollment is processed after the DSHS cut-off date for enrollment, enrollment shall be effective the first day of the second month following the month in which the enrollment is processed.
4.7.2.	Newborns whose mothers are enrollees shall be deemed enrollees and enrolled beginning from the newborn’s date of birth or the mother’s date of enrollment, whichever is later. If the mother’s enrollment is ended before the newborn receives a separate client identifier from DSHS, the newborn’s enrollment shall end when the mother’s enrollment ends, except as provided in the provisions of the Enrollee Hospitalized at Termination of Enrollment of the Benefits Section of this Contract. If the newborn does not receive a separate client identifier by the sixtieth (60th) day of life, supplemental premiums and enrollment shall only be available through the end of the month in which the sixtieth (60th) day of life falls in accord with Healthy Options Licensed Health Carrier Billing Instructions, published by DSHS and incorporated by reference (see Attachment A for website link).
4.7.3.	Adopted children shall be covered consistent with the provisions of Title 48 RCW.

4.7.4.	No retroactive coverage is provided under this Contract, except as described in this Section or by mutual agreement by both parties to this Contract.
4.8.	Enrollment Data and Requirements for Contractor’s Response: DSHS will provide the Contractor with data files with the information needed to perform the services described in this Contract.
4.8.1.	Data files will be sent to the Contractor at intervals specified within the DSHS Companion Guides, published by DSHS and incorporated by reference (see Attachment A for website link).

4.8.2.	The data file will be in the Health Insurance Portability and Accountability Act (HIPAA) compliant 834, Benefit Enrollment and Maintenance format (45 CFR 162.1503).

4.8.3.	The data file will be transferred per specifications defined within DSHS Companion Guides (see Attachment A for website link).

4.8.4.	Data is sent in two files. The “update” file, in the 834 benefit enrollment and maintenance format, will list the enrollees whose enrollment is terminated by the end of that month, and the enrollees for the following month with the Contractor. The “audit” file will include all enrollees enrolled with the plan and for whom a monthly premium will be paid for the following month.

4.8.5.	The data file will include but not be limited to the following enrollee personal information: Name, address, SSN, age/sex, ethnicity, race and language markers.

4.8.6.	The Contractor shall have ten (10) calendar days from the receipt of the data files to notify DSHS in writing of the refusal of an application for enrollment or any discrepancy regarding DSHS’ proposed enrollment effective date. Written notice shall include the reason for refusal and must be agreed to by DSHS. The effective date of enrollment specified by DSHS shall be considered accepted by the Contractor and shall be binding if the notice is not timely or DSHS does not agree with the reasons stated in the notice. Subject to DSHS approval, the Contractor may refuse to accept an enrollee for the following reasons:

4.8.6.1.	DSHS has enrolled the enrollee with the Contractor in a service area the Contractor is not contracted for.

4.8.6.2.	The enrollee is not eligible for enrollment under the terms of this Contract.
4.9.	Termination of Enrollment:
4.9.1.	Voluntary Termination of Enrollment: Enrollees may request termination of enrollment by submitting a written request to terminate enrollment to DSHS or by calling the DSHS toll-free enrollment number (42 CFR 438.56(d)(1)(i)). Except as provided in WAC 388-538 or WAC 388-542, the enrollment for enrollees whose enrollment is terminated will be prospectively ended. The Contractor may not request voluntary termination of enrollment on behalf of an enrollee.

4.9.2.	Involuntary Termination of Enrollment Initiated by DSHS for Ineligibility: The enrollment of any enrollee under this Contract shall be terminated if the enrollee becomes ineligible for enrollment due to a change in eligibility status.
4.9.2.1.	When an enrollee’s enrollment is terminated for ineligibility, the termination shall be effective:
4.9.2.1.1.	The first day of the month following the month in which the enrollment termination is processed by DSHS if it is processed on or before the DSHS cut-off date for enrollment or the Contractor is informed by DSHS of the enrollment termination prior to the first day of the month following the month in which it is processed by DSHS.

4.9.2.1.2.	Effective the first day of the second month following the month in which the enrollment termination is processed if it is processed after the DSHS cut-off date for enrollment and the Contractor is not informed by DSHS of the enrollment termination prior to the first day of the month following the month in which it is processed by DSHS.
4.9.2.2.	Enrollees Eligible for Supplemental Security Income (SSI):
4.9.2.2.1.	Newborn enrollees who are determined by the Social Security Administration (SSA) to have an SSI eligibility effective date within the first sixty (60) days of life, not counting the birth date, shall be ineligible for services under the terms of this Contract when DSHS receives the SSI eligibility information from the SSA through the State Data Exchange (SDX). Such newborn enrollees will have their enrollment terminated retroactively effective the date of birth. DSHS shall recoup premiums paid in accord with Recoupments provisions of the Payment and Sanctions Section of this Contract.
4.9.2.2.2.	Except as provided in this Section, enrollees determined by the SSA to be eligible for SSI shall be ineligible for services under the terms of this Contract when DSHS receives the SSI eligibility information from the SSA through the electronic SDX. Such enrollees will have their enrollment terminated prospectively. DSHS shall not recoup any premiums for enrollees determined SSI eligible and the Contractor shall be responsible for providing services under the terms of this Contract until the effective date of the termination of enrollment.

4.9.2.2.3.	If the Contractor believes an enrollee has been determined by SSA to be eligible for SSI, the Contractor shall present documentation of such eligibility to DSHS, DSHS will attempt to verify the eligibility and, if the enrollee is SSI eligible, DSHS will act upon SSI eligibility in accord with this Section.
4.9.3.	Newborns placed in foster care prior to discharge from their initial birth hospitalization shall have their enrollment terminated effective their date of birth.

4.9.4.	Involuntary Enrollment Termination Initiated by DSHS for Comparable Coverage or Duplicate Coverage:
4.9.4.1.	The Contractor shall notify DSHS, in accord with the Notices provision of the General Terms and Conditions Section of this Contract, when an enrollee has health care insurance coverage with the Contractor or any other carrier:
4.9.4.1.1.	Within fifteen (15) working days when an enrollee is verified as having duplicate coverage, as defined herein.

4.9.4.1.2.	Within forty-five (45) calendar days of the date when the Contractor becomes aware that an enrollee has any health care insurance coverage with any other insurance carrier. The Contractor is not responsible for the determination of comparable coverage, as defined herein.
4.9.4.2.	DSHS will involuntarily terminate the enrollment of any enrollee with duplicate coverage or comparable coverage as follows:
4.9.4.2.1.	When the enrollee has duplicate coverage that has been verified by DSHS, DSHS shall terminate enrollment retroactively to the beginning of the month of duplicate coverage and recoup premiums as describe in the Recoupments provisions of the Payment and Sanctions Section of this Contract.
4.9.4.2.2.	When the enrollee has comparable coverage which has been verified by DSHS, DSHS shall terminate enrollment effective the first day of the second month following the month in which the termination is processed if the termination is processed on or before the DSHS cut-off date for enrollment or, effective the first day of the third month following the month in which the termination is processed if the termination is processed after the DSHS cut-off date for enrollment.
4.9.4.3.	When the enrollee is hospitalized outside the service area for more than ninety (90) calendar days and the Contractor’s obligation to pay for services is limited to ninety (90) calendar days under the Outside the Service Areas provision of the Benefits Section of this Contract, DSHS shall terminate enrollment effective the date that the Contractors obligation for payment ends.
4.9.5.	Involuntary Termination Initiated by the Contractor: To request involuntary termination of enrollment, the Contractor shall send written notice to DSHS as described in Notices provision of the General Terms and Conditions Section of this Contract.
4.9.5.1.	DSHS shall review each involuntary termination request on a case-by-case basis. The Contractor shall be notified in writing of an approval or disapproval of the involuntary termination request within thirty (30) working days of DSHS’ receipt of such notice and the documentation required to substantiate the request. DSHS shall approve the request for involuntarily termination of the enrollee when the Contractor has substantiated in writing all of the following (42 CFR 438.56(b)(1)):
4.9.5.1.1.	The enrollee’s behavior is inconsistent with the Contractor’s policies and procedures addressing unacceptable enrollee behavior.

4.9.5.1.2.	The Contractor has provided a clinically appropriate evaluation to determine whether there is a treatable condition contributing to the enrollee’s behavior and such evaluation either finds no treatable condition to be contributing, or, after evaluation and treatment, the enrollee’s behavior continues to prevent the provider from safely or prudently providing medical care to the enrollee.

4.9.5.1.3.	The enrollee received written notice from the Contractor of its intent to request the enrollee’s termination of enrollment, unless the requirement for notification has been waived by DSHS because the enrollee’s conduct presents the threat of imminent harm to others. The Contractor’s notice to the enrollee shall include the enrollee’s right to use the Contractor’s grievance process to review the request to end the enrollee’s enrollment.
4.9.5.2.	The Contractor shall continue to provide services to the enrollee until DSHS has notified the Contractor in writing that enrollment is terminated.

4.9.5.3.	DSHS will not terminate enrollment of an enrollee solely due to a request based on an adverse change in the enrollee’s health status, the cost of meeting the enrollee’s health care needs, because of the enrollee’s utilization of medical services, uncooperative or disruptive behavior resulting from their special needs or treatable mental health condition (WAC 388-538-130 and 42 CFR 438.56(b)(2)).
4.9.6.	An enrollee whose enrollment is terminated for any reason, other than incarceration, at any time during the month is entitled to receive covered services, at the Contractor’s expense, through the end of that month.

4.9.7.	In no event will an enrollee be entitled to receive services and benefits under this Contract after the last day of the month in which their enrollment is terminated, unless:
4.9.7.1.	The enrollee is hospitalized at termination of enrollment and continued payment is required in accord with the provisions of the Enrollee Hospitalized at Enrollment and Enrollee Hospitalized at Termination of Enrollment in the Benefits Section of this Contract.

4.9.7.2.	It is necessary to provide only coordination of care to transition the enrollee’s care with another provider.

4.9.7.3.	It is necessary to satisfy the results of an appeal or hearing.
4.10.	Enrollment Not Discriminatory:
4.10.1.	The Contractor will not discriminate against enrollees or potential enrollees on the basis of health status or need for health care services (42 CFR 438.6(d)(3)).

4.10.2.	The Contractor will not discriminate against enrollees or potential enrollees on the basis of race, color, or national origin, and will not use any policy or practice that has the effect of discriminating on the basis of race, color, or national origin (42 CFR 438.6(d)(4)).
5.	MARKETING AND INFORMATION REQUIREMENTS
5.1.	Marketing:
5.1.1.	The Contractor’s policies and procedures related to Marketing shall ensure compliance with the requirements described in this section.

5.1.2.	All marketing materials must be reviewed by and have the prior written approval of DSHS prior to distribution (42 CFR 438.104(b)(1)(i)).

5.1.3.	Marketing materials shall not contain misrepresentations, or false, inaccurate or misleading information (42 CFR 438.104(b)(2)).

5.1.4.	Marketing materials must be distributed in all service areas the Contractor serves (42 CFR 438.104(b)(1)(ii)).

5.1.5.	Marketing materials must be in compliance with the, Equal Access for Enrollees and Potential Enrollees with Communication Barriers provisions of this Section.
5.1.5.1.	Marketing materials in English must give directions in the Medicaid eligible population’s primary languages for obtaining understandable materials.

5.1.5.2.	DSHS may determine, in its sole judgment, if materials that are primarily visual meet the requirements of this Contract.
5.1.6.	The Contractor shall not offer anything of value as an inducement to enrollment.

5.1.7.	The Contractor shall not offer the sale of other insurance to attempt to influence enrollment (42 CFR 438.104(b)(1)(iv)).

5.1.8.	The Contractor shall not directly or indirectly conduct door-to-door, telephonic or other cold-call marketing of enrollment (42 CFR 438.104(b)(1)(v)).

5.1.9.	The Contractor shall not make any assertion or statement, whether written or oral, in marketing materials that a Medicaid recipient must enroll with the Contractor in order to obtain benefits or in order not to lose benefits (42 CFR 438.104(b)(2)(i)).

5.1.10.	The Contractor shall not make any assertion or statement, whether written or oral, in marketing materials that the Contractor is endorsed by

CMS, the Federal or State government or similar entity (42 CFR 438.104(b)(2)(ii)).
5.2.	Information Requirements for Enrollees and Potential Enrollees:
5.2.1.	The Contractor’s policies and procedures related to Information Requirements shall ensure compliance with the requirements described in this section.
5.2.1.1.	The Contractor shall provide sufficient, accurate oral and written information to potential enrollees to assist them in making an informed decision about enrollment in accord with the provisions of this Section (SSA 1932(d)(2) and 42 CFR 438.10 and 438.104(b)(1)(iii)).

5.2.1.2.	The Contractor shall provide to potential enrollees upon request and to each enrollee, within fifteen (15) working days of enrollment, at any time upon request, and at least once a year, the information needed to understand benefit coverage and obtain care in accord with the provisions of this Section (42 CFR 438.10(b)(3) and 438.10(f)(3)).

5.2.1.3.	At least thirty (30) calendar days prior to distribution, all enrollee information shall be submitted to DSHS for written approval. DSHS may waive the thirty day requirement if, in DSHS’ sole judgment, it is in the best interest of DSHS and its clients.

5.2.1.4.	Changes to State or Federal law shall be reflected in information to enrollees no more than ninety (90) calendar days after the effective date of the change and enrollees shall be notified at least thirty (30) calendar days prior to the effective date if, in the sole judgment of DSHS, the change is significant in regard to the enrollees’ quality of or access to care. DSHS shall notify the Contractor of any significant change in writing (42 CFR 438.6(i)(4) and 438.10(f)(4)).

5.2.1.5.	The Contractor shall provide to enrollees and potential enrollees written information about:
5.2.1.5.1.	Choosing a PCP, including general information on available PCPs and how to obtain specific information including a list of PCPs that includes their identity, location, languages spoken, qualifications, practice restrictions, and availability.

5.2.1.5.2.	Changing PCPs.

5.2.1.5.3.	Accessing services outside the Contractor’s service area.

5.2.1.5.4.	Accessing Emergency Services.

5.2.1.5.5.	Accessing hospital care and how to get a list of hospitals that are available to enrollees.

5.2.1.5.6.	Specialists available to enrollees and how to obtain specific information including a list of specialists that includes their identity, location, languages spoken, qualifications, practice restrictions, and availability.

5.2.1.5.7.	Limitations to the availability of or referral to specialists to assist the enrollee in selecting a PCP, including any medical group restrictions.

5.2.1.5.8.	Direct access to a Woman’s Healthcare specialist within the Contractor’s network.

5.2.1.5.9.	Obtaining information regarding Physician Incentive Plans (42 CFR 422.208 and 422.210).

5.2.1.5.10.	Obtaining information on the Contractor’s structure and operations (42 CFR 438.10(g)).

5.2.1.5.11.	Informed consent guidelines.

5.2.1.5.12.	Conversion rights under RCW 48.46.450 or RCW 48.44.370.

5.2.1.5.13.	Requesting a termination of enrollment.

5.2.1.5.14.	Information regarding advance directives to include (42 CFR 422.128 and 438.6(i)(1 and 3)):
5.2.1.5.14.1.	A statement about an enrollee’s right to make decisions concerning an enrollee’s medical care, accept or refuse surgical or medical treatment, execute an advance directive, and revoke an advance directive at any time.

5.2.1.5.14.2.	The Contractor’s written policies and procedures concerning advance directives, including any policy that would preclude the Contractor or subcontractor from honoring an enrollee’s advance directive.

5.2.1.5.14.3.	An enrollee’s rights under state law, including the right to file a grievance with the Contractor or DSHS regarding compliance with advance directive requirements in accord with the Advance Directive provisions of the Enrollee Rights and Protections Section of this Contract .
5.2.1.5.15.	How to recommend changes in the Contractor’s policies and procedures.

5.2.1.5.16.	Health promotion, health education and preventive health services available.

5.2.1.5.17.	Information on the Contractor’s Grievance System including (42 CFR 438.10(f)(2), 438.10(f)(6)(iv), 438.10(g)(1) and SMM2900 and 2902.2):
5.2.1.5.17.1.	How to obtain assistance from the Contractor in using the grievance, appeal and independent review processes (must assure enrollees that information will be kept confidential except as needed to process the grievance, appeal or independent review).

5.2.1.5.17.2.	The enrollees’ right to and how to initiate a grievance or file an appeal, in accord with the Contractor’s DSHS approved policies and procedures regarding grievances and appeals.

5.2.1.5.17.3.	The enrollees’ right to and how to request a hearing after the Contractor’s appeal process is exhausted, how to request a hearing and the rules that govern representation at the hearing.

5.2.1.5.17.4.	The enrollees’ right to and how to request an independent review in accord with RCW 48.43.535 and WAC 246-305 after the hearing process is exhausted and how to request an independent review.

5.2.1.5.17.5.	The enrollees’ right to appeal an independent review decision to the Board of Appeals and how to request such an appeal.

5.2.1.5.17.6.	The requirements and timelines for grievances, appeals, hearings, independent review and Board of Appeals.

5.2.1.5.17.7.	The enrollees’ rights and responsibilities, including potential payment liability, regarding the continuation of services that are the subject of appeal or a hearing.

5.2.1.5.17.8.	The availability of toll-free numbers for information about grievances and appeals and to file a grievance or appeal.
5.2.1.5.18.	The enrollee’s rights and responsibilities with respect to receiving covered services.

5.2.1.5.19.	Information about covered benefits and how to contact DSHS regarding services that may be covered by DSHS, but are not covered benefits under this Contract.

5.2.1.5.20.	Specific information regarding EPSDT and childhood immunizations as described in the Benefits Section of this Contract.

5.2.1.5.21.	Information regarding the availability of and how to access or obtain interpretation services and translation of written information at no cost to the enrollee (42 CFR 438.10(c)(5)(i and ii)).

5.2.1.5.22.	How to obtain information in alternative formats (42 CFR 438.10(d)(2)).

5.2.1.5.23.	The enrollee’s right to and procedure for obtaining a second opinion free of charge.

5.2.1.5.24.	The prohibition on charging enrollees for covered services, the procedure for reporting charges the enrollee receives for covered services to the Contractor and circumstances under which an enrollee might be charged for services.

5.2.1.5.25.	Information regarding the Contractors appointment wait time standards.
5.2.1.6.	DSHS agrees to provide the Contractor with copies of written client information, which DSHS intends to distribute to enrollees.
5.3.	Equal Access for Enrollees & Potential Enrollees with Communication Barriers: The Contractor shall assure equal access for all enrollees and potential enrollees when oral or written language creates a barrier to such access for enrollees and potential enrollees with communication barriers (42 CFR 438.10).
5.3.1.	The Contractor’s policies and procedures related to Equal Access for Enrollees and Potential Enrollees with Communication Barriers shall ensure compliance with the requirements described in this section.

5.3.2.	Oral Information:

5.3.2.1.	The Contractor shall assure that interpreter services are provided for enrollees and potential enrollees with a primary language other than English, free of charge (42 CFR 438.10(c)(4)). Interpreter services shall be provided for all interactions between such enrollees or potential enrollees and the Contractor or any of its providers including, but not limited to:
5.3.2.1.1.	Customer service

5.3.2.1.2.	All appointments with any provider for any covered service

5.3.2.1.3.	Emergency services

5.3.2.1.4.	All steps necessary to file grievances and appeals.
5.3.2.2.	The Contractor is responsible for payment for interpreter services for Contractor administrative matters including, but not limited to handling enrollee grievances and appeals.

5.3.2.3.	DSHS is responsible for payment for interpreter services provided by interpreter agencies contracted with the state for outpatient medical visits and hearings.

5.3.2.4.	Hospitals are responsible for payment for interpreter services during inpatient stays.

5.3.2.5.	Public entities, such as Public Health Departments, are responsible for payment for interpreter services provided at their facilities or affiliated sites.

5.3.2.6.	Interpreter services include the provision of interpreters for enrollees and potential enrollees who are deaf or hearing impaired at no cost to the enrollee or potential enrollee (42 CFR 438.10(c)(4)).
5.3.3.	Written Information:
5.3.3.1.	The Contractor shall provide all generally available and client-specific written materials in a language and format which may be understood by each individual enrollee and potential enrollee (42 CFR 438.10(c)(3) and 438.10(d)(1)(ii)).
5.3.3.1.1.	If five percent (5%) or more of the Contractor’s enrollees speak a specific language other than English, generally available materials will be translated into that language.

5.3.3.1.2.	For enrollees whose primary language is not translated or whose need cannot be addressed by translation as required by the provisions of this Section, the Contractor may meet the requirement of this Section by doing any one of the following:
5.3.3.1.2.1.	Translating the material into the enrollee’s or potential enrollee’s primary reading language.

5.3.3.1.2.2.	Providing the material on tape in the enrollee’s or potential enrollee’s primary language.

5.3.3.1.2.3.	Having an interpreter read the material to the enrollee or potential enrollee in the enrollee’s primary language.

5.3.3.1.2.4.	Providing the material in another alternative medium or format acceptable to the enrollee or potential enrollee. The Contractor shall document the enrollee’s or potential enrollee’s acceptance of the material in an alternative medium or format (42 CFR 438.10(d)(1)(ii)).

5.3.3.1.2.5.	Providing the material in English, if the Contractor documents the enrollee’s or potential enrollee’s preference for receiving material in English.
5.3.3.2.	The Contractor shall ensure that all written information provided to enrollees or potential enrollees is accurate, is not misleading, is comprehensible to its intended audience, designed to provide the greatest degree of understanding, and is written at the sixth grade reading level and fulfils other requirements of the Contract as may be applicable to the materials (42 CFR 438.10(b)(1)).

5.3.3.3.	DSHS may make exceptions to the sixth grade reading level when, in the sole judgment of DSHS, the nature of the materials do not allow for a sixth grade reading level or the enrollees’ needs are better served by allowing a higher reading level. DSHS approval of exceptions to the sixth grade reading level must be in writing.

5.3.3.4.	Disease Management materials, preventative services or other education materials used by the Contractor for health promotion efforts that are not developed by the Contractor or developed under contract with the Contractor are not required to meet the sixth grade reading level requirement.

5.3.3.5.	All written materials must have the written approval of DSHS prior to use. For client-specific written materials, the Contractor may use templates that have been pre-approved in writing by DSHS.

The Contractor must provide DSHS with a copy of all approved materials in final form.
6.	PAYMENT AND SANCTIONS
6.1.	Rates/Premiums:
6.1.1.	Subject to the Sanctions provisions of this Section, DSHS shall pay a monthly premium for each enrollee in full consideration of the work to be performed by the Contractor under this Contract. DSHS shall pay the Contractor, on or before the tenth (10th) working day of the month based on the DSHS list of enrollees whose enrollment is ongoing or effective on the first day of said calendar month. Such payment will be denied for new enrollees when, and for so long as, payment for those enrollees is denied by the Centers for Medicare and Medicaid Services (CMS) under 42 CFR 438.726(b) or 42 CFR 438.730(e).

6.1.2.	The Contractor shall reconcile the electronic benefit enrollment file with the premium payment information and submit a claim to DSHS for any amount due the Contractor within three hundred sixty-five (365) calendar days of the month of service. Any claim submitted after the 365-day period will be denied. When DSHS’ records confirm the Contractor’s claim, DSHS shall remit payment within thirty (30) calendar days of the receipt of the claim.

6.1.3.	The statewide Base Rate, Geographical Adjustment Factors, Risk Adjustment Factors and Age/Sex Factors are in Exhibit A, Premiums, Service Areas, and Capacity.

6.1.4.	The monthly premium payment will be calculated as follows:

Premium Payment = Base Rate x Age/Sex Factor x Risk Adjustment Factor x Geographical Adjustment Factor as described herein.

6.1.5.	Following the end of the annual legislative session, DSHS will provide to the Contractor the Base Rate, Age/Sex Factors, Risk Adjustment Factors, and Geographical Adjustment Factors for the following calendar year. DSHS will provide rates at least one hundred and twenty (120) calendar days prior to the first day of the following year. If the Contractor will not continue to provide HO/SCHIP services in the following calendar year, the Contractor shall notify DSHS no later than thirty (30) calendar days after the publication of the rates and factors as required under the Notices provisions of the General Terms and Conditions Section of this Contract. If the Contractor notifies DSHS, this Contract shall terminate, without penalty to either party, effective midnight, December 31, of the current year. The termination will be considered a termination for convenience under the Termination for Convenience provisions of the General Terms and Conditions Section of this Contract, but neither party shall have the right to assert a claim for costs.
6.1.6.	The Geographical Adjustment Factors will be adjusted by DSHS for the period January 1, through December 31, of the following year for changes in utilization. In addition, the payment for Critical Access Hospitals (CAH) as required in the Payments to CAH provision in this Section may be prospectively updated by DSHS if, in DSHS’ judgment, there are material changes in rates or utilization related to CAH.

6.1.7.	The Risk Adjustment Factor will be recalculated by DSHS for the period January 1, through December 31, of the following year based on the most currently available enrollment and encounter data Risk Adjustment Factors may be recalculated by DSHS if, in DSHS’ sole judgment, changes in contractor participation in HO/SCHIP require changes to the Risk Adjustment Factors.

6.1.8.	Each year DSHS will develop a Quality Incentive based on HEDIS® measures for childhood immunizations and well child visits. The Quality Incentive information and amounts will be provided in writing to all HO/SCHIP contractors prior to generating payments for the Quality Incentive at the end of the first quarter of the year.

6.1.9.	Notwithstanding an Amendment as defined in the General Terms and Conditions Section of this Contract, DSHS may modify Exhibit A, Premiums, Service Areas, and Capacity to add any changes in service areas, capacity, the Base Rate, Geographical Adjustment Factors, and Risk Adjustment Factors as needed. DSHS will provide such modifications to the Contractor in writing. If the Contractor does not disagree in writing with the modifications within fifteen (15) calendar days of the date the modifications are provided, the change will amend the Contract without any further action. If the Contractor does not accept the modifications, DSHS will terminate this Contract for convenience as provided herein, but neither party shall have a right to assert a claim for costs. If the modification changes the premium payments, the update is subject to CMS approval.

6.1.10.	DSHS shall automatically generate newborn premiums whenever possible. For newborns whose premiums DSHS does not automatically generate, the Contractor shall submit a supplemental premium payment request to DSHS within 365 calendar days of the month of service. The Contractor shall be responsible for reviewing monthly data provided by DSHS of the newborn premiums to determine whether a supplemental premium request needs to be submitted. DSHS shall pay supplemental premiums through the end of the month in which the sixtieth (60th) day of life occurs.

6.1.11.	DSHS shall make a full monthly payment to the Contractor for the month in which an enrollee’s enrollment is terminated except as otherwise provided herein.

6.1.12.	The Contractor shall be responsible for covered medical services provided to the enrollee in any month for which DSHS paid the Contractor for the enrollee’s care under the terms of this Contract.
6.2.	Delivery Case Rate Payment: A one-time payment of $5,500.00 shall be made to the Contractor for labor and delivery expenses for enrollees enrolled with the Contractor during the month of delivery. The Delivery Case Rate shall only be paid to the Contractor if it has incurred expenses for and paid for labor and delivery. Delivery includes both live and stillbirths, but does not include miscarriage, induced abortion, or other fetal demise not requiring labor and delivery to terminate the pregnancy.

6.3.	Renegotiation of Rates: The base rate set forth herein shall be subject to renegotiation during the Contract period only if DSHS, in its sole judgment, determines that it is necessary due to a change in federal or state law or other material changes, beyond the Contractor’s control, which would justify such a renegotiation.

6.4.	Reinsurance/Risk Protection: The Contractor may obtain reinsurance for coverage of enrollees only to the extent that it obtains such reinsurance for other groups enrolled by the Contractor, provided that the Contractor remains ultimately liable to DSHS for the services rendered.

6.5.	Recoupments:
6.5.1.	Unless mutually agreed by the parties in writing, DSHS shall only recoup premium payments and retroactively terminate enrollment for individual enrollees who are:
6.5.1.1.	Covered by the Contractor with duplicate coverage.

6.5.1.2.	Deceased prior to the month of enrollment. Premium payments shall be recouped effective the first day of the month following the enrollee’s date of death.

6.5.1.3.	Placed in the foster care medical program.

6.5.1.4.	Retroactively have their enrollment terminated consistent with the Termination of Enrollment provisions of the Enrollment Section of this Contract.

6.5.1.5.	Newborns determined to have an SSI eligibility effective date within the first sixty (60) days of life in accord with the provisions in the Enrollees Eligible for Social Security Income (SSI) of the

Enrollment Section of this Contract. DSHS shall recoup all premiums paid for the enrollee, but not the birth mother or any other family member, back to the month of birth.
6.5.1.6.	Found ineligible for enrollment with the Contractor, provided DSHS has notified the Contractor before the first day of the month for which the premium was paid.

6.5.1.7.	Incarcerated for any full month of enrollment.
6.5.2.	The Contractor may recoup payments made to providers for services provided to enrollees during the period for which DSHS recoups premiums for those enrollees. If the Contractor recoups said payments, providers may submit appropriate claims for payment to DSHS through its fee-for-service program.

6.5.3.	When DSHS recoups premiums and retroactively terminates the enrollment of an enrollee, DSHS will not recoup premiums and retroactively terminate the enrollment of any other family member, except for newborns whose mother’s enrollment is terminated for duplicate coverage.
6.6.	Information for Rate Setting and Methodology: For rate setting only, the Contractor shall annually provide information regarding its cost experience related to the provision of the services required under this Contract. The experience information shall be provided directly to an actuary designated by DSHS. The designated actuary will determine the timing, content, format and medium for such information. DSHS sets actuarially-sound managed care rates.

6.7.	Payments to Critical Access Hospitals (CAH): For services provided by CAH to enrollees, the Contractor shall pay the CAH the prospective Inpatient and Outpatient Departmental Weighted Cost-to-Charge rates published by DSHS for the fee-for-service program (see Attachment A for website link).

6.8.	Stop Loss for Hemophiliac Drugs: DSHS will provide stop loss protection for the Contractor for paid claims for Factors VII, VIII and IX and the anti-inhibitor for enrollees with a diagnosis of hemophilia as identified by diagnosis codes 286.0-286.3, V83.01 and V83.02. DSHS will reimburse the Contractor seventy-five percent (75%) of all verifiable paid claims for the identified hemophiliac drugs in excess of $250,000 for any single enrollee enrolled with the Contractor during each contract year. The Contractor must submit documentation of paid claims as required by DSHS.

6.9.	Encounter Data: The Contractor shall comply with the required format provided in the Encounter Data Transaction Guide published by DSHS (see Attachment A for website link). Encounter data includes claims paid by the Contractor for services delivered to enrollees through the Contractor during a specified reporting period. DSHS collects and uses this data for many reasons such as: federal reporting (42 CFR 438.242(b)(1)); rate setting and risk adjustment; service verification, managed care quality improvement program, utilization patterns and access to care; DSHS hospital rate setting; and research studies.
DSHS may change the Encounter Data Transaction Guide with one hundred and fifty (150) calendar days’ written notice to the Contractor. The Encounter Data Transaction Guide may be changed with less than one hundred and fifty (150) calendar days’ notice by mutual agreement of the Contractor and DSHS. The Contractor shall, upon receipt of such notice from DSHS, provide notice of changes to subcontractors.
6.10.	Emergency Services by Non-Contracted Providers: The Contractor shall limit payment for emergency services furnished by any provider who does not have a contract with the Contractor to the amount that would be paid for the services if they were provided under DSHS’ Medicaid FFS program (Deficit Reduction Act of 2005, Public Law No. 109-171, Section 6085).

6.11.	Data Certification Requirements: Any information and/or data required by this Contract and submitted to DSHS shall be certified by the Contractor as follows (42 CFR 438.242(b)(2) and 438.600 through 438.606):
6.11.1.	Source of certification: The information and/or data shall be certified by one of the following:
6.11.1.1.	The Contractor’s Chief Executive Officer.

6.11.1.2.	The Contractor’s Chief Financial Officer.

6.11.1.3.	An individual who has delegated authority to sign for, and who reports directly to, the Contractor’s Chief Executive Officer or Chief Financial Officer.
6.11.2.	Content of certification: The Contractor’s certification shall attest, based on best knowledge, information, and belief, to the accuracy, completeness and truthfulness of the information and/or data.

6.11.3.	Timing of certification: The Contractor shall submit the certification concurrently with the certified information and/or data.

6.11.4.	DSHS will identify the specific data that requires certification.
6.12.	Sanctions:
6.12.1.	If the Contractor fails to meet one or more of its obligations under the terms of this Contract or other applicable law, DSHS may impose sanctions by withholding up to five percent of its scheduled payments to the Contractor.
6.12.1.1.	DSHS may withhold payment from the end the cure period until the default is cured or any resulting dispute is resolved in the Contractor’s favor.

6.12.1.2.	DSHS will notify the Contractor in writing of the basis and nature of any sanctions, and if, applicable, provide a reasonable deadline for curing the cause for the sanction before imposing sanctions. The Contractor may request a dispute resolution, as described in the Disputes provisions of the General Terms and Conditions Section of this Contract, if the Contractor disagrees with DSHS’ position.
6.12.2.	DSHS, CMS or the Office of the Inspector General (OIG) may impose intermediate sanctions in accord with 42 CFR 438.700, 42 CFR 438.702, 42 CFR 438.704, 45 CFR 92.36(i)(1), 42 CFR 422.208 and 42 CFR 422.210 against the Contractor for:
6.12.2.1.	Failing to provide medically necessary services that the Contractor is required to provide, under law or under this Contract, to an enrollee covered under this Contract.

6.12.2.2.	Imposing on enrollees premiums or charges that are in excess of the premiums or charges permitted under law or under this Contract.

6.12.2.3.	Acting to discriminate against enrollees on the basis of their health status or need for health care services. This includes termination of enrollment or refusal to reenroll an enrollee, except as permitted under law or under this Contract, or any practice that would reasonably be expected to discourage enrollment by enrollees whose medical condition or history indicates probable need for substantial future medical services.

6.12.2.4.	Misrepresenting or falsifying information that it furnishes to CMS, DSHS, an enrollee, potential enrollee or any of its subcontractors.

6.12.2.5.	Failing to comply with the requirements for physician incentive plans.

6.12.2.6.	Distributing directly or indirectly through any agent or independent contractor, marketing materials that have not been approved by DSHS or that contain false or materially misleading information.

6.12.2.7.	Violating any of the other requirements of Sections 1903(m) or 1932 of the Social Security Act, and any implementing regulations.

6.12.2.8.	Intermediate sanctions may include:
6.12.2.8.1.	Civil monetary penalties in the following amounts:
6.12.2.8.1.1.	A maximum of $25,000 for each determination of failure to provide services; misrepresentation or false statements to enrollees, potential enrollees or healthcare providers; failure to comply with physician incentive plan requirements; or marketing violations;

6.12.2.8.1.2.	A maximum of $100,000 for each determination of discrimination; or misrepresentation or false statements to CMS or DSHS;

6.12.2.8.1.3.	A maximum of $15,000 for each potential enrollee DSHS determines was not enrolled because of a discriminatory practice subject to the $100,000 overall limit; and

6.12.2.8.1.4.	A maximum of $25,000 or double the amount of the charges, whichever is greater, for charges to enrollees that are not allowed under managed care. DSHS will deduct from the penalty the amount charged and return it to the enrollee.
6.12.2.8.2.	Appointment of temporary management for the Contractor as provided in 42 CFR 438.706. DSHS will only impose temporary management if it finds that the Contractor has repeatedly failed to meet substantive requirements in Sections 1903(m) or 1932 of the Social Security Act. Temporary management will be imposed in accord with RCW 48.44.033 or other applicable law.

6.12.2.8.3.	Suspension of all new enrollments, including default enrollment, after the effective date of the sanction. DSHS shall notify current enrollees of the sanctions and that they may terminate enrollment at any time.

6.12.2.8.4.	Suspension of payment for enrollees enrolled after the effective date of the sanction and until CMS or DSHS is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.

7.	ACCESS AND CAPACITY
7.1.	Access and Capacity Policy and Procedure Requirements: The Contractor’s policies and procedures related to access and capacity shall ensure compliance with the requirements described in this section.

7.2.	Network Capacity:
7.2.1.	The Contractor shall maintain and monitor an appropriate provider network, supported by written agreements, sufficient to serve enrollees enrolled under this Contract (42 CFR 438.206(b)(1)).

7.2.2.	The Contractor shall provide covered services required by this Contract through non-participating providers, at a cost to the enrollee that is no greater than if the covered services were provided by participating providers, if its network of participating providers is insufficient to meet the medical needs of enrollees in a manner consistent with this Contract. The Contractor shall adequately and timely cover these services out of network for as long as the Contractor’s network is inadequate to provide them (42 CFR 438.206(b)(4)). This provision shall not be construed to require the Contractor to cover such services without authorization except as required for emergency services.

7.2.3.	The Contractor must submit documentation regarding its maintenance, monitoring and analysis of the network to determine compliance with the requirements of this Section, at any time upon DSHS request or when there has been a change in the Contractor’s network or operations that, in the sole judgment of DSHS, would adversely affect adequate capacity and/or the Contractor’s ability to provide services (42 CFR 438.207(b & c)).

7.2.4.	With the written approval of DSHS, the Contractor may increase capacity or set its capacity to unlimited at any time by giving written notice to DSHS. For unlimited capacity, DSHS will set capacity at the total number of eligibles in the service area. The Contractor shall provide evidence, as DSHS requires, demonstrating the Contractor’s ability to support the capacity increase. DSHS may withhold approval of a requested capacity increase, if, in DSHS’ sole judgment, the requested increase is not in the best interest of DSHS.

7.2.5.	The Contractor may decrease capacity by giving DSHS sixty (60) calendar days’ written notice. The decrease shall not be effective until the first day of the month which falls after the sixty (60) calendar days has elapsed. Exhibit A, Premiums, Service Areas, and Capacity will be updated by DSHS for increases and decreases in capacity.
7.3.	Service Delivery Network: In the maintenance and monitoring of its network, the Contractor must consider the following (42 CFR 438.206(b)):

7.3.1.	Expected enrollment.

7.3.2.	The stated capacity in Exhibit A of this Contract.

7.3.3.	Adequate access to all services covered under this Contract.

7.3.4.	The expected utilization of services, taking into consideration the characteristics and health care needs of the Medicaid population represented by the Contractor’s enrollees.

7.3.5.	The number and types (in terms of training, experience and specialization) of providers required to furnish the contracted services.

7.3.6.	The number of network providers who are not accepting new Medicaid enrollees.

7.3.7.	The geographic location of providers and enrollees, considering distance, travel time, the means of transportation ordinarily used by potential enrollees, and whether the location provides physical access for the Contractor’s enrollees with disabilities.

7.3.8.	The cultural, ethnic, race and language needs of enrollees.
7.4.	Timely Access to Care: The Contractor shall have contracts in place with all subcontractors that meet state standards for access, taking into account the urgency of the need for services (42 CFR 438.206(b) & (c)(1)(i))). The Contractor shall ensure that:
7.4.1.	Network providers offer access comparable to that offered to commercial enrollees or comparable to Medicaid fee-for-service, if the Contractor serves only Medicaid enrollees (42 CFR 438.206(b)(1)(iv) & (c)(1)(ii))).

7.4.2.	Mechanisms are established to ensure compliance by providers.

7.4.3.	Providers are monitored regularly to determine compliance.

7.4.4.	Corrective action is initiated and documented if there is a failure to comply.
7.5.	Hours of Operation for Network Providers: The Contractor must require that network providers offer hours of operation for enrollees that are no less than the hours of operation offered to any other patient (42 CFR 438.206(c)(1)(iii)).

7.6.	24/7 Availability: The Contractor shall have the following services available on a 24-hour-a-day, seven-day-a-week basis by telephone. These services may be provided directly by the Contractor or may be delegated to subcontractors (42 CFR 438.206(c)(1)(iii)).
7.6.1.	Medical advice for enrollees from licensed health care professionals.

7.6.2.	Triage concerning the emergent, urgent or routine nature of medical conditions by licensed health care professionals.

7.6.3.	Authorization of services.

7.6.4.	Emergency drug supply, as described in the General Description of Covered Services provisions of the Benefits Section of this Contract.
7.7.	Appointment Standards: The Contractor shall comply with appointment standards that are no longer than the following (42 CFR 438.206(c)(1)(i)):
7.7.1.	Non-symptomatic (i.e., preventive care) office visits shall be available from the enrollee’s PCP or another provider within thirty (30) calendar days. A non-symptomatic office visit may include, but is not limited to, well/preventive care such as physical examinations, annual gynecological examinations, or child and adult immunizations.

7.7.2.	Non-urgent, symptomatic (i.e., routine care) office visits shall be available from the enrollee’s PCP or another provider within ten (10) calendar days. A non-urgent, symptomatic office visit is associated with the presentation of medical signs not requiring immediate attention.

7.7.3.	Urgent, symptomatic office visits shall be available from the enrollee’s PCP or another provider within forty-eight (48) hours. An urgent, symptomatic visit is associated with the presentation of medical signs that require immediate attention, but are not life threatening.

7.7.4.	Emergency medical care shall be available twenty-four (24) hours per day, seven (7) days per week.
7.8.	Integrated Provider Network Database (IPND): The Contractor shall report its complete provider network, to include all current contracted providers, monthly to DSHS through the designated data management contact in accord with the Provider Network Reporting Requirements published by DSHS (see Attachment A for website link)(42 CFR 438.242(b)(1)).

7.9.	Provider Network — Distance Standards:
7.9.1.	The Contractor network of providers shall meet the distance standards below in every service area. The designation of a zip code in a service area as rural or urban is in Exhibit A, Premiums, Service Areas, and Capacity.

7.9.1.1.	PCP
Urban: 2 within 10 miles for 90% of enrollees in the Contractor’s service area.
Rural: 1 within 25 miles for 90% of enrollees in the Contractor’s service area.
7.9.1.2.	Obstetrics
Urban: 2 within 10 miles for 90% of enrollees in the Contractor’s service area.
Rural: 1 within 25 miles for 90% of enrollees in the Contractor’s service area.
7.9.1.3.	Pediatrician or Family Practice Physician Qualified to Provide Pediatric Services
Urban: 2 within 10 miles for 90% of enrollees in the Contractor’s service area.
Rural: 1 within 25 miles for 90% of enrollees in the Contractor’s service area.
7.9.1.4.	Hospital
Urban/Rural: 1 within 25 miles for 90% of enrollees in the Contractor’s service area.
7.9.1.5.	Pharmacy
Urban: 1 within 10 miles for 90% of enrollees in the Contractor’s service area.
Rural: 1 within 25 miles for 90% of enrollees in the Contractor’s service area.
7.9.2.	DSHS may, in its sole discretion, grant exceptions to the distance standards. DSHS’ approval of an exception shall be in writing. The Contractor shall request an exception in writing and shall provide evidence as DSHS may require to support the request. If the closest provider of the type subject to the standards in this section is beyond the distance standard applicable to the zip code, the distance standard defaults to the distance to that provider. The closest provider may be a provider not participating with the Contractor.

7.10.	Distance Standards for High Volume Specialty Care Providers: The Contractor shall establish and meet measurable distance standards for high volume Specialty Care Providers to enrollees. The Contractor shall analyze performance against standards at minimum, annually.

7.11.	Standards for the Ratio of Primary Care and Specialty Providers to Enrollees: The Contractor shall establish and meet measurable standards for the ratio of both PCPs and high volume Specialty Care Providers to enrollees. The Contractor shall analyze performance against standards at minimum, annually.

7.12.	Access to Specialty Care:
7.12.1.	The Contractor shall provide all medically necessary specialty care for enrollees in a service area. If an enrollee needs specialty care from a type of specialist who is not available within the Contractor’s provider network, the Contractor shall provide the necessary services with a qualified specialist outside the Contractor’s provider network.

7.12.2.	The Contractor shall maintain, and make readily available to providers, up-to-date information on the Contractor available network of specialty providers and shall provide any required assistance to providers in obtaining timely referral to specialty care.
7.13.	Capacity Limits and Order of Acceptance:
7.13.1.	The Contractor shall provide care to all enrollees who voluntarily choose the Contractor. The Contractor shall accept assignments up to the capacity limits in Exhibit A, Premiums, Service Areas, and Capacity.

7.13.2.	Enrollees will be accepted in the order in which they apply.

7.13.3.	DSHS shall enroll all eligible clients with the contractor of their choice unless DSHS determines, in its sole judgment, that it is in DSHS’ best interest to withhold or limit enrollment with the Contractor.

7.13.4.	The Contractor may request in writing that DSHS temporarily suspend voluntary enrollment in any service area. DSHS will approve the temporary suspension when the Contractor presents evidence to DSHS, of the network limitations that demonstrate the Contractor’s inability to accept additional enrollees.

7.13.5.	The Contractor shall accept clients who are assigned by DSHS in accord with this Contract, WAC 388-538, and WAC 388-542, except as specifically provided in the Enrollment Data and Requirements for Contractor’s Response provisions in the Enrollment Section of this Contract.

7.13.6.	No eligible client shall be refused enrollment or re-enrollment, be terminated from enrollment, or be discriminated against in any way because of health status, the existence of a pre-existing physical or mental condition, including pregnancy and/or hospitalization, or the expectation of the need for frequent or high cost care (42 CFR 438.6(d)(1 and 3)).
7.14.	Assignment of Enrollees:
7.14.1.	Potential enrollees who do not select a Healthy Options/SCHIP plan shall be assigned to a Healthy Options/SCHIP plan by DSHS as follows:
7.14.1.1.	DSHS will identify the Contractor’s capacity in each service area, as stated in Exhibit A, Premiums, Service Areas, and Capacity, modified by increases and decreases in capacity made in accord with this Contract.

7.14.1.2.	DSHS will determine the total capacity of all contractors receiving assignment in each service area.

7.14.1.3.	DSHS will determine the number of households in a service area.

7.14.1.4.	Assignments will be calculated based on the Contractor’s capacity divided by the total capacity of a service area and then multiplied by the total number of households in a service area. The result of this calculation will determine the number of households to be assigned to the Contractor in a specific service area. In any area where the Contractor’s capacity is unlimited, DSHS will set the Contractor’s capacity, for this calculation, at the total number of HO/SCHIP eligible’s in the service area.
7.14.2.	At DSHS’ sole discretion, DSHS may not make assignments of enrollees to the Contractor in a service area if the Contractor’s enrollment, when DSHS calculates assignments, is ninety percent (90%) or more of its capacity in that service area.

7.14.3.	The Contractor may choose not to receive assignments or limit assignments in any service area by so notifying DSHS in writing at least sixty (60) calendar days before the first of the month it is requesting not to receive assignment of enrollees.

7.14.4.	DSHS reserves the right to make no assignments, or to withhold or limit assignments to the Contractor, when, in its sole judgment, it is in the best interest of DSHS.

7.14.5.	If either the Contractor or DSHS limits assignments as described herein, the Contractor’s capacity shall be that limit.

7.15.	Provider Network Changes:
7.15.1.	The Contractor shall give DSHS a minimum of ninety (90) calendar days’ prior written notice, in accord with the Notices provisions of the General Terms and Conditions Section of this Contract, of the loss of a material provider. A material provider is one whose loss would impair the Contractor’s ability to provide continuity of and access to care for the Contractor’s current enrollees and/or the number of enrollees the Contractor has agreed to serve in a service area.

7.15.2.	The Contractor shall make a good faith effort to provide written notification to enrollees affected by any provider termination within fifteen (15) calendar days after receiving or issuing a provider termination notice (42 CFR 438.10(f)(5)). Enrollee notices shall have prior approval of DSHS. If the Contractor fails to notify affected enrollees of a provider termination at least sixty (60) calendar days prior to the effective date of termination, the Contractor shall allow affected enrollees to continue to receive services from the terminating provider, at the enrollees’ option, and administer benefits for the lesser of a period ending the last day of the month in which sixty (60) calendar days elapses from the date the Contractor notifies enrollees or the enrollee’s effective date of enrollment with another plan.
8.	QUALITY OF CARE
8.1.	Quality Assessment and Performance Improvement (QAPI) Program:
8.1.1.	The Contractor’s policies and procedures related to quality assessment and performance improvement (QAPI) program shall ensure compliance with the requirements described in this section.

8.1.2.	The Contractor shall have and maintain a quality assessment and performance improvement (QAPI) program for the services it furnishes to its enrollees that meets the provisions of 42 CFR 438.240.
8.1.2.1.	The Contractor shall define its QAPI program structure and processes and assign responsibility to appropriate individuals.

8.1.2.2.	The QAPI program structure shall include the following elements:
8.1.2.2.1.	A written description of the QAPI program including identification of designated physician and behavioral health practitioners. The QAPI program description shall include:
8.1.2.2.1.1.	A listing of all quality-related committee(s);

8.1.2.2.1.2.	Descriptions of committee responsibilities;

8.1.2.2.1.3.	Contractor staff and practicing provider committee participant titles;

8.1.2.2.1.4.	Meeting frequency; and

8.1.2.2.1.5.	Maintenance of meeting minutes reflecting decisions made by each committee, as appropriate.
8.1.2.2.2.	A Quality Improvement Committee that oversees the quality functions of the Contractor. The Quality Improvement Committee will:
8.1.2.2.2.1.	Recommend policy decisions;

8.1.2.2.2.2.	Analyze and evaluate the results of QI activities;

8.1.2.2.2.3.	Institute actions; and

8.1.2.2.2.4.	Ensure appropriate follow-up.
8.1.2.2.3.	An annual quality work plan.

8.1.2.2.4.	An annual evaluation of the QAPI program to include an evaluation of performance improvement projects, trending of performance measures and evaluation of the overall effectiveness of the QI program (42 CFR 438.240(e)(2)).
8.1.3.	Upon request, the Contractor shall make available to providers, enrollees, or the Department, the QAPI program description, and information on the Contractor’s progress towards meeting its goals.

8.1.4.	The Contractor shall provide evidence of oversight of delegated entities responsible for quality improvement. Oversight activities shall include evidence of:
8.1.4.1.	A delegation agreement with each delegated entity describing the responsibilities of the Contractor and delegated entity;

8.1.4.2.	Evaluation of the delegated organization prior to delegation;

8.1.4.3.	An annual evaluation of the delegated entity;

8.1.4.4.	Evaluation of regular delegated entity reports; and

8.1.4.5.	Follow-up on issues out of compliance with delegated agreement or DSHS contract specifications.

8.1.5.	The Contractor shall have in effect mechanisms to assess the quality and appropriateness of care furnished to enrollees with special health care needs. (42 CFR 438.240 (b)(4)).
8.2.	Performance Improvement Projects:
8.2.1.	The Contractor’s policies and procedures related to performance improvement projects shall ensure compliance with the requirements described in this section.

8.2.2.	The Contractor shall have an ongoing program of performance improvement projects that focus on clinical and non-clinical areas. The Contractor shall conduct at least two (2) Performance Improvement Projects (PIPs) of which at least one (1) is clinical and at least one (1) is non-clinical as described in 42 CFR 438.240 (b)(1) and as specified in the CMS protocol (see Attachment A for website link).

8.2.3.	The projects must be designed to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in clinical and non-clinical areas that are expected to have a favorable effect on health outcomes and enrollee satisfaction. Through implementation of performance improvement projects, the Contractor shall:
8.2.3.1.	Measure performance using objective, quality indicators.

8.2.3.2.	Implement system interventions to achieve improvement in quality.

8.2.3.3.	Evaluate the effectiveness of the interventions.

8.2.3.4.	Plan and initiate activities for increasing or sustaining improvement.

8.2.3.5.	Report the status and results of each project to DSHS (42 CFR 438.240(d)(2)).

8.2.3.6.	Complete projects in a reasonable time period as to allow aggregate information on the success of the projects to produce new information on the quality of care every year (42 CFR 438.240(d)(2)).
8.2.4.	Annually, the Contractor shall submit to DSHS one (1) clinical and one (1) non-clinical performance improvement project which, in the judgment of the Contractor, best meet the requirements of a performance improvement project. Each project will be documented on a performance improvement project worksheet found in the CMS protocol entitled “Conducting Performance Improvement Projects” (see Attachment A for website link).
8.2.5.	If any of the Contractor’s Health Plan Employer Data and Information Set (HEDIS®) rates on Well Child Visits in the first fifteen (15) months, six (6) or more well child visits measure), Well Child Visits in the third (3rd), fourth (4th), fifth (5th) and sixth (6th) years of life, or Adolescent Well Care Visits are below a sixty percent (60%) benchmark in 2008 or 2009, the Contractor shall implement a clinical PIP designed to increase the rates.

8.2.6.	If any of the Contractor’s HEDIS® Combination 2, Childhood Immunization rates are below a seventy percent (70%) benchmark in 2008 or below a seventy-five percent (75%) benchmark in 2009 the Contractor shall implement a performance improvement project designed to increase the immunization rate.

8.2.7.	If both the HEDIS® Well-Child Measure and Combination 2 Childhood Immunization measures do not meet contractually required benchmarks, the Contractor is required to conduct a second clinical PIP. The Contractor may count either the HEDIS® Well-Child or Combination 2 PIPs towards meeting the one (1) required clinical PIP. Both PIPs shall be submitted to DSHS.

8.2.8.	The Contractor may be required to conduct a CAHPS® non-clinical performance improvement project(s) based on a correlation analysis of measures most likely to impact enrollee satisfaction. The Contractor will be notified of the PIP in January 2008 by DSHS. The Contractor may count the PIP towards meeting the one (1) required non-clinical PIP. The project must be initiated in 2008 and continue through the 2009 contract year.

8.2.9.	In addition to the PIPs required under this Section the Contractor shall participate in a yearly statewide PIP.
8.2.9.1.	The PIP will either be conducted by the Department of Health or by an organization selected by DSHS.

8.2.9.2.	The PIP shall be designed to maximize resources and reduce cost to contractors.

8.2.9.3.	The Contractor shall cooperate with DSHS’ designated External Quality Review Organization (EQRO) and the organization conducting the PIP.

8.2.9.4.	The Contractor will receive copies of aggregate data and reports produced from these projects.

8.2.9.5.	The Contractor shall provide financial support to the organization conducting the PIP in the following manner:
8.2.9.5.1.	If the Contractors enrollment is less than 10,000 the Contractor shall provide $10,000 to support the PIP.

8.2.9.5.2.	If the Contractors enrollment is more than 10,000 but less than 100,000 the Contractor shall provide $20,000 to support the PIP.

8.2.9.5.3.	If the Contractors enrollment is more than 100,000 the Contractor shall provide $30,000 to support the PIP.
8.3.	Performance Measures using Health Employer Data & Information Set (HEDIS®):
8.3.1.	In accord with the Notices provisions of the General Terms and Conditions Section of this Contract, the Contractor shall report to DSHS HEDIS® measures using the current HEDIS® Technical Specifications and official corrections published by NCQA, unless directed otherwise in writing by DSHS. For the 2008 and 2009 HEDIS® measures listed below, the Contractor shall use the administrative or hybrid data collection methods, specified in the current HEDIS® Technical Specifications, unless directed otherwise by DSHS (42 CFR 438.240(b)(2)). The Contractor shall make its best effort to maximize data collection.

8.3.2.	No later than June 15 of each year, HEDIS® measures shall be submitted electronically to DSHS using the NCQA Interactive Data Submission System (IDSS) or other NCQA-approved method.

8.3.3.	The following HEDIS® measures shall be submitted to DSHS in 2008 and 2009:
8.3.3.1.	Childhood Immunization Status (Hybrid measure required);

8.3.3.2.	Postpartum Care (Hybrid measure required);

8.3.3.3.	Well Child Visits in the First 15 Months of Life (Hybrid measure required);

8.3.3.4.	Well Child Visits in the Third, Fourth, Fifth and Sixth Years of Life (Hybrid measure required);

8.3.3.5.	Adolescent Well Care Visits (Hybrid measure required);

8.3.3.6.	Comprehensive Diabetes Care (Hybrid measure required)

8.3.3.7.	Inpatient Utilization — Nonacute Care

8.3.3.8.	Ambulatory Care

8.3.3.9.	Frequency of Selected Procedures — a subset of measures to include: myringotomy, myringotomy with adenoidectomy, hysterectomy, mastectomy, lumpectomy

8.3.3.10.	Race/Ethnicity diversity of membership

8.3.3.11.	Language diversity of membership
8.3.4.	The Contractor shall submit raw HEDIS® data to DSHS electronically for the Childhood Immunization Status measure, no later than June 30 of each year. The Contractor shall submit the raw HEDIS® data according to specifications provided by DSHS.

8.3.5.	All HEDIS® measures, including the CAHPS® sample frame shall be audited, by a designated certified HEDIS® Compliance Auditor, a licensed organization in accord with methods described in the current HEDIS® Compliance Audit™ Standards, Policies and Procedures. DSHS will fund and the DSHS designated EQRO will conduct the audit.

8.3.6.	The Contractor shall cooperate with DSHS’ designated EQRO to validate the Contractor’s Health Employer Data and Information Set (HEDIS®) performance measures and CAHPS® sample frame.
8.3.6.1.	If the Contractor does not have NCQA accreditation for Healthy Options managed care from the National Committee for Quality Assurance (NCQA), the Contractor shall receive a partial audit.

8.3.6.2.	If the Contractor has NCQA accreditation for Healthy Options managed care or is seeking accreditation with a scheduled NCQA visit in 2008 or 2009, the Contractor shall receive a full audit.

8.3.6.3.	Data collected and the methods employed for HEDIS® validation may be supplemented by indicators and/or processes published in the Centers for Medicare and Medicaid (CMS) Validating Performance Measures protocol identified by the DSHS designated EQRO.
8.3.7.	The Contractor shall provide evidence of trending of measures to assess performance in quality and safety of clinical care and quality of non-clinical or service-related care.

8.3.8.	The Contractor shall collect and maintain data on ethnicity, race and language markers as established by DSHS on all enrollees. The Contractor shall record and maintain enrollee self-identified data as established by the Contractor and maintain unique data fields for self-identified data.
8.3.9.	The Contractor shall rotate HEDIS® measures only with the advance written permission of DSHS. The Contractor may request permission to rotate measures by making a written request to the DSHS contact named in the Notices provisions of the General Terms and Conditions Section of this Contract. Childhood Immunization and well-child measures shall not be rotated.
8.4.	Consumer Assessment of Healthcare Providers and Systems (CAHPS®):
8.4.1.	In 2008 a DSHS designated EQRO shall conduct the CAHPS® Children and Children with Chronic Conditions survey based upon 2007 HEDIS® Specifications for Survey Measures.
8.4.1.1.	The Contractor shall create the sampling frame file.
8.4.1.1.1.	The Contractor shall receive file specifications and instructions specifying the format and other required information for the sample files from DSHS, or the DSHS designated EQRO, by November 30, 2007.

8.4.1.1.2.	The Contractor shall submit the eligible sample frames to the DSHS designated EQRO by January 18, 2008.

8.4.1.1.3.	The Contractor shall receive written notice of the sample frame file(s) compliance audit certification from the DSHS designated EQRO by January 31, 2008.
8.4.1.2.	The Contractor will be allowed up to eight (8) Contractor—determined supplemental questions. DSHS will notify the Contractor of DSHS-selected supplemental questions.
8.4.1.2.1.	The Contractor shall submit the questions to DSHS for written approval for the amount, content, and survey placement prior to December 14, 2007.

8.4.1.2.2.	The Contractor shall receive a copy of the approved DSHS questionnaire for informational purposes by January 31, 2008.
8.4.1.3.	The Contractor shall provide National CAHPS® Benchmarking Database (NCBD) submission information as determined by DSHS.
8.4.1.3.1.	The Contractor shall submit the information to the DSHS designated EQRO by April 14, 2008.

8.4.2.	In 2009, the Contractor shall conduct the CAHPS® Adult survey to Medicaid members enrolled in Healthy Options.
8.4.2.1.	The Contractor shall contract with an NCQA certified HEDIS® survey vendor qualified to administer the CAHPS® survey and conduct the survey according to NCQA protocol. The Contractor shall submit the following information to the DSHS designated EQRO:
8.4.2.1.1.	Contractor CAHPS® survey staff member contact, CAHPS® vendor name and CAHPS® primary vendor contact by January 5, 2009.

8.4.2.1.2.	Timeline for implementation of vendor tasks by February 16, 2009.
8.4.2.2.	The Contractor shall ensure the survey sample frame consists of all non-Medicare and non-commercial adult plan members (not just subscribers) 18 (eighteen) years and older with Washington State addresses. The Contractor shall submit the survey sample frame to DSHS by January 11, 2009. In administering the CAHPS® the Contractor shall:
8.4.2.2.1.	Be allowed up to eight (8) Contractor-determined supplemental questions.

8.4.2.2.2.	Allow DSHS up to eight (8) supplemental questions.

8.4.2.2.3.	Be notified of DSHS’ selected eight (8) supplemental questions on or before November 3, 2008.

8.4.2.2.4.	Submit their questions to DSHS for written approval prior to December 15, 2008.

8.4.2.2.5.	Submit the eligible sample frame file(s) for certification by the DSHS designated EQRO, a Certified HEDIS® Auditor by January 11, 2009.

8.4.2.2.6.	Receive written notice of the sample frame file(s) compliance audit certification from the DSHS designated EQRO by January 31, 2009.

8.4.2.2.7.	Receive the approved DSHS questionnaire by January 31, 2009. DSHS EQRO shall determine the questionnaire format, questions and question placement, using the most recent HEDIS® version of the Medicaid adult questionnaire

(currently 3.0H), plus approved supplemental and/or custom questions as determined by DSHS.
8.4.2.2.8.	Conduct the mixed methodology (mail and phone surveys) for CAHPS® survey administration.

8.4.2.2.9.	Submit the final disposition report by June 10, 2009.

8.4.2.2.10.	Submit a copy of the Washington State adult Medicaid response data set according to 2009 NCQA/CAHPS® standards to the DSHS designated EQRO by June 10, 2009.
8.4.2.3.	The Contractor shall provide NCBD data submission information as determined by DSHS.
8.4.2.3.1.	The Contractor shall submit the information to the DSHS designated EQRO by April 14, 2009.

8.4.2.3.2.	The DSHS designated EQRO shall submit the data to the NCBD.
8.4.2.4.	The Contractor is required to include performance guarantee language in their vendor subcontracts that require a vendor to achieve at least a thirty-five percent (35%) response rate.
8.4.3.	The Contractor shall provide the following:
8.4.3.1.	The Contractor shall notify DSHS in writing if the Contractor cannot conduct the annual CAHPS® surveys (Children, Children with Chronic Conditions, or Adult) because of limited total enrollment and/or sample size. The written statement shall provide enrollment and/or sample size data to support the Contractor’s inability to meet the requirement.

8.4.3.2.	The Contractor shall notify DSHS in writing whether they have a physician or physician group at substantial financial risk in accord with the physician incentive plan requirements under the Subcontracts Section of this Contract.
8.5.	External Quality Review:
8.5.1.	Validation Activities: The Contractor’s quality program shall be examined using a series of required validation procedures. The examination shall be implemented and conducted by DSHS, its agent, or an EQRO.

8.5.2.	The following required activities will be validated (42 CFR 438.358(b)(1)(2)(3)):
8.5.2.1.	Performance improvement projects;

8.5.2.2.	Performance measures; and

8.5.2.3.	A monitoring review of standards established by DSHS and included in this Contract to comply with 42 CFR 438.204 (g) and a comprehensive review conducted within the previous three-year period.
8.5.3.	The following optional activity will be validated annually:
8.5.3.1.	Administration and/or validation of consumer or provider surveys of quality of care, i.e., the CAHPS® survey (438.358(c)(2).
8.5.4.	DSHS reserves the right to include additional optional activities described in 42 CFR 438.358 if additional funding becomes available and as mutually negotiated between DSHS and the Contractor.

8.5.5.	The Contractor shall submit to annual DSHS TeaMonitor and EQRO monitoring reviews. The monitoring review process uses standard methods and data collection tools and methods found in the CMS EQR Managed Care Organization Protocol and assesses the Contractor’s compliance with regulatory requirements and standards of the quality outcomes and timeliness of, and access to, services provided by Medicaid MCOs (42 CFR 438.204).
8.5.5.1.	The Contractor shall, during an annual monitoring review of the Contractor’s compliance with contract standards or upon request by DSHS or its External Quality Review Organization (EQRO) contractor(s), provide evidence of how external quality review findings, agency audits and contract monitoring activities, enrollee grievances, HEDIS® and CAHPS® results are used to identify and correct problems and to improve care and services to enrollees.

8.5.5.2.	The Contractor will provide data requested by the EQRO for purposes of completing the External Quality Review Report (EQRR). The EQRR is a detailed technical report that describes the manner in which the data from all activities described in External Quality Review provisions of this Section and conducted in accord with CFR 42 438.358 were aggregated and analyzed and conclusions drawn as to the quality, timeliness and access to the care furnished by the Contractor.

8.5.5.3.	DSHS will provide a copy of the EQRR to the Contractor, through print or electronic media and to interested parties such as participating health care providers, enrollees and potential enrollees of the Contractor, recipient advocacy groups, and members of the general public. DSHS must make this information available in alternative formats for persons with sensory impairments, when requested.

8.5.5.4.	If the Contractor has had an accreditation review or visit by NCQA or another accrediting body, the Contractor shall provide the complete report from that organization to DSHS. If permitted by the accrediting body, the Contractor shall allow a state representative to accompany any accreditation review team during the site visit in an official observer status. The state representative shall be allowed to share information with DSHS, Department of Health (DOH), and Health Care Authority (HCA) as needed to reduce duplicated work for both the Contractor and the state.
8.6.	Enrollee Mortality: The Contractor shall maintain a record of known enrollee deaths, including the enrollee’s name, date of birth, age at death, location of death, and cause(s) of death. This information shall be available to DSHS upon request. The Contractor shall assist DSHS in efforts to evaluate and improve the availability and utility of selected mortality information for quality improvement purposes.

8.7.	Practice Guidelines: The Contractor’s policies and procedures related to practice guidelines shall ensure compliance with the requirements described in this section.
8.7.1.	The Contractor shall adopt practice guidelines. The Contractor may develop or adopt guidelines developed by organizations such as the American Diabetes Association or the American Lung Association. Practice guidelines shall meet the following requirements (42 CFR 438.236):
8.7.1.1.	Are based on valid and reliable clinical evidence or a consensus of health care professionals in the particular field;

8.7.1.2.	Consider the needs of enrollees and support client and family involvement in care plans;

8.7.1.3.	Are adopted in consultation with contracting health care professionals;

8.7.1.4.	Are reviewed and updated at least every two years and as appropriate;

8.7.1.5.	Are disseminated to all affected providers and, upon request, to DSHS, enrollees and potential enrollees (42 CFR 438.236(c)); and

8.7.1.6.	Are the basis for and are consistent with decisions for utilization management, enrollee education, coverage of services, and other areas to which the guidelines apply (42 CFR 438.236(d)).
8.8.	Drug Formulary Review and Approval: The Contractor shall submit its drug formulary, for use with enrollees covered under the terms of this Contract, to DSHS for review and approval by January 31 of each year of this Contract or upon DSHS’ request. The formulary shall be submitted to:

Siri Childs, Pharm D, Pharmacy Policy Manager (or her successor)
Department of Social and Health Services
Division of Medical Management
P.O. Box 45506
Olympia, WA 98504-5506
E-mail: childsa@dshs.wa.gov

8.9.	Health Information Systems: The Contractor shall maintain, and shall require subcontractors to maintain, a health information system that complies with the requirements of 42 CFR 438.242 and provides the information necessary to meet the Contractor’s obligations under this Contract. The Contractor shall have in place mechanisms to verify the health information received from subcontractors. The health information system must:
8.9.1.	Collect, analyze, integrate, and report data. The system must provide information on areas including but not limited to, utilization, grievance and appeals, and terminations of enrollment for other than loss of Medicaid eligibility.

8.9.2.	Ensure data received from providers is accurate and complete by:
8.9.2.1.	Verifying the accuracy and timeliness of reported data;

8.9.2.2.	Screening the data for completeness, logic, and consistency; and

8.9.2.3.	Collecting service information on standardized formats to the extent feasible and appropriate.
8.9.3.	The Contractor shall make all collected data available to DSHS and the Center for Medicare and Medicaid Services (CMS) upon request.
8.10.	Technical Assistance: The Contractor may request technical assistance for any matter pertaining to this Contract by contacting DSHS by e-mail at healthyoptions@dshs.wa.gov.

9.	POLICIES AND PROCEDURES
9.1.	The Contractor shall have and follow written policies and procedures related to the requirements found in the provisions and sections in this Contract.
9.1.1.	The provisions and sections that require policy and procedure are as follows:
9.1.1.1.	Access, to include:
9.1.1.1.1.	Cultural Considerations

9.1.1.1.2.	Direct access for enrollees with special health care needs

9.1.1.1.3.	General requirements

9.1.1.1.4.	Network Monitoring
9.1.1.2.	Benefits, to include:
9.1.1.2.1.	General requirements

9.1.1.2.2.	Pharmacy Management
9.1.1.3.	Claims Payment

9.1.1.4.	Coordination and Continuity of Care

9.1.1.5.	Coordination of Benefits

9.1.1.6.	Coverage Authorization

9.1.1.7.	Credentialing — Provider Selection

9.1.1.8.	DCR Payment Process

9.1.1.9.	Enrollee Rights, to include:
9.1.1.9.1.	Advance Directives

9.1.1.9.2.	Enrollee Choice of Primary Care Provider

9.1.1.9.3.	General requirements

9.1.1.9.4.	Informed Consent

9.1.1.9.5.	Member Privacy

9.1.1.9.6.	Provider — Enrollee Communication

9.1.1.9.7.	Prohibition on Enrollee Charges for Covered Services
9.1.1.10.	Enrollment and ended enrollment, to include:
9.1.1.10.1.	Termination of Enrollment — this requirement does not apply to subcontractors or non-contracted providers.

9.1.1.10.2.	Involuntary Termination of Enrollment
9.1.1.11.	Fraud and Abuse

9.1.1.12.	Grievance System to include:
9.1.1.12.1.	Grievance Process

9.1.1.12.2.	Appeal Process

9.1.1.12.3.	Expedited Appeal Process

9.1.1.12.4.	Independent Review

9.1.1.12.5.	Continuation of Services
9.1.1.13.	Health Information Systems

9.1.1.14.	Marketing and Information Requirements to include:
9.1.1.14.1.	Material Development Requirements

9.1.1.14.2.	Equal Access Requirements

9.1.1.14.3.	Material Distribution Requirements
9.1.1.15.	Patient Review and Restriction (PRR)

9.1.1.16.	Performance Improvement Programs

9.1.1.17.	Pharmacy Management

9.1.1.18.	Physician Incentive Plan

9.1.1.19.	Practice Guidelines

9.1.1.20.	Quality Improvement

9.1.1.21.	Subcontracts and Delegation

9.1.1.22.	Utilization Management
9.1.2.	The Contractor’s policies and procedures shall include the following:
9.1.2.1.	Direct and guide the Contractor’s employees, subcontractors and any non-contracted providers’, compliance with all applicable federal, state and contractual requirements.

9.1.2.2.	Fully articulate the Contractor’s understanding of the requirements.

9.1.2.3.	Have an effective training plan related to the requirements and maintain records of the number and type of providers and staff participating in training, including evidence of assessment of participant knowledge and satisfaction with the training.

9.1.2.4.	Identify procedures for monitoring and auditing for compliance.

9.1.2.5.	Have procedures identifying prompt response to detected non-compliance, and effective corrective action.
9.1.3.	The Contractor shall submit a written copy of each policy and procedure related to this Contract to DSHS for review and approval by September 10th of each year or anytime there is a material change. In the event that a policy and procedure had been approved by DSHS the previous year, and remained unchanged, the Contractor shall not be required to resubmit the policy and procedure. The Contractor shall certify in writing to DSHS that the policy and procedure is unchanged, in accord with the Notices provision of the General Terms and Conditions Section of this Contract.
10.	SUBCONTRACTS
10.1.	Subcontracts Policy and Procedure Requirements: The Contractor’s policies and procedures related to subcontracting and delegation shall ensure compliance with the requirements described in this section..

10.2.	Contractor Remains Legally Responsible: Subcontracts, as defined herein, may be used by the Contractor for the provision of any service under this Contract. However, no subcontract shall terminate the Contractor’s legal responsibility to DSHS for any work performed under this Contract (42 CFR 434.6 (c) & 438.230(a)).

10.3.	Solvency Requirements for Subcontractors: For any subcontractor at financial risk, as defined in the Substantial Financial Risk provision, or of the Risk provision found in the Definitions Section of this Contract, the Contractor shall establish, enforce and monitor solvency requirements that provide assurance of the subcontractor’s ability to meet its obligations.

10.4.	Provider Nondiscrimination:
10.4.1.	The Contractor shall not discriminate, with respect to participation, reimbursement, or indemnification, against providers practicing within their licensed scope of practice solely on the basis of the type of license or certification they hold (42 CFR 438.12(a)(1)).

10.4.2.	If the Contractor declines to include individual or groups of providers in its network, it shall give the affected providers written notice of the reason for its decision (42 CFR 438.12(a)(1)).

10.4.3.	The Contractor’s provider selection policies and procedures shall not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatment (42CFR 438.214(c)).

10.4.4.	Consistent with the Contractor’s responsibilities to the enrollees, this Section may not be construed to require the Contractor to:
10.4.4.1.	Contract with providers beyond the number necessary to meet the needs of its enrollees;

10.4.4.2.	Preclude the Contractor from using different reimbursement amounts for different specialties or for different providers in the same specialty; or

10.4.4.3.	Preclude the Contractor from establishing measures that are designed to maintain quality of services and control costs (42 CFR 438.12(b)(1)).
10.5.	Required Provisions: Subcontracts shall be in writing, consistent with the provisions of 42 CFR 434.6. All subcontracts shall contain the following provisions:
10.5.1.	Identification of the parties of the subcontract and their legal basis for operation in the State of Washington.

10.5.2.	Procedures and specific criteria for terminating the subcontract.

10.5.3.	Identification of the services to be performed by the subcontractor and which of those services may be subcontracted by the subcontractor.

10.5.4.	Reimbursement rates and procedures for services provided under the subcontract.

10.5.5.	Release to the Contractor of any information necessary to perform any of its obligations under this Contract.

10.5.6.	Reasonable access to facilities and financial and medical records for duly authorized representatives of DSHS or DHHS for audit purposes, and immediate access for Medicaid fraud investigators (42 CFR 438.6(g)).

10.5.7.	The requirement to completely and accurately report encounter data to the Contractor. Contractor shall ensure that all subcontractors required to report encounter data have the capacity to submit all DSHS required data to enable the Contractor to meet the reporting requirements in the Encounter Data Transaction Guide published by DSHS.

10.5.8.	The requirement to comply with the Contractor’s DSHS approved fraud and abuse policies and procedures.

10.5.9.	No assignment of the subcontract shall take effect without the DSHS’ written agreement.

10.5.10.	The subcontractor shall comply with the applicable state and federal rules and regulations as set forth in this Contract, including the applicable requirements of 42 CFR 438.6(i).

10.5.11.	Subcontracts shall set forth and require the subcontractor to comply with any term or condition of this Contract that is applicable to the services to be performed under the subcontract (42 CFR 438.6(1)).

10.5.12.	The Contractor shall provide the following information regarding the grievance system to all subcontractors (42 CFR 438.414 and 42 CFR 438.10(g)(1)):
10.5.12.1.	The toll-free numbers to file oral grievances and appeals.

10.5.12.2.	The availability of assistance in filing a grievance or appeal.

10.5.12.3.	The enrollee’s right to request continuation of benefits during an appeal or hearing and, if the Contractor’s action is upheld, the enrollee’s responsibility to pay for the continued benefits.

10.5.12.4.	The enrollee’s right to file grievances and appeals and their requirements and timeframes for filing.

10.5.12.5.	The enrollee’s right to a hearing, how to obtain a hearing, and representation rules at a hearing.
10.6.	Health Care Provider Subcontracts, including those for facilities and pharmacy benefit management, shall also contain the following provisions:

10.6.1.	A quality improvement system tailored to the nature and type of services subcontracted, which affords quality control for the health care provided, including but not limited to the accessibility of medically necessary health care, and which provides for a free exchange of information with the Contractor to assist the Contractor in complying with the requirements of this Contract.

10.6.2.	A statement that primary care and specialty care provider subcontractors shall cooperate with QI activities.

10.6.3.	A means to keep records necessary to adequately document services provided to enrollees for all delegated activities including Quality Improvement, Utilization Management, Member Rights and Responsibilities, and Credentialing and Recredentialing.
10.6.3.1.	Delegated activities are documented and agreed upon between Contractor and subcontractor. The document must include:
10.6.3.1.1.	Assigned responsibilities;

10.6.3.1.2.	Delegated activities;

10.6.3.1.3.	A mechanism for evaluation; and

10.6.3.1.4.	Corrective action policy and procedure.
10.6.4.	Information about enrollees, including their medical records, shall be kept confidential in a manner consistent with state and federal laws and regulations.

10.6.5.	The subcontractor accepts payment from the Contractor as payment in full and shall not request payment from DSHS or any enrollee for covered services performed under the subcontract.

10.6.6.	The subcontractor agrees to hold harmless DSHS and its employees, and all enrollees served under the terms of this Contract in the event of non-payment by the Contractor. The subcontractor further agrees to indemnify and hold harmless DSHS and its employees against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may in any manner accrue against DSHS or its employees through the intentional misconduct, negligence, or omission of the subcontractor, its agents, officers, employees or contractors (42 CFR 438.230(b)(2)).

10.6.7.	If the subcontract includes physician services, provisions for compliance with the PCP requirements stated in this Contract.

10.6.8.	A ninety (90) day termination notice provision.

10.6.9.	A specific termination provision for termination with short notice when a provider is excluded from participation in the Medicaid program.

10.6.10.	The subcontractor agrees to comply with the appointment wait time standards of this Contract. The subcontract must provide for regular monitoring of timely access and corrective action if the subcontractor fails to comply with the appointment wait time standards (42 CFR 438.206(c)(1)).

10.6.11.	A provision for ongoing monitoring and periodic formal review that is consistent with industry standards and OIC regulations. Formal review must be completed no less than once every three years and must identify deficiencies or areas for improvement and provide for corrective action (42 CFR 438.230(b)).
10.7.	Health Care Provider Subcontracts Delegating Administrative Functions:
10.7.1.	Subcontracts that delegate administrative functions under the terms of this Contract shall include the following additional provisions:
10.7.1.1.	For those subcontractors at financial risk, that the subcontractor shall maintain the Contractor’s solvency requirements throughout the term of the Contract.

10.7.1.2.	Clear descriptions of any administrative functions delegated by the Contractor in the subcontract, including but not limited to utilization/medical management, claims processing, enrollee grievances and appeals, and the provision of data or information necessary to fulfill any of the Contractor’s obligations under this Contract.

10.7.1.3.	How frequently and by what means the Contractor will monitor compliance with solvency requirements and requirements related to any administrative function delegated in the subcontract.

10.7.1.4.	Provisions for revoking delegation or imposing sanctions if the subcontractor’s performance is inadequate (42 CFR 438.230(b)(2)).

10.7.1.5.	Whether referrals for enrollees will be restricted to providers affiliated with the group and, if so, a description of those restrictions.

10.7.2.	The Contractor shall submit a report of all current delegated entities, activities delegated and the number of enrollees assigned or serviced by the delegated entity to DSHS for review by February 28th of each year.
10.8.	Excluded Providers:
10.8.1.	Pursuant to Section 1128 or Section 1128A of the Social Security Act, the Contractor may not employ or subcontract with an individual practitioner or provider, or an entity with an officer, director, agent, or manager, or an individual who owns or has a controlling interest in the entity, who has been (42 CFR 438.214(d)):
10.8.1.1.	Convicted of crimes as specified in Section 1128 of the Social Security Act,

10.8.1.2.	Excluded from participation in the Medicare and/or Medicaid program,

10.8.1.3.	Assessed a civil penalty under the provisions of Section 1128

10.8.1.4.	Has a contractual relationship with an entity convicted of a crime specified in Section 1128, or

10.8.1.5.	Identified as a person described in the Debarment Certification provisions of the General Terms and Conditions Section of this Contract.
10.8.2.	The Contractor shall terminate subcontracts of excluded providers immediately when the Contractor becomes aware of such exclusion or when the Contractor receives notice from DSHS, whichever is earlier.

10.8.3.	In addition, if DSHS terminates a subcontractor from participation in any DSHS program, the Contractor shall exclude the subcontractor from participation in Healthy Options/SCHIP. The Contractor shall terminate subcontracts of excluded providers immediately when the Contractor becomes aware of such exclusion or when the Contractor receives notice from DSHS, whichever is earlier (WAC 388-502-0030).

10.8.4.	If the Contractor terminates a subcontractor for cause, the Contractor shall notify DSHS, within ten (10) working days, in writing, after the Contractor’s provider appeal process is concluded, as provided in the Notices provisions of the General Terms and Conditions Section of this Contract, including an explanation of the cause of the termination.
10.9.	Home Health Providers: If the pending Medicaid home health agency surety bond requirement (Section 4708(d) of the Balanced Budget Act of 1997) becomes effective before or during the term of this Contract, beginning on the effective date of the requirement the Contractor may not subcontract with a home health agency unless the state has obtained a surety bond from the home health agency in the amount required by federal law. DSHS will provide a current list of bonded home health agencies upon request to the Contractor.

10.10.	Physician Incentive Plans: Physician incentive plans, as defined herein, are subject to the conditions set forth in this Section in accord with federal regulations (42 CFR 438.6(h), 42 CFR 422.208 and 42 CFR 422.210). The Contractor’s policies and procedures related to physician incentive plans shall ensure compliance with the following requirements described in this section:
10.10.1.	The Contractor shall make no payment to a physician or physician group, directly or indirectly, under a physician incentive plan as an inducement to reduce or limit medically necessary services provided to an individual enrollee.

10.10.2.	Whether the incentive plan includes referral services.

10.10.3.	If the incentive plan includes referral services:
10.10.3.1.	The type of incentive plan (e.g. withhold, bonus, capitation).

10.10.3.2.	For incentive plans involving withholds or bonuses, the percent that is withheld or paid as a bonus.

10.10.3.3.	Proof that stop-loss protection meets the requirements identified within the provisions of this Section, including the amount and type of stop-loss protection.

10.10.3.4.	The panel size and, if commercial members and enrollees are pooled, a description of the groups pooled and the risk terms of each group. Medicaid, Medicare, and commercial members in a physician’s or physician group’s panel may be pooled provided the terms of risk for the pooled enrollees and commercial members are comparable, and the incentive payments are not calculated separately for pooled enrollees. Commercial members include military and Basic Health members.
10.10.4.	If the Contractor, or any subcontractor (e.g. IPA, PHO), places a physician or physician group at substantial financial risk, the Contractor shall assure that all physicians and physician groups have either aggregate or per member stop-loss protection for services not directly provided by the physician or physician group.
10.10.4.1.	If aggregate stop-loss protection is provided, it must cover ninety percent (90%) of the costs of referral services that exceed twenty-five percent (25%) of maximum potential payments under the subcontract.

10.10.4.2.	If stop-loss protection is based on a per-member limit, it must cover ninety percent (90%) of the cost of referral services that exceed the limit as indicated below based on panel size, and whether stop-loss is provided separately for professional and institutional services or is combined for the two.
10.10.4.2.1.	1,000 members or fewer, the threshold is $3,000 for professional services and $10,000 for institutional services, or $6,000 for combined services.

10.10.4.2.2.	1,001 — 5,000 members, the threshold is $10,000 for professional services and $40,000 for institutional services, or $30,000 for combined services.

10.10.4.2.3.	5,001 — 8,000 members, the threshold is $15,000 for professional services and $60,000 for institutional services, or $40,000 for combined services.

10.10.4.2.4.	8,001 — 10,000 members, the threshold is $20,000 for professional services and $100,000 for institutional services, or $75,000 for combined services.

10.10.4.2.5.	10,001 — 25,000, the threshold is $25,000 for professional services and $200,000 for institutional services, or $150,000 for combined services.

10.10.4.2.6.	25,001 members or more, there is no risk threshold.
10.10.4.3.	For a physician or physician group at substantial financial risk, the Contractor shall periodically conduct surveys of enrollee satisfaction with the physician or physician group. DSHS shall require such surveys annually. DSHS may, at its sole option, conduct enrollee satisfaction surveys that satisfy this requirement. If the Contractors enrolled population is too small to allow a valid survey by DSHS, the Contractor shall conduct an enrollee satisfaction survey. . DSHS shall notify the Contractor in writing if DSHS will be conducting the survey that satisfies the requirement for the Contractor. If the Contractor conducts the survey it shall:
10.10.4.3.1.	Include current enrollees, and enrollees who have terminated enrollment within 12 months of the survey for reasons other than loss of Medicaid eligibility or moving outside the Contractor’s service area.

10.10.4.3.2.	Be conducted according to commonly accepted principles of survey design and statistical analysis.

10.10.4.3.3.	Address enrollees satisfaction with the physician or physician groups:
10.10.4.3.3.1.	Quality of services provided.

10.10.4.3.3.2.	Degree of access to services.
10.11.	Payment to FQHCs/RHCs: The Contractor shall not pay a federally-qualified health center or a rural health clinic less than the Contractor would pay non-FQHC/RHC providers for the same services (42 USC 1396(m)(2)(A)(ix)).

10.12.	Provider Education: The Contractor will maintain records of the number and type of providers and support staff participating in provider education, including evidence of assessment of participant satisfaction with the training process.
10.12.1.	The Contractor shall maintain a system for keeping participating providers informed about:
10.12.1.1.	Covered services for enrollees served under this Contract;

10.12.1.2.	Coordination of care requirements;

10.12.1.3.	DSHS and the Contractor’s policies and procedures as related to this Contract;

10.12.1.4.	Interpretation of data from the quality improvement program; and

10.12.1.5.	Practice guidelines as described in the provisions of the Quality of Care Section of this Contract.
10.13.	Claims Payment Standards: The Contractor shall meet the timeliness of payment standards specified for Medicaid fee-for-service in Section 1902(a)(37)(A) of the Social Security Act and specified for health carriers in WAC 284-43-321. To be compliant with both payment standards the Contractor shall pay or deny, and shall require subcontractors to pay or deny, ninety-five percent (95%) of clean claims within thirty (30) calendar days of receipt, ninety-five percent (95%) of all claims within sixty (60) of receipt and ninety-nine percent (99%) of clean claims within ninety (90) calendar days of receipt. The Contractor and its providers may agree to a different payment requirement in writing on an individual claim.
10.13.1.	A claim is a bill for services, a line item of service or all services for one enrollee within a bill.

10.13.2.	A clean claim is a claim that can be processed without obtaining additional information from the provider of the service or from a third party.

10.13.3.	The date of receipt is the date the Contractor receives the claim from the provider.

10.13.4.	The date of payment is the date of the check or other form of payment.
10.14.	FQHC/RHC Report: The Contractor shall provide DSHS with information related to subcontracted federally-qualified health centers (FQHC) and rural health clinics (RHC), as required by the DSHS Healthy Options Licensed Health Carrier Billing Instructions, published by DSHS and incorporated by reference (see Attachment A for website link).

10.15.	Provider Credentialing: The Contractor shall follow the requirements related to the credentialing and recredentialing of providers who have signed contracts or participation agreements with the Contractor (42 CFR 438.12(a)(2) 438.206(a & b) and 438.214).
10.15.1.	The Contractor’s policies and procedures related to the credentialing and recredentialing of providers who have signed contracts or participation agreements with the Contractor shall ensure compliance with the following requirements described in this section:
10.15.1.1.	The Contractor’s medical director or other designated physician’s shall have direct responsibility and participation in the credentialing process.

10.15.1.2.	The Contractor shall have a designated Credentialing Committee to oversee the credentialing process.

10.15.1.3.	The identification of the type of providers that are credentialed and recredentialed;

10.15.1.4.	The verification sources used to make credentialing decisions, including any evidence of provider sanctions; and

10.15.1.5.	Prohibition against employment or contracting with providers excluded from participation in Federal health care programs under federal law and as described in the Excluded Providers provisions of this Section.
10.15.2.	The criteria used by the Contractor to credential and recredential providers shall include (42 CFR 438.230(b)(1)):
10.15.2.1.	Evidence of a current valid license to practice;

10.15.2.2.	A valid DEA or CDS certificate if applicable;

10.15.2.3.	Evidence of appropriate education and training;

10.15.2.4.	Board certification if applicable;

10.15.2.5.	An Evaluation of work history; and
10.15.2.6.	A review of any liability claims resulting in settlements or judgments paid on or on behalf of the provider.
10.15.3.	The Contractor’s process for making credentialing determinations, to include a signed, dated attestation statement from the provider that addresses:
10.15.3.1.	The lack of present illegal drug use;

10.15.3.2.	A history of loss of license and felony convictions;

10.15.3.3.	A history of loss or limitation of privileges or disciplinary activity;

10.15.3.4.	Current malpractice coverage; and

10.15.3.5.	Accuracy and completeness of the application.
10.15.4.	The Contractor’s process for delegation of credentialing or recredentialing.

10.15.5.	The Contractor’s provider selection policies and procedures that are consistent with 42 CFR 438.12, and must not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatment, and any other methods for assuring nondiscrimination.

10.15.6.	The Contractor’s process for communicating findings to the provider that differ from the provider’s submitted materials, including:
10.15.6.1.	Communication of the provider’s right to review materials;

10.15.6.2.	Correct incorrect or erroneous information;

10.15.6.3.	Be informed of their credentialing status; and

10.15.6.4.	The ability to appeal an adverse determination by the Contractor.
10.15.7.	The Contractor’s process for notifying providers within sixty (60) days of the credentialing committee’s decision.

10.15.8.	The Contractor a process to ensure confidentiality.

10.15.9.	The Contractor’s process to ensure listings in provider directories for enrollees are consistent with credentialing file content, including education, training, certification and specialty designation.

10.15.10.	The Contractor’s process for recredentialing providers at minimum every thirty-six (36) months through information verified from primary sources, unless otherwise indicated.

10.15.11.	The Contractor’s process to ensure that offices of all primary care providers, obstetricians/gynecologists and high volume providers meet office site standards established by the Contractor.

10.15.12.	A system for monitoring sanctions or limitations on licensure, complaints and quality issues or information from identified adverse events and provide evidence of action, as appropriate based on defined methods or criteria.
11.	ENROLLEE RIGHTS AND PROTECTIONS:
11.1.	General Requirements: The written policies and procedures regarding enrollee rights shall ensure compliance with the following requirements described in this section:
11.1.1.	The Contractor shall comply with any applicable Federal and State laws that pertain to enrollee rights and ensure that its staff and affiliated providers take those rights into account when furnishing services to enrollees (42 CFR 438.100(a)(2)).

11.1.2.	The Contractor shall guarantee each enrollee the following rights (42 CFR 438.100(b)(2)):
11.1.2.1.	To be treated with respect and with consideration for their dignity and privacy (42 CFR 438.100(b)(2)(ii)).

11.1.2.2.	To receive information on available treatment options and alternatives, presented in a manner appropriate to the enrollee’s ability to understand (42 CFR 438.100(b)(2)(iii)).

11.1.2.3.	To participate in decisions regarding their health care, including the right to refuse treatment (42 CFR 438.100(b)(2)(iv)).

11.1.2.4.	To be free from any form of restraint or seclusion used as a means of coercion, discipline, convenience, or retaliation (42 CFR 438.100(b)(2)(iv)).

11.1.2.5.	To request and receive a copy of their medical records, and to request that they be amended or corrected, as specified in 45 CFR 164 (42 CFR 438.100(b)(2)(iv)).

11.1.2.6.	Each enrollee must be free to exercise their rights, and exercise of those rights must not adversely affect the way the Contractor or its subcontractors treat the enrollee (42 CFR 438.100(c)).
11.2.	Cultural Considerations: The Contractor shall participate in and cooperate with DSHS’ efforts to promote the delivery of services in a culturally competent manner to all enrollees, including those with limited English proficiency and diverse cultural and ethnic backgrounds (42 CFR 438.206(c)(2)).
11.3.	Advance Directives:
11.3.1.	The Contractor’s policies and procedures for advance directives shall meet the requirements of WAC 388-501-0125, 42 CFR 438.6, 438.10, 422.128, 489.100 and 489 Subpart I as described in this section including the following:

11.3.2.	The Contractor’s advance directive policies and procedure shall be disseminated to all affected providers, enrollees, DSHS, and, upon request, potential enrollees (42 CFR 438.6(i)(3)).

11.3.3.	The Contractor’s written policies respecting the implementation of advance directive rights shall include a clear and precise statement of limitation if the Contractor cannot implement an advance directive as a matter of conscience (42 CFR 422.128). At a minimum, this statement must do the following:
11.3.3.1.	Clarify any differences between Contractor conscientious objections and those that may be raised by individual physicians.

11.3.3.2.	Identify the state legal authority permitting such objection.

11.3.3.3.	Describe the range of medical conditions or procedures affected by the conscience objection.
11.3.4.	If an enrollee is incapacitated at the time of initial enrollment and is unable to receive information (due to the incapacitating condition or a mental disorder) or articulate whether or not he or she has executed an advance directive, the Contractor may give advance directive information to the enrollee’s family or surrogate in the same manner that it issues other materials about policies and procedures to the family of the incapacitated enrollee or to a surrogate or other concerned persons in accord with State law. The Contractor is not relieved of its obligation to provide this information to the enrollee once he or she is no longer incapacitated or unable to receive such information. Follow-up procedures must be in place to ensure that the information is given to the individual directly at the appropriate time.

11.3.5.	The Contractor’s policies and procedures must require, and the Contractor must ensure, that the enrollee’s medical record documents, in a prominent part, whether or not the individual has executed an advance directive.

11.3.6.	The Contractor shall not condition the provision of care or otherwise discriminate against an enrollee based on whether or not the enrollee has executed an advance directive.

11.3.7.	The Contractor shall ensure compliance with requirements of State and Federal law (whether statutory or recognized by the courts of the State) regarding advance directives.

11.3.8.	The Contractor shall provide for education of staff concerning its policies and procedures on advance directives.

11.3.9.	The Contractor shall provide for community education regarding advance directives that may include material required herein, either directly or in concert with other providers or entities. Separate community education materials may be developed and used, at the discretion of the Contractor. The same written materials are not required for all settings, but the material should define what constitutes an advance directive, emphasizing that an advance directive is designed to enhance an incapacitated individual’s control over medical treatment, and describe applicable State and Federal law concerning advance directives. The Contractor shall document its community education efforts (42 CFR 438.6(i)(3)).

11.3.10.	The Contractor is not required to provide care that conflicts with an advance directive; and is not required to implement an advance directive if, as a matter of conscience, the Contractor cannot implement an advance directive and State law allows the Contractor or any subcontractor providing services under this Contract to conscientiously object.

11.3.11.	The Contractor shall inform enrollees that they may file a grievance with the Contractor if the enrollee is dissatisfied with the Contractor’s advance directive policy and procedure or the Contractor’s administration of those policies and procedures. The Contractor shall also inform enrollees that they may file a grievance with DSHS if they believe the Contractor is non-compliant with advance directive requirements.
11.4.	Enrollee Choice of PCP:

11.4.1.	The Contractor must implement procedures to ensure each enrollee has a source of primary care appropriate to their needs (42 CFR 438.207(c)).
11.4.2.	The Contractor shall allow, to the extent possible and appropriate, each new enrollee to choose a participating PCP (42 CFR 438.6(m)).
11.4.3.	In the case of newborns, the parent shall choose the newborn’s PCP.
11.4.4.	If the enrollee does not make a choice at the time of enrollment, the Contractor shall assign the enrollee to a PCP or clinic, within reasonable proximity to the enrollee’s home, no later than fifteen (15) working days after coverage begins.
11.4.5.	The Contractor shall allow an enrollee to change PCP or clinic at anytime with the change becoming effective no later than the beginning of the month following the enrollees request for the change (WAC 388-538-060 and WAC 284-43-251(1)).
11.4.6.	The Contractor may limit enrollees’ ability to change PCP’s in accord with the Patient Review and Restriction provisions of the Benefits Section of this Contract.
11.5.	Direct Access for Enrollees with Special Health Care Needs: The Contractor shall allow enrollees with special health care needs who utilize a specialist frequently to retain the specialist as a PCP, or alternatively, be allowed direct access to specialists for needed care. The Contractor shall also allow enrollees with special health care needs as defined in WAC 388-538-050 to retain a specialist as a PCP or be allowed direct access to a specialist if the assessment required under the provisions of this Contract demonstrates a need for a course of treatment or regular monitoring by such specialist (42 CFR 438.208(c)(4) and 438.6(m)).
11.6.	Prohibition on Enrollee Charges for Covered Services:
11.6.1.	Under no circumstances shall the Contractor, or any providers used to deliver services covered under the terms of this Contract, charge enrollees for covered services (SSA 1932(b)(6), SSA 1128B(d)(1)), 42 CFR 438.106(c), 438.6(1), 438.230, and 438.204(a) and WAC 388-502-0160).
11.6.2.	The Contractor shall have a separate and specific policy and procedure that fully articulates how the Contractor will protect enrollees from being billed for covered services.
11.7.	Provider/Enrollee Communication: The Contractor may not prohibit, or otherwise restrict, a health care professional acting within their lawful scope of practice, from advising or advocating on behalf of an enrollee who is their patient, for the following (42 CFR 438.102(a)(1)(i)):
11.7.1.	The enrollee’s health status, medical care, or treatment options, including any alternative treatment that may be self-administered (42 CFR 438.102(a)(1)(i)).
11.7.2.	Any information the enrollee needs in order to decide among all relevant treatment options (42 CFR 438.102(a)(1)(ii)).
11.7.3.	The risks, benefits, and consequences of treatment or non-treatment (42 CFR 438.102(a)(1)(iii)).
11.7.4.	The enrollee’s right to participate in decisions regarding their health care, including the right to refuse treatment, and to express preferences about future treatment decisions (42 CFR 438.102(a)(1)(iv)).
11.8.	Enrollee Self-Determination: The Contractor shall ensure that all providers: obtain informed consent prior to treatment from enrollees, or persons authorized to consent on behalf of an enrollee as described in RCW 7.70.065; comply with the provisions of the Natural Death Act (RCW 70.122) and state and federal Medicaid rules concerning advance directives (WAC 388-501-0125 and 42 CFR 438.6(m)); and, when appropriate, inform enrollees of their right to make anatomical gifts (RCW 68.50.540).
12.     UTILIZATION MANAGEMENT PROGRAM AND AUTHORIZATION OF SERVICES
12.1.	Utilization Management Program: The Contractor shall follow the Utilization Management requirements described in this section.
12.1.1.	The Contractor’s policies and procedures related to Utilization Management shall comply with, and require the compliance of subcontractors with delegated authority for Utilization Management, the requirements described in this section.
12.1.2.	The Contractor shall have and maintain a Utilization Management Program (UMP) for the services it furnishes its enrollees.
12.1.3.	The Contractor shall define its UMP structure and assign responsibility for UMP activities to appropriate individuals.
12.1.4.	Upon request the Contractor shall provide DSHS with a written description of the UMP that includes identification of designated physician and behavioral health practitioners and evidence of the physician and behavioral health practitioner’s involvement in program development and implementation.
12.1.5.	The UMP program description shall include:

12.1.5.1.	A written description of all UM-related committee(s);

12.1.5.2.	Descriptions of committee responsibilities;
12.1.5.3.	Contractor staff and practicing provider committee participant title(s);
12.1.5.4.	Meeting frequency;

12.1.5.5.	Maintenance of meeting minutes reflecting decisions made by each committee, as appropriate.
12.1.6.	UMP behavioral health and non-behavioral health policies and procedures at minimum, shall include the following content:
12.1.6.1.	Documentation of use and periodic review of written clinical decision-making criteria based on clinical evidence, including policies and procedures for appropriate application of the criteria.
12.1.6.2.	Mechanisms for providers and enrollees on how they can obtain the UM decision-making criteria upon request, including UM action or denial determination letter template language reflecting same.
12.1.6.3.	Mechanisms for assessment of inter-rater reliability of all clinical professionals and as appropriate, non-clinical staff responsible for UM decisions.
12.1.6.4.	Written job descriptions with qualification for providers who review denials of care based on medical necessity that requires education, training or professional experience in medical or clinical practice and current non-restricted license.
12.1.6.5.	Mechanisms to verify that claimed services were actually provided.
12.1.6.6.	Mechanisms to detect both underutilization and over-utilization of services, including pharmacy underutilization and over-utilization, and produce a yearly report which identifies and reports findings on utilization measures and includes completed or planned interventions to address under or over-utilization patterns of care (42 CFR 438.240(b)(3)).
12.1.6.7.	Specify the type of personnel responsible for each level of UM decision-making.

12.1.6.8.	A physician or behavioral health practitioner or pharmacist as appropriate reviews any behavioral health denial of care based on medical necessity.
12.1.6.9.	Use of board certified consultants to assist in making medical necessity determinations.
12.1.6.10.	Appeals of adverse determinations evaluated by health care providers who were not involved in the initial decision and who have appropriate expertise in the field of medicine that encompasses the covered person’s condition or disease (PBOR, WAC 284-43-620(4)).
12.1.6.11.	Documentation of timelines for appeals in accord with the Appeal Process provisions of the Grievance System Section of this Contract.
12.1.7.	Annually evaluate and update the UMP.
12.1.8.	The Contractor shall not structure compensation to individuals or entities that conduct utilization management activities so as to provide incentives for the individual or entity to deny, limit, or discontinue medically necessary services to any enrollee (42 CFR 438.210(e)).
12.1.9.	The Contractor shall not penalize or threaten a provider or facility with a reduction in future payment or termination of participating provider or participating facility status because the provider or facility disputes the Contractor’s determination with respect to coverage or payment for health care service (PBOR, WAC 284-43-210(6)).
12.2.	Authorization of Services: The Contractor shall follow the authorization of services requirements described in this section.
12.2.1.	The Contractor’s policies and procedures related to authorization of services shall include the compliance with 42 CFR 438.210 and WAC 388-538, and require compliance of subcontractors with delegated authority for authorization of services with the requirements described in this section.
12.2.2.	The Contractor shall have in effect mechanisms to ensure consistent application of review criteria for authorization decisions (42 CFR 438.210(b)(1)(i)).
12.2.3.	The Contractor shall consult with the requesting provider when appropriate (42 CFR 438.210(b)(1)(ii)).
12.2.3.1.	The Contractor shall require that any decision to deny a service authorization request or to authorize a service in an amount,

duration, or scope that is less than requested, be made by a health care professional who has appropriate clinical expertise in treating the enrollee’s condition or disease (42 CFR 438.210(b)(3)).
12.2.3.2.	The Contractor shall notify the requesting provider, and give the enrollee written notice of any decision by the Contractor to deny a service authorization request, or to authorize a service in an amount, duration, or scope that is less than requested. The notice shall meet the following requirements, except that the notice to the provider need not be in writing (42 CFR 438.210(c) and 438.404):
12.2.3.2.1.	The notice to the enrollee shall be in writing and shall meet the requirements of the, Information Requirements for Enrollees and Potential Enrollees, provisions of the Marketing and Information Requirements Section, of this Contract to ensure ease of understanding.
12.2.3.2.2.	The notice shall explain the following (42 CFR 438.404(b)(1-3)(5-7)):
12.2.3.2.2.1.	The action the Contractor has taken or intends to take.

12.2.3.2.2.2.	The reasons for the action, in easily understood language.

12.2.3.2.2.3.	A statement whether or not an enrollee has any liability for payment.

12.2.3.2.2.4.	A toll free telephone number to call if the enrollee is billed for services.

12.2.3.2.2.5.	The enrollee’s right to file an appeal.

12.2.3.2.2.6.	The procedures for exercising the enrollee’s rights.
12.2.3.2.3.	The circumstances under which expedited resolution is available and how to request it.

12.2.3.2.4.	The enrollee’s right to have benefits continue pending resolution of the appeal, how to request that benefits be continued, and the circumstances under which the enrollee may be required to pay for these services.
12.2.4.	The Contractor shall provide for the following timeframes for authorization decisions and notices:

12.2.4.1.	For denial of payment that may result in payment liability for the enrollee, at the time of any action affecting the claim.

12.2.4.2.	For termination, suspension, or reduction of previously authorized services, ten (10) calendar days prior to such termination, suspension, or reduction, except if the criteria stated in 42 CFR 431.213 and 431.214 are met. The notice shall be mailed within this ten (10) calendar day period by a method that certifies receipt and assures delivery within three (3) calendar days.
12.2.4.2.1.	For standard authorization, determinations are to be made within two (2) business days of the receipt of necessary information, but may not exceed fourteen (14) calendar days following receipt of the request for services (42 CFR 438.210(d)(1)).

12.2.4.2.2.	Beyond the fourteen (14) calendar day period, a possible extension of up to fourteen (14) additional calendar days (equal to a total of twenty-eight (28) calendar days) is allowed under the following circumstances (42 CFR 438.210(d)(1)(i-ii)):
12.2.4.2.2.1.	The enrollee, or the provider, requests extension; or

12.2.4.2.2.2.	The Contractor justifies and documents a need for additional information and how the extension is in the enrollee’s interest.

12.2.4.2.2.3.	If the Contractor extends that timeframe, it shall(438.408(c)(2):
12.2.4.2.2.3.1.	Give the enrollee written notice of the reason for the decision to extend the timeframe and inform the enrollee of the right to file a grievance if he or she disagrees with that decision; and

12.2.4.2.2.3.2.	Issue and carry out its determination as expeditiously as the enrollee’s health condition requires and no later than the date the extension expires.
12.2.4.2.3.	For standard authorization decisions, notification of the decision shall be made to the attending physician, ordering provider, facility and enrollee within two (2) business days (PBOR, WAC 284-43-410).
12.2.4.3.	For cases in which a provider indicates, or the Contractor determines, that following the timeframe for standard authorization decisions could seriously jeopardize the enrollee’s life or health or ability to attain, maintain, or regain maximum function, the Contractor shall make an expedited authorization decision and provide notice as expeditiously as the enrollee’s health condition requires and no later than three (3) working days after receipt of the request for service. The Contractor may extend the three (3) working days by up to fourteen (14) calendar days under the following circumstances (42 CFR 438.210(d)(2)):
12.2.4.3.1.	The enrollee requests the extension; or

12.2.4.3.2.	The Contractor justifies and documents a need for additional information and how the extension is in the enrollee’s interest.
12.3.	Fraud and Abuse Requirements: The Contractor shall have and follow the Fraud and Abuse requirements described in this section.
12.3.1.	The Contractor’s policies and procedures related to fraud and abuse shall include compliance with 42 CFR 438.608(a) and section 1902(a)(68) of the Social Security Act and include the requirement of compliance of staff and subcontractors with the requirements described in this section.

12.3.2.	The Contractor shall have:
12.3.2.1.	In effect a process to inform employees and subcontractors regarding the False Claims Act.

12.3.2.2.	Administrative and management arrangements or procedures, and a mandatory compliance plan.

12.3.2.3.	Standards of conduct that articulates the Contractor’s commitment to comply with all applicable federal and state standards.

12.3.2.4.	The designation of a compliance officer and a compliance committee that is accountable to senior management.

12.3.2.5.	Effective training for the compliance officer and the Contractor’s employees and subcontractors.

12.3.2.6.	Effective lines of communication between the compliance officer and the Contractor’s staff and subcontractors.

12.3.2.7.	Enforcement of standards through well-publicized disciplinary guidelines.

12.3.2.8.	Provision for internal monitoring and auditing.

12.3.2.9.	Provision for prompt response to detected offenses, and for development of corrective action initiatives.

12.3.2.10.	Provision of detailed information to employees and subcontractors regarding fraud and abuse policies and procedures and the False Claims Act as identified in Section 1902(a)(68) of the Social Security Act.
12.3.3.	The Contractor shall report in writing to DSHS all verified cases of fraud and abuse, including fraud and abuse by the Contractor’s employees and subcontractors, within seven (7) calendar days according to the Notices provisions of the General Terms and Conditions Section of this Contract. The report shall include the following information:
12.3.3.1.	Subject(s) of complaint by name and either provider/subcontractor type or employee position.

12.3.3.2.	Source of complaint by name and provider/subcontractor type or employee position, if applicable.

12.3.3.3.	Nature of complaint.

12.3.3.4.	Estimate of the amount of funds involved.

12.3.3.5.	Legal and administrative disposition of case.
13.     GRIEVANCE SYSTEM
13.1.	General Requirements: The Contractor shall have a grievance system which complies with the requirements of 42 CFR 438 Subpart F and WACs 388-538 and 284-43, insofar as those WACs are not in conflict with 42 CFR 438 Subpart F. The grievance system shall include a grievance process, an appeal process, and access to the hearing process. NOTE: Provider claim disputes initiated by the provider are not subject to this Section.
13.1.1.	The Contractor shall have policies and procedures addressing the grievance system, which comply with the requirements of this Contract. DSHS must approve, in writing, all grievance system policies and procedures and related notices to enrollees regarding the grievance system.

13.1.2.	The Contractor shall give enrollees any assistance necessary in completing forms and other procedural steps for grievances and appeals (42 CFR 438.406(a)(1) and WAC 284-43-615(2)(e)).

13.1.3.	The Contractor shall acknowledge receipt of each grievance, either orally or in writing, and appeal, in writing, within five (5) working days (42 CFR 438.406(a)(2) and (WAC 284-43-620).

13.1.4.	The Contractor shall ensure that decision makers on grievances and appeals were not involved in previous levels of review or decision-making (42 CFR 438.406(a)(3)(i)).

13.1.5.	Decisions regarding grievances and appeals shall be made by health care professionals with clinical expertise in treating the enrollee’s condition or disease if any of the following apply (42 CFR 438.406(a)(3)(ii)):
13.1.5.1.	If the enrollee is appealing an action concerning medical necessity.

13.1.5.2.	If an enrollee grievance concerns a denial of expedited resolution of an appeal.

13.1.5.3.	If the grievance or appeal involves any clinical issues.
13.2.	Grievance Process: The following requirements are specific to the grievance process:
13.2.1.	Only an enrollee may file a grievance with the Contractor; a provider may not file a grievance on behalf of an enrollee (42 CFR 438.402(b)(3)).

13.2.2.	The Contractor shall accept grievances forwarded by DSHS.

13.2.3.	The Contractor shall cooperate with any representative authorized in writing by the covered enrollee (WAC 284-43-615).

13.2.4.	The Contractor shall consider all information submitted by the covered person or representative (WAC 284-43-615).

13.2.5.	The Contractor shall investigate and resolve all grievances (WAC 284-43-615).

13.2.6.	The Contractor shall complete the disposition of a grievance and notice to the affected parties as expeditiously as the enrollees health condition requires, but no later than ninety (90) calendar days from receipt of the grievance.

13.2.7.	The Contractor may notify enrollees of the disposition of grievances. The notification may be orally or in writing for grievances not involving clinical issues. Notices of disposition for clinical issues must be in writing.

13.2.8.	Enrollees do not have the right to a hearing in regard to the disposition of a grievance.
13.3.	Appeal Process: The following requirements are specific to the appeal process:
13.3.1.	An enrollee, or a provider acting on behalf of the enrollee and with the enrollee’s written consent, may appeal a Contractor action (42 CFR 438.406(b)(1)).

13.3.2.	If DSHS receives a request to appeal an action of the Contractor, DSHS will forward relevant information to the Contractor and the Contractor will contact the enrollee.

13.3.3.	For appeals of standard service authorization decisions, an enrollee must file an appeal, either orally or in writing, within ninety (90) calendar days of the date on the Contractor’s notice of action. This also applies to an enrollee’s request for an expedited appeal (42 CFR 438.406(b)(1)).

13.3.4.	For appeals for termination, suspension, or reduction of previously authorized services when the enrollee requests continuation of such services, an enrollee must file an appeal within ten (10) calendar days of the date of the Contractor’s mailing of the notice of action. If the enrollee is notified in a timely manner and the enrollee’s request for continuation of services is not timely, the Contractor is not obligated to continue services and the timeframes for appeals of standard resolution apply (42 CFR 438.408).

13.3.5.	Oral inquiries seeking to appeal an action shall be treated as appeals and be confirmed in writing, unless the enrollee or provider requests an expedited resolution (42 CFR 438.406(b)(1)).

13.3.6.	The appeal process shall provide the enrollee a reasonable opportunity to present evidence, and allegations of fact or law, in person as well as in writing. The Contractor shall inform the enrollee of the limited time available for this in the case of expedited resolution (42 CFR 438.406(b)(2)).

13.3.7.	The appeal process shall provide the enrollee and the enrollee’s representative opportunity, before and during the appeals process, to examine the enrollee’s case file, including medical records, and any other documents and records considered during the appeal process (42 CFR 438.406(b)(3)).

13.3.8.	The appeal process shall include as parties to the appeal, the enrollee and the enrollee’s representative, or the legal representative of the deceased enrollee’s estate (42 CFR 438.406(b)(4)).

13.3.9.	The Contractor shall resolve each appeal and provide notice, as expeditiously as the enrollee’s health condition requires, within the following timeframes (42 CFR 438.408(b)(2-3):
13.3.9.1.	For standard resolution of appeals and for appeals for termination, suspension, or reduction of previously authorized services a decision must be made within fourteen (14) days after receipt of the appeal, unless the Contractor notifies the enrollee that an extension is necessary to complete the appeal; however, the extension cannot delay the decision beyond thirty (30) days of the request for appeal, without the informed written consent of the enrollee. In all circumstances the appeal determination must not be extended beyond forty-five (45) calendar days from the day the Contractor receives the appeal request.
13.3.9.2.	For expedited resolution of appeals, including notice to the affected parties, no longer than three (3) calendar days after the Contractor receives the appeal. This timeframe may not be extended.
13.3.10.	The notice of the resolution of the appeal shall (42 CFR 438.408(d)):
13.3.10.1.	Be in writing. For notice of an expedited resolution, the Contractor shall also make reasonable efforts to provide oral notice.

13.3.10.2.	Include the reasons for the determination in easily understood language and the date completed.

13.3.10.3.	A written statement of the clinical rationale for the decision, including how the requesting provider or enrollee may obtain the Utilization Management clinical review or decision-making criteria.

13.3.10.4.	For appeals not resolved wholly in favor of the enrollee (42 CFR 438.408(e)(2)):
13.3.10.4.1.	Include information on the enrollee’s right to request a hearing and how to do so.

13.3.10.4.2.	Include information on the enrollee’s right to receive services while the hearing is pending and how to make the request.

13.3.10.4.3.	Inform the enrollee that the enrollee may be held liable for the amount the Contractor pays for services received while the hearing is pending, if the hearing decision upholds the Contractor’s action.

13.4.	Expedited Appeal Process:
13.4.1.	The Contractor shall establish and maintain an expedited appeal review process for appeals when the Contractor determines, for a request from the enrollee, or the provider indicates, in making the request on the enrollee’s behalf or supporting the enrollee’s request, that taking the time for a standard resolution could seriously jeopardize the enrollee’s life or health or ability to attain, maintain, or regain maximum function (42 CFR 438.410(a)).

13.4.2.	The Contractor shall make a decision on the enrollee’s request for expedited appeal and provide notice, as expeditiously as the enrollee’s health condition requires, within three (3) calendar days after the Contractor receives the appeal. The Contractor shall also make reasonable efforts to provide oral notice.

13.4.3.	The Contractor shall ensure that punitive action is not taken against a provider who requests an expedited resolution or supports an enrollee’s appeal (42 CFR 438.410(b)).

13.4.4.	If the Contractor denies a request for expedited resolution of an appeal, it shall transfer the appeal to the timeframe for standard resolution and make reasonable efforts to give the enrollee prompt oral notice of the denial, and follow up within two (2) calendar days with a written notice (42 CFR 438.410(c)).

13.4.5.	The enrollee has a right to file a grievance regarding the Contractors denial of a request for expedited resolution. The Contractor must inform the enrollee of their right to file a grievance in the notice of denial.
13.5.	Hearings:
13.5.1.	A provider may not request a hearing on behalf of an enrollee.

13.5.2.	If an enrollee does not agree with the Contractor’s resolution of the appeal, the enrollee may file a request for a hearing within the following time frames (see WAC 388-538-112 for the hearing process for enrollees):
13.5.2.1.	For hearings regarding a standard service, within ninety (90) calendar days of the date on the Contractor’s mailing of the notice of the resolution of the appeal 42 CFR 438.402 (b)(2)).

13.5.2.2.	For hearings regarding termination, suspension, or reduction of a previously authorized service, if the enrollee requests continuation of services, within ten (10) calendar days of the date on the Contractor’s mailing of the notice of the resolution of the appeal. If the enrollee is notified in a timely manner and the enrollee’s request for continuation of services is not timely, the Contractor is not obligated to continue services and the timeframes for a hearing regarding a standard service apply (42 CFR 438.420)
13.5.3.	If the enrollee requests a hearing, the Contractor shall provide to DSHS upon request and within three (3) working days, all Contractor-held documentation related to the appeal, including but not limited to, any transcript(s), records, or written decision(s) from participating providers or delegated entities.

13.5.4.	The Contractor is an independent party and is responsible for its own representation in any hearing, independent review, Board of Appeals and subsequent judicial proceedings.

13.5.5.	The Contractor’s medical director or designee shall review all cases where a hearing is requested and any related appeals, when medical necessity is an issue.

13.5.6.	The enrollee must exhaust all levels of resolution and appeal within the Contractor’s grievance system prior to filing a request for a hearing with DSHS (42 CFR 438.402(b)(2)(ii)).

13.5.7.	DSHS will notify the Contractor of hearing determinations. The Contractor will be bound by the hearing determination, whether or not the hearing determination upholds the Contractor’s decision. Implementation of such a hearing decision shall not be the basis for termination of enrollment by the Contractor.

13.5.8.	If the hearing decision is not within the purview of this Contract, then DSHS will be responsible for the implementation of the hearing decision.
13.6.	Independent Review: After exhausting both the Contractor’s appeal process and the hearing process an enrollee has a right to independent review in accord with RCW 48.43.535 and WAC 284-43-630.

13.7.	Board of Appeals: An enrollee who is aggrieved by the final decision of an independent review may appeal the decision to the DSHS Board of Appeals in accord with WAC ###-##-#### through ###-##-####. Notice of this right will be included in the written determination from the Contractor or Independent Review Organization.

13.8.	Continuation of Services:
13.8.1.	The Contractor shall continue the enrollee’s services if all of the following apply (42 CFR 438.420):

13.8.1.1.	An appeal, hearing or independent review is requested on or before the later of the following:
13.8.1.1.1.	Within ten (10) calendar days of the Contractor mailing the notice of action, which for actions involving services previously authorized, shall be delivered by a method that certifies receipt and assures delivery within three (3) calendar days.
13.8.1.1.2.	The intended effective date of the Contractor’s proposed action.
13.8.1.2.	The appeal involves the termination, suspension, or reduction of a previously authorized course of treatment.

13.8.1.3.	The services were ordered by an authorized provider.

13.8.1.4.	The original period covered by the original authorization has not expired.

13.8.1.5.	The enrollee requests an extension of services.
13.8.2.	If, at the enrollee’s request, the Contractor continues or reinstates the enrollee’s services while the appeal, hearing, independent review or DSHS Board of Appeals is pending, the services shall be continued until one of the following occurs:
13.8.2.1.	The enrollee withdraws the appeal, hearing or independent review request.

13.8.2.2.	Ten (10) calendar days pass after the Contractor mails the notice of the resolution of the appeal and the enrollee has not requested a hearing (with continuation of services until the hearing decision is reached) within the ten (10) calendar days.

13.8.2.3.	Ten (10) calendar days pass after DSHS mails the notice of resolution of the hearing and the enrollee has not requested an independent review (with continuation of services until the independent review decision is reached) within the ten (10) calendar days.

13.8.2.4.	Ten (10) calendar days pass after the Contractor mails the notice of the resolution of the independent review and the enrollees has not requested a DSHS Board of Appeals (with continuation of services until the DSHS Board of Appeals decision is reached) within ten (10) calendar days.

13.8.2.5.	The time period or service limits of a previously authorized service has been met.
13.8.3.	If the final resolution of the appeal upholds the Contractor’s action, the Contractor may recover from the enrollee the amount paid for the services provided to the enrollee while the appeal was pending, to the extent that they were provided solely because of the requirement for continuation of services.
13.9.	Effect of Reversed Resolutions of Appeals and Hearings:
13.9.1.	If the Contractor, DSHS Office of Administrative Hearings (OAH), independent review organization (IRO) or DSHS Board of Appeals reverses a decision to deny, limit, or delay services that were not provided while the appeal was pending, the Contractor shall authorize or provide the disputed services promptly, and as expeditiously as the enrollee’s health condition requires (42 CFR 438.424(a)(b)).
13.9.2.	If the Contractor, OAH, IRO or DSHS Board of Appeals reverses a decision to deny authorization of services, and the enrollee received the disputed services while the appeal was pending, the Contractor shall pay for those services.
13.10.	Actions, Grievances, Appeals and Independent Reviews: The Contractor shall maintain records of all actions, grievances, appeals and independent reviews.
13.10.1.	The records shall include actions, grievances and appeals handled by delegated entities.

13.10.2.	The Contractor shall provide a report of complete actions, grievances, appeals and independent reviews to DSHS in accord with the Grievance System Reporting Requirements published by DSHS (see Attachment A for website link).

13.10.3.	The Contractor is responsible for maintenance of records for and reporting of any grievance, actions and appeals handled by delegated entities.

13.10.4.	Delegated actions, grievances and appeals are to be integrated into the Contractor’s report.

13.10.5.	Data shall be reported in the DSHS and Contractor agreed upon format. Reports that do not meet the Grievance System Reporting Requirements shall be returned to the Contractor for correction. Corrected reports will be resubmitted to DSHS within 30 calendar days.

13.10.6.	The report medium shall be specified by DSHS and shall be in accord with the Grievance System Reporting Requirements published by DSHS (See Attachment A for website link).

13.10.7.	Reporting of actions shall include all denials or limited authorization of a requested service, including the type or level of service, and the reduction, suspension, or termination of a previously authorized service but will not include denials of payment to providers unless the enrollee may be liable for payment in accord with WAC 388-502-0160 and the provisions of this Contract.

13.10.8.	The Contractor shall provide information to DSHS regarding denial of payment to providers upon request.

13.10.9.	Reporting of grievances shall include all expressions of enrollee dissatisfaction not related to an action. All grievances are to be recorded and counted whether the grievance is remedied by the Contractor immediately or through its grievance and quality of care service procedures.
14.    BENEFITS
14.1.	Scope of Services:
14.1.1.	The Contractor is responsible for covering medically necessary services relating to (42 CFR 438.210(a)(4)):
14.1.1.1.	The prevention, diagnosis, and treatment of health impairments.

14.1.1.2.	The achievement of age-appropriate growth and development.

14.1.1.3.	The attainment, maintenance, or regaining of functional capacity.
14.1.2.	If a specific procedure or element of a covered service is covered by DSHS under its fee-for-service program, as described in DSHS’ billing instructions, incorporated by reference (see Attachment A for website link), the Contractor shall cover the service subject to the specific exclusions and limitations as described in this Contract.

14.1.3.	Except as otherwise specifically provided in this Contract, the Contractor shall provide covered services in the amount, duration and scope described in the Medicaid State Plan (42 CFR 438.210(a)(1 & 2)).

14.1.4.	The amount and duration of covered services that are medically necessary depends on the enrollee’s condition (42 CFR 438.210(a)(3)(i)).

14.1.5.	The Contractor shall not arbitrarily deny or reduce the amount, duration or scope of required services solely because of the enrollee’s diagnosis, type of illness or condition (42 CFR 438.210(a)(3)(ii).

14.1.6.	Except as specifically provided in the provisions of the, Authorization of Services Section, the requirements of this Section shall not be construed to prevent the Contractor from establishing utilization control measures as it deems necessary to assure that services are appropriately utilized, provided that utilization control measures do not deny medically necessary covered services to enrollees. The Contractor’s utilization control measures are not required to be the same as those in the Medicaid fee-for-service program (42 CFR 438.210(a)(3)(iii).

14.1.7.	For specific covered services, the requirements of this Section shall also not be construed as requiring the Contractor to cover the specific items covered by DSHS under its fee-for-service program, but shall rather be construed to require the Contractor to cover the same scope of services.

14.1.8.	Nothing in this Contract shall be construed to require or prevent the Contractor from covering services outside of the scope of services covered under this Contract (42 CFR 438.6(e)).

14.1.9.	The Contractor may limit coverage of services to participating providers except as specifically provided in the Access and Capacity Section of this Contract; and the following provisions of this Section:
14.1.9.1.	Emergency services;

14.1.9.2.	Outside the Service Areas as necessary to provide medically necessary services; and

14.1.9.3.	Coordination of Benefits, when an enrollee has other medical coverage as necessary to coordinate benefits.
14.1.10.	Within the Service Areas: Within the Contractor’s service areas, as defined in the Service Areas provisions of the Enrollment Section of this Contract, the Contractor shall cover enrollees for all medically necessary services included in the scope of services covered by this Contract.

14.1.11.	Outside the Service Areas: For the enrollees still enrolled with the Contractor who are temporarily outside of the service areas or who have moved to a service area not served by the Contractor, the Contractor shall cover the following services:
14.1.11.1.	Emergency and post-stabilization services.

14.1.11.2.	Urgent care services associated with the presentation of medical signs that require immediate attention, but are not life threatening. The Contractor may require prior-authorization for urgent care services as long as the wait times specified in the, Appointment Standards, provisions of the Access and Capacity Section of this Contract, are not exceeded.

14.1.11.3.	Services that are neither emergent nor urgent, but are medically necessary and cannot reasonably wait until enrollee’s return to the service area. The Contractor is not required to cover non-symptomatic (i.e., preventive care) out of the service area. The Contractor may require pre-authorization for such services as long as the wait times specified in the Appointment Standards provision of the Access and Capacity Section of this Contract, are not exceeded.

14.1.11.4.	The Contractor’s obligation for services outside the service area is limited to ninety (90) calendar days beginning with the first of the month following the month in which the enrollee leaves the service area or changes residence, except when the enrollee is sent out of the service area by the Contractor to receive services.

14.1.11.5.	The Contractor is not responsible for coverage of any services when an enrollee is outside the United States of America and its territories and possessions.
14.2.	Medical Necessity Determination: The Contractor shall determine which services are medically necessary, according to utilization management requirements and the definition of Medically Necessary Services in this Contract. The Contractor’s determination of medical necessity in specific instances shall be final except as specifically provided in this Contract regarding appeals, hearings and independent review.

14.3.	Enrollee Self-Referral:
14.3.1.	Enrollees have the right to self-refer for certain services to local health departments and family planning clinics paid through separate arrangements with the State of Washington.

14.3.2.	The Contractor is not responsible for the coverage of the services provided through such separate arrangements.

14.3.3.	The enrollees also may choose to receive such services from the Contractor.

14.3.4.	The Contractor shall assure that enrollees are informed, whenever appropriate, of all options in such a way as not to prejudice or direct the enrollee’s choice of where to receive the services. If the Contractor in any manner deprives enrollees of their free choice to receive services through the Contractor, the Contractor shall pay the local health department or family planning facility for services provided to enrollees up to the limits described herein.
14.3.5.	If the Contractor subcontracts with local health departments or family planning clinics as participating providers or refers enrollees to them to receive services, the Contractor shall pay the local health department or family planning facility for services provided to enrollees up to the limits described herein.

14.3.6.	The services to which an enrollee may self-refer are:
14.3.6.1.	Family planning services and sexually-transmitted disease screening and treatment services provided at family planning facilities, such as Planned Parenthood.

14.3.6.2.	Immunizations, sexually-transmitted disease screening and follow-up, immunodeficiency virus (HIV) screening, tuberculosis screening and follow-up, and family planning services through the local health department.
14.4.	Women’s Health Care Services: The Contractor must provide female enrollees with direct access to a women’s health specialist within the Contractors network for covered care necessary to provide women’s routine and preventive health care services in accord with the provisions of WAC 284-43-250 and 42 CFR 438.206(b)(2).

14.5.	Maternity Newborn Length of Stay: The Contractor shall ensure that hospital delivery maternity care is provided in accord with RCW 48.43.115.

14.6.	Continuity of Care: The Contract shall ensure the Continuity of Care, as defined herein, for enrollees in an active course of treatment for a chronic or acute medical condition. The Contractor shall ensure that medically necessary care for enrollees is not interrupted (42 CFR 438.208).
14.6.1.	For changes in the Contractor’s provider network or service areas, the Contractor shall comply with the notification requirements identified in the Service Area and Provider Network Changes provisions found in the Enrollment and Access and Capacity Sections of this Contract.

14.6.2.	If possible and reasonable, the Contractor shall preserve enrollee provider relationships through transitions.

14.6.3.	Where preservation of provider relationships is not possible and reasonable, the Contractor shall provide transition to a provider who will provide equivalent, uninterrupted care as expeditiously as the enrollee’s medical condition requires.

14.6.4.	The Contractor shall allow new enrollees with the Contractor to fill prescriptions written prior to enrollment until the first of the following occurs:
14.6.4.1.	The enrollee’s prescription expires.

14.6.4.2.	A participating provider examines the enrollee to evaluate the continued need for the prescription. If the enrollee refuses an evaluation by a participating provider the Contractor may refuse to fill the prescription.
14.7.	Coordination of Care: The Contractor shall ensure that health care services are coordinated for enrollees as follows (42 CFR 438.208):
14.7.1.	The Contractor shall ensure that PCPs are responsible for the provision, coordination, and supervision of health care to meet the needs of each enrollee, including initiation and coordination of referrals for medically necessary specialty care.

14.7.2.	The Contractor shall ensure that enrollee health information is shared between providers in a manner that facilitates coordination of care while protecting confidentiality and enrollee privacy (42 CFR 438.208(b)(4) and 45 CFR 160 and 164 subparts A and E).

14.7.3.	The Contractor shall provide support services to assist PCPs in providing coordination if it is not provided directly by the Contractor.

14.7.4.	The Contractor shall coordinate and ensure PCPs coordinate with community-based and DSHS services/programs including but not limited to services/programs described in this Section:
14.7.4.1.	First Steps Maternity Services and Maternity Case Management;

14.7.4.2.	Transportation services;

14.7.4.3.	Regional Support Networks for mental health services;

14.7.4.4.	Developmental Disability services;

14.7.4.5.	Infant Toddler Early Intervention Program (ITEIP) for infants from the ages of birth to three;

14.7.4.6.	Patient Review and Restriction (PRR) program, for enrollees who meet the criteria identified in WAC 388-501-0135;

14.7.4.7.	Health Department services, including Title V services for children with special health care needs;

14.7.4.8.	Home and Community Services for older and physically disabled individuals; and

14.7.4.9.	Alcohol and Substance Abuse services.
14.7.5.	The Contractor shall identify or shall ensure that providers identify enrollees with special health care needs as defined in WAC 388-538-050. The Contractor’s obligation for identification of enrollees with special health care needs is limited to identification in the course of any contact or health care visit initiated by the enrollee and any information available to the Contractor regarding an enrollee’s special health care needs. The Contractor shall maintain a record of all enrollee’s identified as enrollee’s with special health care needs.

14.7.6.	The Contractor shall ensure that PCPs, in consultation with other appropriate health care professionals, assess and develop individualized treatment plans for children with special health care needs and enrollees with special health care needs as defined herein, which ensure integration of clinical and non-clinical disciplines and services in the overall plan of care (42 CFR 438.208(c)(2)).
14.7.6.1.	Documentation regarding the assessment and treatment plan shall be in the enrollee’s case file, including enrollee participation in the development of the treatment plan (42 CFR 438.208(c)(3)).

14.7.6.2.	If the Contractor requires approval of the treatment plan, approval must be provided in a timely manner appropriate to the enrollee’s health condition.
14.7.7.	The Contractor must implement procedures to share with other MCOs and RSNs serving the enrollee the results of its identification and assessment of any children with special health care needs and enrollee with special health care needs so that those activities are not duplicated while protecting confidentiality and enrollee rights (42 CFR 438.208 (b)(3)).
14.8.	Second Opinions:
14.8.1.	The Contractor must authorize a second opinion regarding the enrollee’s health care from a qualified health care professional within the Contractor’s network, or provide authorization for the enrollee to obtain a second opinion outside the Contractor’s network, if the Contractor’s network is unable to provide for a qualified health care professional, at no cost to the enrollee.

14.8.2.	This Section shall not be construed to require the Contractor to cover unlimited second opinions, nor to require the Contractor to cover any services other than the professional services of the second opinion provider (42 CFR 438.206(b)(3)).
14.9.	Sterilizations and Hysterectomies: The Contractor shall assure that all sterilizations and hysterectomies performed under this Contract are in compliance with 42 CFR 441 Subpart F, and that the DSHS Sterilization Consent Form (DSHS 13-364(x)) or its equivalent is used.

14.10.	Experimental and Investigational Services:
14.10.1.	If the Contractor excludes or limits benefits for any services for one or more medical conditions or illnesses because such services are deemed experimental or investigational, the Contractor shall develop and follow policies and procedures for such exclusions and limitations. The policies and procedures shall identify the persons responsible for such decisions. The policies and procedures and any criteria for making decisions shall be made available to DSHS upon request (WACs 284-44-043, 284-46-507 and 284-96-015).

14.10.2.	In making the determination, whether to authorize a service the Contractor shall consider the following:
14.10.2.1.	Evidence in peer-reviewed, medical literature, as defined herein, and pre-clinical and clinical data reported to the National Institute of Health and/or the National Cancer Institute, concerning the probability of the service maintaining or significantly improving the enrollee’s length or quality of life, or ability to function, and whether the benefits of the service or treatment are outweighed by the risks of death or serious complications.

14.10.2.2.	Whether evidence indicates the service or treatment is likely to be as beneficial as existing conventional treatment alternatives.

14.10.2.3.	Any relevant, specific aspects of the condition.

14.10.2.4.	Whether the service or treatment is generally used for the condition in the State of Washington.

14.10.2.5.	Whether the service or treatment is under continuing scientific testing and research.

14.10.2.6.	Whether the service or treatment shows a demonstrable benefit for the condition.

14.10.2.7.	Whether the service or treatment is safe and efficacious.

14.10.2.8.	Whether the service or treatment will result in greater benefits for the condition than another generally available service.

14.10.2.9.	If approval is required by a regulating agency, such as the Food and Drug Administration, whether such approval has been given before the date of service.
14.10.3.	Criteria to determine whether a service is experimental or investigational shall be no more stringent for Medicaid enrollees than that applied to any other members.

14.10.4.	A service or treatment that is not experimental for one enrollee with a particular medical condition cannot be determined to be experimental for another enrollee with the same medical condition and similar health status.

14.10.5.	A service or treatment may not be determined to be experimental and investigational solely because it is under clinical investigation when there is sufficient evidence in peer-reviewed medical literature to draw conclusions, and the evidence indicates the service or treatment will probably be of significant benefit to enrollees.

14.10.6.	An adverse determination made by the Contractor shall be subject to appeal through the Contractor’s appeal process, hearing process and independent review.
14.11.	Enrollee Hospitalized at Enrollment:
14.11.1.	If an enrollee is in an acute care hospital at the time of enrollment and was not enrolled in Healthy Options/SCHIP on the day the enrollee is admitted to the hospital, DSHS shall be responsible for payment of all inpatient facility and professional services provided from the date of admission until the date the enrollee is no longer confined to an acute care hospital.

14.11.2.	If an enrollee is enrolled in Healthy Options/SCHIP on the day the enrollee was admitted to an acute care hospital, then the plan the enrollee is enrolled with on the date of admission shall be responsible for payment of all covered inpatient facility and professional services provided from the date of admission until the date the enrollee is no longer confined to an acute care hospital.

14.11.3.	For newborns, born while their mother is hospitalized, the party responsible for the payment of covered services for the mother’s hospitalization shall be responsible for payment of all covered inpatient facility and professional services provided to the newborn from the date of admission until the date the newborn is no longer confined to an acute care hospital.

14.11.4.	For newborns, who are removed from the enrollment with the Contractor retroactive to the date of birth and whose premiums are recouped as provided herein, DSHS shall be responsible for payment of all covered inpatient facility and professional services provided to and associated with the newborn. This provision does not apply for services provided to and associated with the mother.

14.11.5.	If DSHS is responsible for payment of all covered inpatient facility and professional services provided to a mother, DSHS shall not pay the Contractor a Delivery Case Rate under the provisions of the Payment and Sanctions Section of this Contract.
14.12.	Enrollee Hospitalized at Termination of Enrollment: If an enrollee is in an acute care hospital at the time of termination of enrollment and the enrollee was enrolled with the Contractor on the date of admission, the Contractor shall be responsible for payment of all covered inpatient facility and professional services from the date of admission until one of the following occurs;
14.12.1.	The enrollee is no longer confined to an acute care hospital.

14.12.2.	The Contractor’s obligation to pay for services has ended based on the Contractor’s obligation for covering services outside the service area as identified in this Section.

14.12.3.	The enrollee’s eligibility to receive Medicaid services ends. The Contractor’s obligation for payment ends at the end of the month the enrollees Medicaid eligibility ends.
14.13.	General Description of Covered Services: This Section is a general description of services covered under this Contract and is not intended to be exhaustive.
14.13.1.	Medical services provided to enrollees who have a diagnosis of alcohol and/or chemical dependency or mental health diagnosis are covered when those services are otherwise covered services.

14.13.2.	Inpatient Services: Provided by acute care hospitals (licensed under RCW 70.41), or nursing facilities (licensed under RCW 18.51) when nursing facility services are not covered by DSHS’ Aging and Disability Services Administration and the Contractor determines that nursing facility care is more appropriate than acute hospital care. Inpatient physical rehabilitation services are included.

14.13.3.	Outpatient Hospital Services: Provided by acute care hospitals (licensed under RCW 70.41).

14.13.4.	Emergency Services and Post-stabilization Services:

14.13.4.1.	Emergency Services: Emergency services are defined herein.
14.13.4.1.1.	The Contractor will provide all inpatient and outpatient emergency services in accord with the requirements of 42 CFR 438.114.

14.13.4.1.2.	The Contractor shall cover all emergency services provided by a licensed provider, acting with in their scope of practice, without regard to whether the provider is a participating or non-participating provider (42 CFR 438.114 (c)(1)(i)).

14.13.4.1.3.	The Contractor shall not refuse to cover emergency services based on the emergency room provider, hospital, or fiscal agent not notifying the enrollee’s primary care provider, or the Contractor of the enrollee’s screening and treatment within 10 calendar days of presentation for emergency services (42 CFR 438.114 (c)(1)(ii)).

14.13.4.1.4.	The only exclusions to the Contractor’s coverage of emergency services are mental health services which are covered under separate contract, and dental services only if provided by a dentist or an oral surgeon to treat a dental diagnosis, covered under DSHS’ fee-for-service program.

14.13.4.1.5.	Emergency services shall be provided without requiring prior authorization.

14.13.4.1.6.	What constitutes an emergency medical condition may not be limited on the basis of lists of diagnoses or symptoms (42 CFR 438.114 (d)(1)(i)).

14.13.4.1.7.	The Contractor shall cover treatment obtained under the following circumstances:
14.13.4.1.7.1.	An enrollee had an emergency medical condition, including cases in which the absence of immediate medical attention would not have had the outcomes specified in the definition of an emergency medical condition (42 CFR 438.114(c)(1)(ii)(A)).

14.13.4.1.7.2.	A participating provider or other Contractor representative instructs the enrollee to seek emergency services (42 CFR 438.114(c)(1)(ii)(B)).
14.13.4.1.8.	If there is a disagreement between a hospital and the Contractor concerning whether the patient is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgment of the attending physician(s) actually caring for the enrollee at the treating facility prevails and is binding on the Contractor (42 CFR 438.114 (d)(3)).
14.13.4.2.	Post-stabilization Services: Post-stabilization services are defined herein.
14.13.4.2.1.	The Contractor will provide all inpatient and outpatient post-stabilization services in accord with the requirements of 42 CFR 438.114 and 42 CFR 422.113(c).

14.13.4.2.2.	The Contractor shall cover all post-stabilization services provided by a licensed provider, acting with in their scope of practice, without regard to whether the provider is a participating or non-participating provider.

14.13.4.2.3.	The Contractor shall cover post-stabilization services under the following circumstances (42 CFR 438.114 (e) and 42 CFR 438.113(c)(2)(iii))):
14.13.4.2.3.1.	The services are pre-approved by a participating provider or other Contractor representative.

14.13.4.2.3.2.	The services are not pre-approved by a participating provider or other Contractor representative, but are administered to maintain the enrollee’s stabilized condition within 1 hour of a request to the Contractor for pre-approval of further post-stabilization care services.

14.13.4.2.3.3.	The services are not pre-approved by a participating provider or other Contractor representative, but are administered to maintain, improve, or resolve the enrollee’s stabilized condition and:
14.13.4.2.3.3.1.	The Contractor does not respond to a request for pre-approval within thirty (30) minutes (RCW 48.43.093(d));

14.13.4.2.3.3.2.	The Contractor cannot be contacted; or

14.13.4.2.3.3.3.	The Contractor representative and the treating physician cannot reach an agreement concerning the enrollee’s care and a Contractor physician is not available for consultation. In this situation, the Contractor shall give the treating physician the opportunity to consult with a Contractor physician and the treating physician may continue with care of the enrollee until a Contractor physician is reached or one of the criteria identified in 42 CFR 438.114(e) and 42 CFR 422.133(c)(3) is met.
14.13.4.2.4.	The Contractor’s responsibility for post-stabilization services it has not pre-approved ends when (42 CFR 438.114(e) and 42 CFR 422.133(c)(3)):
14.13.4.2.4.1.	A participating provider with privileges at the treating hospital assumes responsibility for the enrollee’s care;

14.13.4.2.4.2.	A participating provider assumes responsibility for the enrollee’s care through transfer;

14.13.4.2.4.3.	A Contractor representative and the treating physician reach an agreement concerning the enrollee’s care; or

14.13.4.2.4.4.	The enrollee is discharged.
14.13.5.	Ambulatory Surgery Center: Services provided at ambulatory surgery centers.

14.13.6.	Provider Services: Services provided in an inpatient or outpatient (e.g., office, clinic, emergency room or home) setting by licensed professionals including, but not limited to, physicians, physician assistants, advanced registered nurse practitioners, midwives, podiatrists, audiologists, registered nurses, and certified dietitians. Provider Services include, but are not limited to:
14.13.6.1.	Medical examinations, including wellness exams for adults and EPSDT for children

14.13.6.2.	Immunizations

14.13.6.3.	Maternity care

14.13.6.4.	Family planning services provided or referred by a participating provider or practitioner

14.13.6.5.	Performing and/or reading diagnostic tests

14.13.6.6.	Private duty nursing

14.13.6.7.	Surgical services

14.13.6.8.	Services to correct defects from birth, illness, or trauma, or for mastectomy reconstruction

14.13.6.9.	Anesthesia

14.13.6.10.	Administering pharmaceutical products

14.13.6.11.	Fitting prosthetic and orthotic devices

14.13.6.12.	Rehabilitation services

14.13.6.13.	Enrollee health education

14.13.6.14.	Nutritional counseling for specific conditions such as diabetes, high blood pressure, and anemia

14.13.6.15.	Bio-feedback training when determined medically necessary specifically for, perineal muscles, anorectral or urethral sphincter, including EMG and/or manometry for incontinence.

14.13.6.16.	Genetic services when medically necessary for diagnosis of a medical condition.
14.13.7.	Tissue and Organ Transplants: Heart, kidney, liver, bone marrow, lung, heart-lung, pancreas, kidney-pancreas, cornea, small bowel, and peripheral blood stem cell.

14.13.8.	Laboratory, Radiology, and Other Medical Imaging Services: Screening and diagnostic services and radiation therapy.

14.13.9.	Vision Care: Eye examinations for visual acuity and refraction once every twenty-four (24) months for adults and once every twelve (12) months for children under age twenty-one (21). These limitations do not apply to additional services needed for medical conditions. The Contractor may restrict non-emergent care to participating providers. Enrollees may self-refer to participating providers for these services.

14.13.10.	Outpatient Mental Health:
14.13.10.1.	Psychiatric and psychological testing, evaluation and diagnosis:
14.13.10.1.1.	Once every twelve (12) months for adults twenty-one (21) and over and children under age twenty-one when not ordered as a result of an EPSDT exam.

14.13.10.1.2.	Unlimited for children under age twenty-one (21) when identified in an EPSDT exam.
14.13.10.2.	Unlimited medication management:
14.13.10.2.1.	Provided by the PCP or by PCP referral.

14.13.10.2.2.	Provided in conjunction with mental health treatment covered by the Contractor.
14.13.10.3.	Twelve hours per calendar year for treatment for enrollees who do not meet the RSNs access standards for receiving treatment.

14.13.10.4.	Transition to the RSN, as appropriate to the enrollee’s condition to assure continuity of care.

14.13.10.5.	The Contractor may subcontract with RSNs to provide the outpatient mental health services that are the responsibility of the Contractor. Such contracts shall not be written or construed in a manner that provides less than the services otherwise described in this Section as the Contractor’s responsibility for outpatient mental health services.

14.13.10.6.	The DSHS Mental Health Division (MHD) and the Division of Healthcare Services (DHS) shall each appoint a Mental Health Care Coordinator (MHCC). The MHCCs shall be empowered to decide all Contractor and RSN issues regarding outpatient mental health coverage that cannot be otherwise resolved between the Contractor and the RSN. The MHCCs will also undertake training and technical assistance activities that further coordination of care between DPS, MHD, Healthy Options contractors, and RSNs. The Contractor shall cooperate with the activities of the MHCCs.
14.13.11.	Neurodevelopmental Services, Occupational Therapy, Speech Therapy, and Physical Therapy: Services for the restoration or maintenance of a function affected by an enrollee’s illness, disability, condition or injury, or for the amelioration of the effects of a developmental disability when provided by a facility that is not a DSHS recognized neurodevelopmental center. The Contractor may refer children to a DSHS recognized neurodevelopmental center for the services as long as appointment wait time standards and access to care standards of this Contract are met (see Attachment A for website link).

14.13.12.	Pharmaceutical Products:
14.13.12.1.	Prescription drug products according to a DSHS approved formulary, which includes both legend and over-the-counter (OTC) products. The Contractor’s formulary shall include all therapeutic classes in DSHS’ fee-for-service drug file and a sufficient variety of drugs in each therapeutic class to meet enrollees’ medically necessary health care needs. The Contractor shall provide participating pharmacies and participating providers with its formulary and information about how to request non-formulary drugs.

14.13.12.2.	The Contractor shall have in place a mechanism to deny prescriptions written by excluded providers.

14.13.12.3.	The Contractor’s policies and procedures for the administration of the pharmacy benefit shall ensure compliance with the following requirements described in this section:
14.13.12.3.1.	Formulary exceptions: The Contractor shall approve or deny all requests for non-formulary drugs by the business day following the day of request.

14.13.12.3.2.	Emergency drug supply: The Contractor shall have a process for providing an emergency drug supply to enrollees when a delay in authorization would interrupt a drug therapy that must be continuous or when the delay would pose a threat to the enrollees’ health and safety. The drug supply provided must be sufficient to bridge the time until an authorization determination is made.
14.13.12.4.	Covered drug products shall include:
14.13.12.4.1.	Oral, enteral and parenteral nutritional supplements and supplies, including prescribed infant formulas;

14.13.12.4.2.	All Food and Drug Administration (FDA) approved contraceptive drugs, devices, and supplies; including but not limited to Depo-Provera, Norplant, and OTC products;

14.13.12.4.3.	Antigens and allergens; and

14.13.12.4.4.	Therapeutic vitamins and iron prescribed for prenatal and postnatal care.
14.13.13.	Home Health Services: Home health services through state-licensed agencies.

14.13.14.	Durable Medical Equipment (DME) and Supplies: Including, but not limited to: DME; surgical appliances; orthopedic appliances and braces; prosthetic and orthotic devices; breast pumps; incontinence supplies for enrollees over three (3) years of age; and medical supplies. Incontinence supplies shall not include non-disposable diapers unless the enrollee agrees.

14.13.15.	Oxygen and Respiratory Services: Oxygen, and respiratory therapy equipment and supplies.

14.13.16.	Hospice Services: When the enrollee elects hospice care. Includes facility services.

14.13.17.	Blood, Blood Components and Human Blood Products: Administration of whole blood and blood components as well as human blood products. In areas where there is a charge for blood and/or blood products, the Contractor shall cover the cost of the blood or blood products.

14.13.18.	Treatment for Renal Failure: Hemodialysis, or other appropriate procedures to treat renal failure, including equipment needed in the course of treatment.

14.13.19.	Ambulance Transportation: The Contractor shall cover ground and air ambulance transportation for emergency medical conditions, as defined herein, including, but not limited to, Basic and Advanced Life Support Services, and other required transportation costs, such as tolls and fares. In addition, the Contractor shall cover ambulance services under two circumstances for non-emergencies:
14.13.19.1.	When it is necessary to transport an enrollee between facilities to receive a covered services; and,

14.13.19.2.	When it is necessary to transport an enrollee, who must be carried on a stretcher, or who may require medical attention en route (RCW 18.73.180) to receive a covered service.
14.13.20.	Smoking Cessation Services: For pregnant women through sixty (60) calendar days post pregnancy.

14.13.21.	Newborn Screenings: The Contractor shall cover all newborn screenings required by the Department of Health.

14.13.22.	EPSDT:
14.13.22.1.	The Contractor shall meet all requirements under the DSHS EPSDT program policy and billing instructions, incorporated by reference (see Attachment A for website link).

14.13.22.2.	The following services are covered when referred as a result of an EPSDT exam.
14.13.22.2.1.	Chiropractic services;

14.13.22.2.2.	Nutritional counseling; and

14.13.22.2.3.	Unlimited psychiatric and psychological testing evaluation and diagnosis.

14.14.	Exclusions: The following services and supplies are excluded from coverage under this Contract.
14.14.1.	Unless otherwise required by this Contract, ancillary services resulting from excluded services are also excluded.

14.14.2.	Complications resulting from an excluded service are also excluded for a period of ninety (90) calendar days following the occurrence of the excluded service not counting the date of service. Thereafter, complications resulting from an excluded service are a covered service when they would otherwise be a covered service under the provisions of this Contract.

14.14.3.	Services Covered By DSHS Fee-For-Service Or Through Other Contracts:
14.14.3.1.	School Medical Services for Special Students as described in the DSHS billing instructions for School Medical Services.

14.14.3.2.	Eyeglass Frames, Lenses, and Fabrication Services covered under DSHS’ selective contract for these services, and associated fitting and dispensing services.

14.14.3.3.	Voluntary Termination of Pregnancy.

14.14.3.4.	Transportation Services other than Ambulance: including but not limited to Taxi, cabulance, voluntary transportation, public transportation and common carriers.

14.14.3.5.	Services provided by dentists and oral surgeons for dental diagnoses, including physical exams required prior to hospital admissions for oral surgery and anesthesia for dental care.

14.14.3.6.	Hearing Aid Devices, including fitting, follow-up care and repair.

14.14.3.7.	First Steps Child Care, Infant Case Management and Maternity Support Services as described in the DSHS program billing instructions (see Attachment A for website link).

14.14.3.8.	Sterilizations for enrollees under age twenty-one (21), or those that do not meet other federal requirements (42 CFR 441 Subpart F) (see Attachment A for website link).

14.14.3.9.	Health care services provided by a neurodevelopmental center recognized by DSHS.

14.14.3.10.	Services provided by a health department or family planning clinic when a client self-refers for care.

14.14.3.11.	Inpatient psychiatric professional services.

14.14.3.12.	Emergency mental health services.

14.14.3.13.	Pharmaceutical products prescribed by any provider related to services provided under a separate contract with DSHS.

14.14.3.14.	Laboratory services required for medication management of drugs prescribed by community mental health providers whose services are purchased by the Mental Health Division.

14.14.3.15.	Protease Inhibitors

14.14.3.16.	Services ordered as a result of an EPSDT exam that are not otherwise covered services.

14.14.3.17.	Surgical procedures for weight loss or reduction, when approved by DSHS in accord with WAC 388-531-0200. The Contractor has no obligation to cover surgical procedures for weight loss or reduction.

14.14.3.18.	Prenatal Diagnosis Genetic Counseling provided to enrollees to allow enrollees and their PCPs to make informed decisions regarding current genetic practices and testing.
14.14.4.	Services Covered By Other Divisions In DSHS:
14.14.4.1.	Substance abuse treatment services covered through the Division of Alcohol and Substance Abuse (DASA).

14.14.4.2.	Community-based services (e.g., COPES and Personal Care Services) covered through the Aging and Disability Services Administration.

14.14.4.3.	Nursing facilities covered through the Aging and Disability Services Administration.

14.14.4.4.	Mental health services separately purchased for all Medicaid clients by the Mental Health Division, including 24-hour crisis intervention, outpatient mental health treatment services, Club House, respite care, Supported Employment and inpatient services.

14.14.4.5.	Health care services covered through the Division of Developmental Disabilities for institutionalized clients.

14.14.4.6.	Infant formula for oral feeding provided by the Women, Infants and Children (WIC) program in the Department of Health.

Medically necessary nutritional supplements for infants are covered under the pharmacy benefit.
14.14.5.	Services Not Covered by Either DSHS or the Contractor in accord with WAC 388-501-070:
14.14.5.1.	Any ancillary services provided in association with services not covered by either DSHS or the Contractor.

14.14.5.2.	Medical examinations for Social Security Disability.

14.14.5.3.	Services for which plastic surgery or other services are indicated primarily for cosmetic reasons.

14.14.5.4.	Physical examinations required for obtaining continuing employment, insurance or governmental licensing.

14.14.5.5.	Sports physicals

14.14.5.6.	Experimental and Investigational Treatment or Services, determined in accord with the Experimental and Investigational Services, provision of this Section and services associated with experimental or investigational treatment or services.

14.14.5.7.	Reversal of voluntary induced sterilization.

14.14.5.8.	Personal Comfort Items, including but not limited to guest trays, television and telephone charges.

14.14.5.9.	Massage Therapy

14.14.5.10.	Acupuncture

14.14.5.11.	TMJ for Adults

14.14.5.12.	Diagnosis and treatment of infertility, impotence, and sexual dysfunction.

14.14.5.13.	Orthoptic (eye training) care for eye conditions

14.14.5.14.	Naturopathy

14.14.5.15.	Tissue or organ transplants that are not specifically listed as covered.

14.14.5.16.	Immunizations required for international travel purposes only.

14.14.5.17.	Court-ordered services

14.14.5.18.	Gender dysphoria surgery and other services not covered by DSHS for gender dysphoria.

14.14.5.19.	Any service provided to an incarcerated enrollee, beginning when a law enforcement officer takes the enrollee into legal custody and ending when the enrollee is no longer in legal custody.

14.14.5.20.	Pharmaceutical products prescribed by any provider related to a service not covered by either DSHS or the Contractor.

14.14.5.21.	Any non covered product, service or supply under DSHS’ fee-for-service program.
14.15.	Coordination of Benefits and Subrogation of Rights of Third Party Liability:
14.15.1.	Coordination of Benefits:
14.15.1.1.	Until DSHS ends the enrollment of an enrollee who has comparable coverage as described in the Enrollment Section of this Contract, the services and benefits available under this Contract shall be secondary to any other medical coverage.

14.15.1.2.	Nothing in this Section negates any of the Contractor’s responsibilities under this Contract including, but not limited to, the requirement described in the Prohibition on Enrollee Charges for Covered Services provisions of the Enrollee Rights and Protections Section of this Contract. The Contractor shall:
14.15.1.2.1.	Not refuse or reduce services provided under this Contract solely due to the existence of similar benefits provided under any other health care contracts (RCW 48.21.200), except in accord with applicable coordination of benefits rules in WAC 284-51.

14.15.1.2.2.	Attempt to recover any third-party resources available to enrollees (42 CFR 433 Subpart D) and shall make all records pertaining to coordination of benefits collections for enrollees available for audit and review.

14.15.1.2.3.	Pay claims for prenatal care and preventive pediatric care and then seek reimbursement from third parties (42 CFR 433.139(b)(3)).

14.15.1.2.4.	Pay claims for covered services when probable third party liability has not been established or the third party benefits are not available to pay a claim at the time it is filed (42 CFR 433.139(c)).

14.15.1.2.5.	Communicate the requirements of this Section to subcontractors that provide services under the terms of this Contract, and assure compliance with them.
14.15.2.	Subrogation Rights of Third-Party Liability:
14.15.2.1.	Injured person means an enrollee covered by this Contract who sustains bodily injury.

14.15.2.2.	Contractor’s medical expense means the expense incurred by the Contractor for the care or treatment of the injury sustained computed in accord with the Contractor’s fee-for-service schedule.

14.15.2.3.	If an enrollee requires medical services from the Contractor as a result of an alleged act or omission by a third-party giving rise to a claim of legal liability against the third-party, the Contractor shall have the right to obtain recovery of its cost of providing benefits to the injured person from the third-party.

14.15.2.4.	DSHS specifically assigns to the Contractor the DSHS’ rights to such third party payments for medical care provided to an enrollee on behalf of DSHS, which the enrollee assigned to DSHS as provided in WAC 388-505-0540.

14.15.2.5.	DSHS also assigns to the Contractor its statutory lien under RCW 43.20B.060. The Contractor shall be subrogated to the DSHS’ rights and remedies under RCW 74.09.180 and RCW 43.20B.040 through RCW 43.20B.070 with respect to medical benefits provided to enrollees on behalf of DSHS under RCW 74.09.

14.15.2.6.	The Contractor may obtain a signed agreement from the enrollee in which the enrollee agrees to fully cooperate in effecting collection from persons causing the injury. The agreement may provide that if an injured party settles a claim without protecting the Contractor’s interest, the injured party shall be liable to the Contractor for the full cost of medical services provided by the Contractor.

14.15.2.7.	The Contractor shall notify DSHS of the name, address, and other identifying information of any enrollee and the enrollee’s attorney who settles a claim without protecting the Contractor’s interest in contravention of RCW 43.20B.050.
14.16.	Patient Review and Restriction (PRR):

14.16.1.	The Contractor’s policies and procedures related to a Patient Review and Restriction (PRR) program, shall ensure compliance with the requirements described in this section

14.16.2.	The Contractor shall have a PRR program that meets the requirements of WAC 388-501-0135. PRR is authorized by 42 USC 1396n (a)(2) and 42 CFR 431.54.

14.16.3.	If either the Contractor or DSHS places an enrollee into the PRR program, both parties will honor that placement.

14.16.4.	The Contractor’s placement of an enrollee into the PRR program shall be considered an action, which shall be subject to appeal under the provisions of the Grievance System section of this Contract. If the enrollee appeals the PRR placement the Contractor will notify DSHS of the appeal and the outcome.

14.16.5.	When an enrollee is placed in the Contractor’s PRR program, the Contractor shall send the enrollee a written notice of the enrollee’s PRR placement, or any change of status, in accord with the requirements of WAC 388-501-0135.

14.16.6.	The Contractor shall send DSHS a written notice of the enrollee’s PRR placement, or any change of status, in accord with the required format provided in the Patient Review and Restriction Program Guide published by DSHS (See Attachment A for website link.)

14.16.7.	In accord with WAC 388-501-0135, DSHS will limit the ability of an enrollee placed in the PRR program to change their enrolled contractor for twelve months after the enrollee is in the PRR program by DSHS or the Contractor unless the PRR enrollee moves to a residence outside the Contractor’s service areas.

14.16.8.	If DSHS limits the ability of an enrollee to change their enrolled contractor family members may still change enrollment as provided in this Contract.

Adams		Benton		Chelan		Clallam		Clark		Columbia		Cowlitz		Douglas		Ferry		Franklin		Garfield
CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP
Benge (50)	99105	Benton City	99320	Ardenvoir	98811	Beaver	98305	Amboy	98601	Dayton	99328	Ariel (50)	98603	Bridgeport	98813	Boyd	99107	Connell	99326	Pomeroy	99347
Cunningham	99327	Kennewick (U)	99336	Cashmere	98815	Carlsborg	98324	Battle Ground	98604	Starbuck	99359	Carrolls	98609	East Wenatchee	98802	Curlew (50)	99118	Eltopia	99330
Hatton	99332	Kennewick	99337	Chelan	98816	Clallam Bay	98326	Bush Prairie	98606			Castle Rock	98611	Mansfield	98830	Danville (50)	99121	Kahlotus	99335
Lind	99341	Kennewick	99338	Chelan Falls	98817	Forks	98331	Camas	98607			Cougar (50)	98616	Orondo	98843	Inchelium (50)	99138	Mesa	99343
Othello	99344	Paterson	99345	Dryden	98821	Joyce	98343	Heison	98622			Kalama	98625	Palisades	98845	Keller	99140	Pasco	99301
Washtucna (50)	99371	Plymouth (50)	99346	Entiat	98822	La Push	98350	La Center	98629			Kelso	98626	Rock Island	98850	Laurier (50)	99146	Pasco	99302
Ritzville	99169	Prosser	99350	Leavenworth	98826	Neah Bay (50)	98357	Ridgefield	98642			Longview	98632	Waterville	98858	Malo	99150
		Richland	99352	Malaga	98828	Port Angeles	98362	Vancouver	98660			Ryderwood	98581			Orient	99160
		West Richland	99353	Manson	98831	Port Angeles	98363	Vancouver (U)	98661			Silverlake	98645			Republic	99166
		Richland	98354	Monitor	98836	Sekiu (50)	98381	Vancouver	98662			Toutle	98649
				Peshastin	98847	Sequim	98382	Vancouver (U)	98663			Woodland	98674
				Stehekin (CP 65)	98852			Vancouver (U)	98664
				Wenatchee	98801			Vancouver	98665
				Wenatchee	98807			Vancouver	98666
								Vancouver	98667
								Vancouver	98668
								Vancouver	98682
								Vancouver	98683
								Vancouver (U)	98684
								Vancouver	98685
								Vancouver	98686
								Vancouver	98687
								Yacolt	98675
								Washougal	98671

Grant		Grays Harbor		Island		Jefferson		King								Kitsap		Kittitas		Klickitat
CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP
Beverly	99321	Aberdeen	98520	Clinton	98236	Brinnon	98320	Auburn	98001	Kent	98042	Seattle (U)	98111	Seattle	98166	Bainbridge Is.	98110	CleElum	98922	Appleton	98602
Coulee City	99115	Amanda Park	98526	Coupeville	98239	Chimacum	98325	Auburn (U)	98002	Kent	98064	Seattle (U)	98112	Seattle	98168	Bremerton (U)	98310	Easton	98925	Bickleton (50)	99322
Electric City	99123	Copalis Bch.	98535	Freeland	98249	Port Hadlock	98339	Auburn	98071	Kirkland (U)	98033	Seattle (U)	98114	Seattle (U)	98170	Bremerton	98311	Ellensburg	98926	Bingen	98605
Ephrata	98823	Copalis Cros	98536	Greenbank	98253	Nordland	98358	Auburn	98092	Kirkland (U)	98034	Seattle (U)	98115	Seattle (U)	98171	Bremerton	98312	Kittitas	98934	Centerville	98613
George	98824	Cosmopolis	98537	Langley	98260	Port Ludlow	98365	Baring (50)	98224	Kirkland	98083	Seattle (U)	98116	Seattle (U)	98174	Bremerton (U)	98314	Ronald	98940	Dallesport	98617
Grand Coulee	99133	Elma	98541	Oak Harbor	98277	Port Townsend	98368	Bellevue	98004	Maple Valley	98038	Seattle (U)	98117	Seattle (U)	98177	Bremerton	98337	Roslyn	98941	Glenwood (50)	98619
Hartline	99135	Grayland	98547	Oak Harbor	98278	Quilcene	98376	Bellevue (U)	98005	Medina	98039	Seattle (U)	98118	Seattle (U)	98178	Bremerton	98322	S. CleElum	98943	Goldendale	98620
Marlin	98832	Hoquiam	98550					Bellevue	98006	Mercer Is. (U)	98040	Seattle (U)	98119	Seattle (U)	98181	Hansville	98340	Thorp	98946	Husum	98623
Mattawa (50)	99349	Humptuliips	98552					Bellevue (U)	98007	North Bend	98045	Seattle (U)	98121	Seattle (U)	98184	Indianola	98342	Vantage	98950	Klickitat	98628
Moses Lake	98837	Malone	98559					Bellevue (U)	98008	Pacific (U)	98047	Seattle (U)	98122	Seattle (U)	98185	Keyport	98345			Lyle	98635
Quincy	98848	McCleary	98557					Bellevue	98009	Preston	98050	Seattle (U)	98124	Seattle	98188	Kingston	98346			Roosevelt (50)	99356
Royal City	99357	Moclips	98562					Bellevue	98015	Ravensdale	98051	Seattle (U)	98125	Seattle (U)	98190	Manchester	98353			Trout Lake	98650
Soap Lake	98851	Montesano	98563					Black Diamond	98010	Redmond	98052	Seattle (U)	98126	Seattle (U)	98191	Ollala	98359			Wahkiacus	98670
Stratford	98853	Neilton	98566					Bothell (U)	98011	Redmond	98053	Seattle (U)	98129	Seattle (U)	98195	Port Gamble	98364			White Salmon	98672
Warden	98857	Oakville	98568					Bothell	98041	Redmond	98073	Seattle (U)	98131	Seattle	98198	Port Orchard	98366			Wishram	98673
Wilson Creek	98860	Ocean Shores	98569					Burton	98013	Redmond	98074	Seattle (U)	98132	Seattle (U)	98199	Port Orchard	98367
		Pacific Bch.	98571					Carnation	98014	Redondo	98054	Seattle (U)	98133	Skykomish (50)	98288	Poulsbo	98370
		Quinault	98575					Duvall	98019	Renton	98055	Seattle (U)	98134	Snoqualmie	98065	Retsil	98378
		Satsop	98583					Enumclaw (50)	98022	Renton (U)	98056	Seattle (U)	98136	Vashon	98070	Rollingbay	98061
		Taholah	98587					Fall City	98024	Renton	98057	Seattle (U)	98138	Woodinville	98072	Seabeck	98380
		Westport	98595					Federal Way (U)	98003	Renton	98058	Seattle (U)	98144	Snoqualmie Pass (50)	98068	Silverdale	98315
								Federal Way (U)	98023	Renton	98059	Seattle (U)	98145			Silverdale	98383
								Federal Way	98063	Seahurst	98062	Seattle (U)	98146			SouthColby	98384
								Federal Way	98093	Seattle (U)	98101	Seattle	98148			Southworth	98386
								Hobart	98025	Seattle (U)	98102	Seattle (U)	98151			Suquamish	98392
								Issaquah	98027	Seattle (U)	98103	Seattle (U)	98154			Tracyton	98393
								Issaquah	98029	Seattle (U)	98104	Seattle (U)	98155
								Kent	98030	Seattle (U)	98105	SeaTac (U)	98158
								Issaquah	98075	Seattle (U)	98106	Seattle (U)	98160
								Kenmore	98028	Seattle (U)	98107	Seattle (U)	98161
								Kent (U)	98031	Seattle (U)	98108	Seattle (U)	98164
								Kent	98032	Seattle (U)	98109
								Kent	98035

Lewis		Lincoln		Mason		Okanogan		Pacific		Pend Oreille		Pierce						San Juan		Skagit
CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP
Adna	98522	Almira	99103	Allyn	98524	Brewster	98812	Bay Center	98527	Cusick (50)	99119	Anderson Is.	98303	South Prairie	98385	Tacoma (U)	98455	Deer Harbor	98243	Anacortes	98221
Centralia	98531	Creston	99117	Belfair	98528	Carlton	98814	Chinook	98614	Ione (50)	99139	Ashford (50)	98304	Spanaway	98387	Tacoma (U)	98460	Eastsound	98245	Bow	98232
Chehalis	98532	Davenport	99122	Grapeview	98546	Conconully	98819	Illwaco	98624	Metaline (50)	99152	Buckley	98321	Steilacoom	98388	University Place (U)	98464	Friday Harbor	98250	Bow	98246
Cinnabar	98533	Edwall	99008	Hoodsport	98548	Coulee Dam	99116	Lebam	98554	Metaline Falls (50)	99153	Camp Murray	98430	Sumner	98352	Tacoma (U)	98465	Lopez Is.	98261	Burlington	98233
Curtis	98538	Harrington	99134	Lilliwaup	98555	Elmer City	99124	Long Beach	98631	Newport	99156	Carbonado	98323	Sumner	98390	Tacoma (U)	98466	Olga	98279	Clear Lake	98235
Doty	98539	Odessa	99144	Matlock	98560	Loomis	98827	Menlo	98561	Usk	99180	Dupont	98327	Tacoma (U)	98401	Tacoma	98471	Orcas	98280	Concrete (50)	98237
Ethel	98542	Lincoln	99147	Shelton	98584	Malott	98829	Nahcotta	98637			Eatonville	98328	Tacoma (U)	98402	Tacoma	98477	Shaw Is.	98286	Conway	98238
Galvin	98544	Mohler	99154	Tahuya	98588	Mazama (50)	98833	Naselle	98638			Elbe	98330	Tacoma (U)	98403	Tacoma	98481	Waldron	98297	Hamilton	98255
Glennoma	98336	Odessa	99159	Union	98592	Methow	98834	Ocean Park	98640			Fox Island	98333	Tacoma (U)	98404	Tacoma	98493	Blakley Island	98222	La Conner	98257
Mineral	98355	Reardan	99029			Nespelem	99155	Oysterville	98641			Gig Harbor	98329	Tacoma (U)	98405	University Place	98467			Lyman	98263
Morton	98356	Sprague (50)	99032			Okanogan	98840	Raymond	98577			Gig Harbor	98332	Tacoma (U)	98406	Vaughn	98394			Marble Mount (50)	98267
Mossyrock	98564	Wilbur	99185			Omak	98841	Seaview	98644			Gig Harbor	98335	Tacoma (U)	98407	Wauna	98395			Mt. Vernon	98273
Napavine	98565					Oroville	98844	South Bend	98586			Graham	98338	Tacoma (U)	98408	Wilkeson	98396			Mt. Vernon	98274
Onalaska	98570					Pateros	98846	Tokeland	98590			Kapowsin	98344	Tacoma (U)	98409	Paradise Inn	98398			Rockport (50)	98283
Packwood (50)	98361					Riverside	98849					La Grande	98348	Tacoma (U)	98411					Sedro Wooley	98284
Pe Ell	98572					Tonasket	98855					Lake Bay	98349	Tacoma (U)	98412
Randle (50)	98377					Twisp (50)	98856					Lakewood	98439	Tacoma (U)	98413
Salkum	98582					Wauconda (50)	98859					Lakewood	98492	Tacoma (U)	98415
Silver Creek	98585					Winthrop (50)	98862					Lakewood	98497	Tacoma (U)	98416
Toledo	98591											Lakewood	98498	Tacoma (U)	98418
Vader	98593											Lakewood	98499	Tacoma	98421
Winlock	98596											Longbranch	98351	Tacoma	98422
												Longmire	98397	Tacoma	98424
												McChord AFB	98438	Tacoma	98431
												McKenna	98558	Tacoma	98433
												Milton	98354	Tacoma	98442
												Orting	98360	Tacoma	98443
												Puyallup	98371	Tacoma (U)	98444
												Puyallup	98372	Tacoma (U)	98445
												Puyallup (U)	98373	Tacoma	98446
												Puyallup	98374	Tacoma (U)	98447
												Puyallup	98375	Tacoma (U)	98450
												Roy	98580

Skamania		Snohomish		Spokane				Stevens		Thurston		Wahkiakum		Walla Walla		Whatcom		Whitman		Yakima
CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP	CITY	ZIP
Carson	98610	Arlington	98223	Airway Hts.	99001	Spokane	99210	Addy	99101	Bucoda	98530	Cathlamet	98612	Burbank	99323	Acme	98220	Albion	99102	Brownstown	98920
N. Bonneville	98639	Bothell (U)	98021	Chattaroy	99003	Spokane	99211	Chewelah	99109	East Olympia	98540	Grays River	98621	College Place	99324	Bellingham (U)	98225	Belmont	99104	Buena	98921
Stevenson	98648	Bothell (U)	98012	Cheney	99004	Spokane	99212	Clayton	99110	Lacey	98503	Rosburg	98643	Dixie	99329	Bellingham	98226	Colfax	99111	Cowiche	98923
Underwood	98651	Bothell (U)	98082	Colbert	99005	Spokane	99213	Colville	99114	Lacey	98509	Skamokawa	98647	Prescott (50)	99348	Bellingham	98227	Colton	99113	Goose Prairie	98929
		Darrington (50)	98241	Deer Park	99006	Spokane	99214	Evans	99126	Littlerock	98556			Touchet	99360	Bellingham	98228	Endicott	99125	Grandview	98930
		Edmonds (U)	98020	Elk	99009	Spokane	99215	Ford	99013	Olympia	98501			Walla Walla	99362	Bellingham	98229	Farmington	99128	Granger	98932
		Edmonds (U)	98026	Fairchild AFB	99011	Spokane	99216	Fruitland	99129	Olympia	98502			Wallula	99363	Blaine	98230	Garfield	99130	Harrah	98933
		Everett	98201	Fairfield	99012	Spokane	99217	Gifford	99131	Olympia	98504			Waitsburg	99361	Blaine	98231	Hay	99136	Mabton	98935
		Everett	98203	Four Lakes	99014	Spokane (U)	99218	Hunters (50)	99137	Olympia	98505					Custer	98240	Hooper	99333	Moxee	98936
		Everett	98204	Freeman	99015	Spokane	99219	Kettle Falls (50)	99141	Olympia	98506					Deming	98244	LaCross	99143	Naches (50)	98937
		Everett	98205	Greenacres	99016	Spokane	99220	Loon Lake	99148	Olympia	98507					Everson	98247	Lamont	99017	Outlook	98938
		Everett	98206	Latah	99018	Spokane	99223	Marcus	99151	Olympia	98508					Ferndale	98248	Malden	99149	Parker	98939
		Everett	98207	Liberty Lake	99019	Spokane	99224	Northport (50)	99157	Olympia	98512					Lummi Is.	98262	Oakesdale	99158	Selah	98942
		Everett	98208	Marshall	99020	Spokane	99228	Rice	99167	Olympia	98513					Lynden	98264	Palouse	99161	Sunnyside	98944
		Gold Bar	98251	Mead	99021	Spokane	99251	Springdale	99173	Olympia	98516					Maple Falls	98266	Pullman	99163	Tieton	98947
		Granite Falls	98252	Medical Lake	99022	Spokane	99252	Tumtum	99034	Olympia	98599					Nooksack	98276	Pullman	99164	Toppenish	98948
		Index	98256	Mica	99023	Spokane	99256	Valley	99181	Rainier	98576					Pt. Roberts	98281	Pullman	99165	Wapato	98951
		Lake Stevens	98258	Newman Lake	99025	Spokane	99258	Wellpinit	99040	Rochester	98579					Sumas	98295	Rosalia	99170	White Swan	98952
		Lynnwood (U)	98036	Nine Miles Falls	99026	Spokane	99260			Tenino	98589							St John	99127	Yakima	98901
		Lynnwood (U)	98037	Otis Orchards	99027	Spokane	99299			Tumwater	98511							St. John	99171	Yakima (U)	98902
		Lynnwood (U)	98046	Rockford	99030	Valleyford	99036			Yelm	98597							Steptoe	99174	Yakima	98903
		Marysville	98270	Spangle	99031	Veradale	99037											Tekoa	99033	Yakima	98904
		Marysville	98271	Spokane (U)	99201	Waverly	99039											Thornton	99176	Yakima	98907
		Monroe	98272	Spokane (U)	99202													Uniontown	99179	Yakima	98908
		Mountlake Terrace (U)	98043	Spokane (U)	99203															Yakima	98909
		Mukilteo	98275	Spokane (U)	99204															Zillah	98953
		N. Lakewood	98259	Spokane (U)	99205
		Silvana	98287	Spokane	99206
		Snohomish	98290	Spokane (U)	99207
		Snohomish	98291	Spokane	99208
		Snohomish	98296	Spokane	99209
		Stanwood	98282
		Stanwood	98292
		Startup	98293
		Sultan	98294

2006 — 2007 HO & SCHIP Contract
Exhibit A Premiums, Service Areas and Capacity
Exhibit A-1 Premiums
Contractor: Molina
Effective: January 1 — June 30, 2008

	Contractor: Molina
MMIS							Adjustment Factors
Region	Reg	Service Area	Base Rate	Geo	Risk		M&F <1	M&F 1-2	M&F 3-14	M 15-18	F 15-18	M 19-34	F 19-34	M 35-64	F 35-64	M&F 65+
							2.698	0.873	0.455	0.516	1.818	0.823	2.259	1.592	1.998	4.126
						Prem. before Age/Sex	Premiums with Age/Sex
1	A	King	157.99	0.948	1.019	152.62	411.77	133.24	69.44	78.75	277.46	125.61	344.77	242.97	304.93	629.71
1	A	Walla Walla	157.99	0.948	1.019	152.62	411.77	133.24	69.44	78.75	277.46	125.61	344.77	242.97	304.93	629.71
1	A	Yakima	157.99	0.948	1.019	152.62	411.77	133.24	69.44	78.75	277.46	125.61	344.77	242.97	304.93	629.71
2	B	Asotin				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Columbia	157.99	0.973	0.997	153.26	413.50	133.80	69.73	79.08	278.63	126.13	346.21	243.99	306.21	632.35
2	B	Garfield	157.99	0.973	0.997	153.26	413.50	133.80	69.73	79.08	278.63	126.13	346.21	243.99	306.21	632.35
2	B	Grays Harbor	157.99	0.973	0.997	153.26	413.50	133.80	69.73	79.08	278.63	126.13	346.21	243.99	306.21	632.35
2	B	Klickitat				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	San Juan	157.99	0.973	0.997	153.26	413.50	133.80	69.73	79.08	278.63	126.13	346.21	243.99	306.21	632.35
2	B	Skagit	157.99	0.973	0.997	153.26	413.50	133.80	69.73	79.08	278.63	126.13	346.21	243.99	306.21	632.35
2	B	Whatcom	157.99	0.973	0.997	153.26	413.50	133.80	69.73	79.08	278.63	126.13	346.21	243.99	306.21	632.35
2	B	Whitman	157.99	0.973	0.997	153.26	413.50	133.80	69.73	79.08	278.63	126.13	346.21	243.99	306.21	632.35
3	C	Adams	157.99	0.993	1.027	161.12	434.70	140.66	73.31	83.14	292.92	132.60	363.97	256.50	321.92	664.78
3	C	Benton	157.99	0.993	1.027	161.12	434.70	140.66	73.31	83.14	292.92	132.60	363.97	256.50	321.92	664.78
3	C	Clallam	157.99	0.993	1.027	161.12	434.70	140.66	73.31	83.14	292.92	132.60	363.97	256.50	321.92	664.78
3	C	Franklin	157.99	0.993	1.027	161.12	434.70	140.66	73.31	83.14	292.92	132.60	363.97	256.50	321.92	664.78
3	C	Pacific	157.99	0.993	1.027	161.12	434.70	140.66	73.31	83.14	292.92	132.60	363.97	256.50	321.92	664.78
3	C	Spokane	157.99	0.993	1.027	161.12	434.70	140.66	73.31	83.14	292.92	132.60	363.97	256.50	321.92	664.78
4	D	Ferry	157.99	1.023	1.030	166.47	449.14	145.33	75.74	85.90	302.64	137.00	376.06	265.02	332.61	686.86
4	D	Jefferson				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4	D	Kittitas	157.99	1.023	1.030	166.47	449.14	145.33	75.74	85.90	302.64	137.00	376.06	265.02	332.61	686.86
4	D	Snohomish	157.99	1.023	1.030	166.47	449.14	145.33	75.74	85.90	302.64	137.00	376.06	265.02	332.61	686.86
4	D	Thurston	157.99	1.023	1.030	166.47	449.14	145.33	75.74	85.90	302.64	137.00	376.06	265.02	332.61	686.86
5	E	Chelan	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Clark				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Cowlitz	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Grant	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Island				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Lewis	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Lincoln	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Mason	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Okanogan	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Pend Orielle	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Pierce	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
5	E	Skamania				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Stevens	157.99	1.043	1.030	169.73	457.93	148.17	77.23	87.58	308.57	139.69	383.42	270.21	339.12	700.31
6	F	Douglas	157.99	1.063	1.026	172.31	464.89	150.43	78.40	88.91	313.26	141.81	389.25	274.32	344.28	710.95
6	F	Kitsap	157.99	1.063	1.026	172.31	464.89	150.43	78.40	88.91	313.26	141.81	389.25	274.32	344.28	710.95
6	F	Wahkiakum				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Note: Shaded areas are those not currently served.

2006 — 2007 HO & SCHIP Contract
Exhibit A Premiums, Service Areas and Capacity
Exhibit A-1 Premiums
Contractor: Molina
Effective: July 1 — December 31, 2008

	Contractor: Molina
MMIS							Adjustment Factors
Region	Reg	Service Area	Base Rate	Geo	Risk		M&F <1	M&F 1-2	M&F 3-14	M 15-18	F 15-18	M 19-34	F 19-34	M 35-64	F 35-64	M&F 65+
							2.698	0.873	0.455	0.516	1.818	0.823	2.259	1.592	1.998	4.126
						Prem. before Age/Sex	Premiums with Age/Sex
1	A	King				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1	A	Walla Walla				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1	A	Yakima				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Asotin				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Columbia				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Garfield				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Grays Harbor				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Klickitat				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	San Juan				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Skagit				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Whatcom				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2	B	Whitman				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
3	C	Adams				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
3	C	Benton				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
3	C	Clallam				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
3	C	Franklin				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
3	C	Pacific				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
3	C	Spokane				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4	D	Ferry				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4	D	Jefferson				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4	D	Kittitas				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4	D	Snohomish				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4	D	Thurston				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Chelan				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Clark				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Cowlitz				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Grant				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Island				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Lewis				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Lincoln				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Mason				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Okanogan				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Pend Orielle				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Pierce				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Skamania				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5	E	Stevens				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
6	F	Douglas				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
6	F	Kitsap				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
6	F	Wahkiakum				0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Note: Shaded areas are those not currently served.